                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-08234
                                     ------------------------------------------

                         TIFF Investment Program, Inc.
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               (Exact name of registrant as specified in charter)

                Four Tower Bridge,
                200 Barr Harbor Drive, Suite 100
                West Conshohocken, PA                               19428
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              (Address of chief executive offices)                (Zip code)

                              Richard J. Flannery
                     President and Chief Executive Officer
                         TIFF Investment Program, Inc.
Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428

                        WITH A COPY TO:
                        Bruce G. Leto
                        Stradley Ronon Stevens & Young, LLP
                        2600 One Commerce Square
                        Philadelphia, PA 19103
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                    (Name and address of agent for service)

Registrant's telephone number, including area code:   610.684.8000
                                                      -------------------------

Date of fiscal year end:   12/31/2008
                           -----------------

Date of reporting period:  1/1/2008 - 12/31/2008
                           ---------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

  Annual Report for the period 1/1/2008 through 12/31/2008 is filed herewith.

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ANNUAL REPORT                                                            [LOGO]
DECEMBER 31, 2008                    A Report of the TIFF INVESTMENT PROGRAM

ABOUT TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF MUTUAL FUNDS

TIFF Investment Program, Inc. (TIP) comprises a family of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of four mutual funds at present: TIFF Multi-Asset Fund (MAF), TIFF International Equity Fund (IEF), TIFF US Equity Fund (USEF), and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds.

MAF, IEF, and USEF operate primarily on a multi-manager basis. With respect to such funds, TAS has responsibility for the time-intensive task of selecting money managers and other vendors, and for MAF, TAS has responsibility for the all important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of the fund's assets.

FINANCIAL STATEMENTS

TIP is pleased to provide this Annual Report for the year ended December 31, 2008. Additional discussion of the performance of the mutual funds described herein has been provided to members via the TIFF Marketable Investments quarterly reports.

FOR FURTHER INFORMATION

As always, we would welcome the opportunity to discuss any aspect of TIFF's services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

CONTENTS                                                      February 27, 2009

TIFF Multi-Asset Fund
o Portfolio Management Review ........................................        2
o Fund Profile .......................................................        3
o Fund Performance ...................................................        4
o Fund Expenses ......................................................        5
o Financial Highlights ...............................................        6

TIFF International Equity Fund
o Portfolio Management Review ........................................        7
o Fund Profile .......................................................        8
o Fund Performance ...................................................        9
o Fund Expenses ......................................................       10
o Financial Highlights ...............................................       11

TIFF US Equity Fund
o Portfolio Management Review ........................................       12
o Fund Profile .......................................................       13
o Fund Performance ...................................................       14
o Fund Expenses.......................................................       15
o Financial Highlights ...............................................       16

TIFF Short-Term Fund
o Portfolio Management Review ........................................       17
o Fund Profile .......................................................       17
o Fund Performance ...................................................       18
o Fund Expenses ......................................................       19
o Financial Highlights ...............................................       19

Schedules of Investments .............................................       20

Statements of Assets and Liabilities .................................       48

Statements of Operations .............................................       49

Statements of Changes in Net Assets ..................................       50

Statements of Cash Flows .............................................       52

Notes to Financial Statements ........................................       53

Report of Independent Registered Public Accounting Firm ..............       64

Additional Information ...............................................    65-67

Approval of the Amendment to the Fee Schedule for Existing
 Money Manager .......................................................       68

Directors and Principal Officers .....................................       70

Copyright (C) 2009 -- All rights reserved -- This report may not be reproduced or distributed without written permission from TIFF.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2008

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

In one of the most challenging and unpredictable investment environments in memory, TIFF Multi-Asset Fund (MAF) produced sharply negative absolute returns for the year ended December 31, 2008, yet maintained an edge over its self-constructed index (CI). MAF returned -25.98% before the deduction of entry and exit fees (-26.70% after such deductions) for the calendar year 2008. For the same period, the fund's primary and secondary performance benchmarks, CPI +5% and the CI, returned +5.10% and -28.72%, respectively. By comparison, the MSCI All Country World (ACW) Index, which is both the segment benchmark for global stocks within the CI and the broad-based securities market index presented as a benchmark in MAF's prospectus in accordance with Securities and Exchange Commission requirements, returned -42.19%. For complete, annualized performance data, see the table on page 4.

Almost every asset class in which MAF invests routinely proved risky in 2008. To the extent that the fund preserved capital -- it beat the CI by more than 2% on the year -- it did so by holding cash (in the form of US Treasury bills) and longer-duration Treasury debt. Underweights in global equities, REITs and high yield bonds boosted relative returns in 2008, although their edge was partly eroded by generally unfavorable security selection by the fund's external managers. As 2008 came to a close and risky assets re-priced, we boosted MAF's exposure to global equities, REITs and high yield bonds and simultaneously reduced MAF's percentage allocations to conventional Treasury bonds and bills.

A notable change occurred within the inflation-linked bonds segment. Certain Treasury inflation-protected securities (TIPS) offered what staff believed could well be an attractive "two-fer" -- protection against deflation (the Treasury guarantees a minimum payment of par value at maturity) plus inflation protection. The fund's 6.9% overweight to the TIPS segment versus the CI as of year-end was one of the biggest such tilts the fund has displayed in recent years. Also noteworthy was a decision by staff during the second quarter to allocate 2% slices of the fund's capital to US small-stock specialists Shapiro Capital Management and Westport Asset Management as new external separate account managers.

STRATEGY OVERVIEW

The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds inflation plus 5% per annum by employing a globally diversified portfolio. Such diversification is designed to constitute a hedge against catastrophic losses during times when the fund's main engine of growth -- its total return segment -- may be misfiring. MAF's asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets' mean-reverting tendencies to the maximum economic extent in light of trading costs.

OUTLOOK

Keeping in mind that price is normally the most important factor by far for investors to consider when deciding where and when to invest, we offer these two assumptions that currently underlie our ongoing search on MAF's behalf for undervalued assets and under-appreciated strategies or tactics: First, all else being equal, an economy in which borrowers' creditworthiness is determined not solely by private actors but by government officials as well is bound to grow more slowly over the long term than an economy in which private actors alone control credit decisions. Second, any further correction in US stock valuations as of this writing could just as easily take the form of a correction in time rather than price -- meaning a sideways movement in prices for a period long enough to enable corporate earnings to rise to levels commensurate with stock prices. The probability we attach to this scenario is high enough to justify our recent efforts aimed at assessing the pros and cons of redirecting toward corporate bonds a portion of the capital we'd otherwise be investing in stocks on MAF's behalf. Such a redirection remained under review at year-end.

Looking broadly ahead, it could be that the new regulatory landscape likely to unfold in 2009 makes certain investment approaches that malfunctioned in 2008 even more appealing. One example: the past year's market turmoil could have the effect of reducing the number of "players" employing strategies of the sort used by the long-short stock managers and other hedge fund advisors employed by MAF. Our intuition tells us this is likely. It also tells us that the external managers MAF employs will take whatever steps they deem necessary to modify how they conduct business in order to deliver satisfactory returns -- with no assurance that they'll succeed. Fundamentally, we believe endowed charities are best served by deploying capital in a manner which assumes that (a) capitalism will not only survive but thrive in coming years and (b) a multi-year investment time horizon is not only theoretically sound for perpetual life charities but can give them a true edge relative to less patient investors.

And for those counting, the fund experienced net inflows of capital from new and existing members during each quarter of 2008, in amounts that were not insignificant. The ranks of MAF members expanded during 2008 to 309 from 245.

FUND HOLDINGS AND SECTOR WEIGHTINGS ARE SUBJECT TO CHANGE AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL ANY SECURITY. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS FOR COMPLETE HOLDINGS INFORMATION. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK. DIVERSIFICATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31,2008

FUND PROFILE (UNAUDITED)

FUND NET ASSETS $2.1 billion               FUND INCEPTION DATE March 31, 1995

The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. To facilitate the assessment of the active strategies pursued by the fund's managers, staff tracks a constructed index that reflects returns on passive indices appropriate to each fund segment, weighted by policy norm (as shown below) and rebalanced monthly. The fund's actual segment weightings vary over time and may deviate, perhaps significantly, from the policy norms shown below. These norms have changed over time, with such adjustments intended to enhance the fund's risk-adjusted expected returns. Additional adjustments to the norms are under active consideration, and it's possible that changes will be adopted in coming months.

The fund's investments are listed primarily by asset segment in the Schedule of Investments in accordance with applicable accounting principles. The fund's Schedule of Investments may not provide a complete picture of the fund's risks and exposures because it may not fully depict market, country, and asset segment risks and exposures achieved through investments in commingled investment vehicles and through futures contracts and other derivatives. When positioning the fund's portfolio, TAS staff uses available data to form a judgment of these risks and exposures and uses futures and other derivatives to, among other things, adjust country, asset segment or other exposures, manage beta,* manage cash, and complement investment decisions made by the fund's money managers. For example, a position in US Treasury Bills, when combined with S&P 500 index futures, generally behaves much like an investment in the US stock market, thereby exposing the fund to equity market risk above and beyond the percentage allocation to common stocks listed in the Summary Schedule of Investments.

            ---------------------------------------------------------
            ASSET ALLOCATION GUIDELINES       AS OF DECEMBER 31, 2008
            ---------------------------------------------------------
            SEGMENT                                NORMAL WEIGHTS
            TOTAL RETURN ASSETS                          71%
            Global Stocks                                53%
            Absolute Return                              15%
            High Yield Bonds                              3%
            INFLATION HEDGES                             14%
            Resource-Related Stocks                       7%
            Commodities                                   4%
            REITs                                         3%
            ALL-PURPOSE HEDGES                           10%
            Inflation-Linked Bonds                       10%
            DEFLATION HEDGES                              5%
            Conventional Bonds                            5%
            -----------------------------------------------------
            TOTAL                                       100%
            -----------------------------------------------------
            Asset allocation guidelines are subject to change and
            are not a recommendation to buy or sell any security.
            -----------------------------------------------------

*BETA is an asset's sensitivity to market moves. Roughly speaking, if the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2008

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

THE FUND INVESTS IN ILLIQUID SECURITIES. THE FUND OR CERTAIN OF ITS MONEY MANAGERS MAY INVEST ROUTINELY AND, AT TIMES, SIGNIFICANTLY IN DERIVATIVES, CERTAIN OF WHICH ARE DEEMED BY THE SEC TO BE HIGHLY SPECULATIVE. SHORT SELLING OF SECURITIES MAY INCREASE THE POTENTIAL FOR LOSS IF THE MANAGER HAS DIFFICULTY COVERING THE SHORT POSITIONS. LEVERAGE MAY ACCELERATE THE VELOCITY AND MAGNITUDE OF POTENTIAL LOSSES. INVESTMENTS IN ASSET-BACKED AND MORTGAGE-BACKED SECURITIES INCLUDE ADDITIONAL RISKS THAT INVESTORS SHOULD BE AWARE OF SUCH AS CREDIT RISK, PREPAYMENT RISK, POSSIBLE ILLIQUIDITY AND DEFAULT, AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC DEVELOPMENTS.

FUND PERFORMANCE (UNAUDITED)                                                      TOTAL RETURN FOR THE PERIODS ENDED 12/31/08

                                 BEFORE DEDUCTION      AFTER DEDUCTION        MSCI ACW         CPI+ 5% PER              MAF
                                OF ENTRY/EXIT FEES   OF ENTRY/EXIT FEES        INDEX*             ANNUM         CONSTRUCTED INDEX**
                                ---------------------------------------------------------------------------------------------------
Calendar Year 2008                    -25.98%              -26.70%             -42.19%             5.10%              -28.72%
3-Year Annualized                      -0.70%               -1.02%              -7.92%             7.33%               -2.86%
5-Year Annualized                       4.62%                4.41%              -0.06%             7.79%                2.61%
10-Year Annualized                      6.09%                5.98%              -0.14%             7.64%                3.87%
Annualized Since Inception              6.87%                6.80%               4.39%             7.53%                6.43%
Cumulative Since Inception            149.51%              147.03%              80.57%           171.21%              135.54%

Total return assumes dividend reinvestment. MAF's gross expense ratio for calendar year 2007, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs"), was 1.96% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such CIV expenses, the expense ratio was 0.70%. Expense ratios will differ for 2008.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

 * The MSCI ACW (All Country World) Index(SM) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI+5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. One cannot invest directly in an index.
** The Constructed Index currently comprises segment benchmarks at the following weights: 53% MSCI ACW Index; 15% 3-month Treasury Bill plus 4% per annum; 3% Merrill Lynch High Yield Master II Constrained Index; 3% MSCI US REIT Index; 7% index of global resource-related stocks; 5% Citigroup 10-year Treasury Index; 10% 10-year US Treasury Inflation Protected Security; 4% DJ AIG Commodity Total Return Index less 1% per annum. The allocations and segment weights of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations and segment weights that were in place at the time the performance was generated. One cannot invest directly in an index.

PERFORMANCE OF A $1,000,000 INVESTMENT (UNAUDITED)
                                                 TEN-YEAR PERIOD ENDED 12/31/08
                   TIFF
              Multi-Asset Fund      Constructed
              (After Deduction          MAF                        MSCI ACW
             of Entry/Exit Fees)       Index        CPI + 5%         Index

  12/31/98         995,000           1,000,000     1,000,000      1,000,000
  12/31/99       1,220,367           1,173,307     1,078,047      1,268,163
  12/31/00       1,249,522           1,154,445     1,170,116      1,091,430
  12/31/01       1,207,835           1,105,577     1,247,632        914,520
  12/31/02       1,131,366           1,050,370     1,341,070        737,861
  12/31/03       1,432,913           1,285,658     1,434,454        988,639
  12/31/04       1,641,697           1,447,584     1,555,019      1,139,245
  12/31/05       1,834,317           1,595,150     1,688,319      1,262,686
  12/31/06       2,137,461           1,843,022     1,817,587      1,527,258
  12/31/07       2,426,740           2,051,475     1,985,994      1,705,214
  12/31/08       1,787,112           1,462,304     2,087,181        985,748

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

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TIFF MULTI-ASSET FUND                                         DECEMBER 31, 2008

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactions costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                           INCLUDING INTEREST AND                              EXCLUDING INTEREST AND
                                              DIVIDEND EXPENSE*                                  DIVIDEND EXPENSE**
--------------------------------------------------------------------------------------------------------------------------------
                                                                   EXPENSES                                            EXPENSES
                                 BEGINNING         ENDING         PAID DURING         BEGINNING       ENDING         PAID DURING
                                  ACCOUNT          ACCOUNT          PERIOD             ACCOUNT        ACCOUNT         THE PERIOD
                                   VALUE            VALUE           7/1/08-             VALUE          VALUE           7/1/08-
                                  7/1/08          12/31/08         12/31/08            7/1/08         12/31/08         12/31/08
--------------------------------------------------------------------------------------------------------------------------------
1) Actual                         $1,000          $  766.10          $2.26             $1,000         $  766.10         $1.91
2) Hypothetical                   $1,000          $1,022.57          $2.59             $1,000         $1,022.97         $2.19
--------------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the fund's annualized expense ratio of 0.50% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by
   184/366 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were
   0.41%. THE EXPENSE RATIO DOES NOT INCLUDE THE FEES AND EXPENSES ASSOCIATED WITH INVESTMENTS MADE IN COMMINGLED INVESTMENT
   VEHICLES; SUCH FEES AND EXPENSES ARE REFLECTED IN THE FUND'S TOTAL RETURN.
** Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

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TIFF MULTI-ASSET FUND                                                                                            DECEMBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                     Year          Year          Year         Year        Year
                                                                    Ended         Ended         Ended        Ended       Ended
                                                                   12/31/08      12/31/07      12/31/06     12/31/05    12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year                                $    16.65    $    16.29    $    14.92    $    14.24    $  13.19
                                                                  ----------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (a)                                               0.40          0.44          0.36          0.26        0.20
Net realized and unrealized gain (loss) on investments                 (4.68)         1.73          2.03          1.38        1.67
                                                                  ----------------------------------------------------------------
Total from investment operations                                       (4.28)         2.17          2.39          1.64        1.87
                                                                  ----------------------------------------------------------------

LESS DISTRIBUTIONS FROM
Net investment income                                                  (0.37)        (0.80)        (0.49)        (0.45)      (0.28)
Net realized gains                                                     (0.05)        (1.03)        (0.56)        (0.53)      (0.57)
Return of capital                                                      (0.28)            -             -             -           -
                                                                  ----------------------------------------------------------------
Total distributions                                                    (0.70)        (1.83)        (1.05)        (0.98)      (0.85)
                                                                  ----------------------------------------------------------------
Entry/exit fee per share (a)                                            0.03          0.02          0.03          0.02        0.03
                                                                  ----------------------------------------------------------------
Net asset value, end of year                                      $    11.70    $    16.65    $    16.29    $    14.92    $  14.24
                                                                  ================================================================
TOTAL RETURN (b)                                                     (25.98%)       13.53%        16.53%        11.73%      14.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                    $2,079,472    $2,218,641    $1,599,583    $1,058,133    $705,800
Ratio of expenses to average net assets (c)                            0.53%         0.70%         0.67%         0.86%       0.77%
Ratio of expenses to average net assets, excluding interest
 and dividend expense (c)                                              0.44%         0.60%         0.53%         0.71%       0.72%
Ratio of net investment income to average net assets                   2.71%         2.54%         2.26%         1.75%       1.45%
Portfolio turnover                                                   112.12%        70.85%        61.82%        72.70%     103.35%
----------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

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TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2008

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

TIFF International Equity Fund (IEF), buffeted by a period of global market tumult unlike few in the last century, sustained harsh absolute losses in the year ended December 31, 2008, while managing to outperform its benchmark for the calendar year 2008. IEF returned -42.92% before the deduction of entry and exit fees (-43.76% after such deductions) for the calendar year 2008. For the same period, the fund's performance benchmark, the MSCI All Country World ex US Index (ACW ex US), returned -45.53%. For complete, annualized performance data, see the table on page 9.

Shrewd stock selection by underlying managers helped the fund outperform its benchmark, aided substantially by a yearlong underweighting to a segment that collapsed with more force than most during 2008: emerging markets. The turnabout from 2007 was stark. The MSCI Emerging Markets Index, an index of freely tradable emerging market stocks, rose a hefty 33.2% in local currency terms and 39.4% in US dollar terms during 2007, then plunged 45.9% in local currency terms and 53.3% in US dollar terms during 2008. IEF's exposure to financial stocks, which were pummeled during 2008, was 1.1% less at the start of the year than that of the ACW ex US. As of December 31, 2008, IEF's exposure to financials was 5.5% below that of the index. IEF continues to tilt both equity and currency exposures toward developed Asia and away from emerging markets, especially the so-called BRIC markets (Brazil, Russia, India, and China). Although overweight European equities, the fund was underweight that continent's currencies, including the euro and pound sterling, as of year-end. The tilt in European currencies amounted to -1.8% as of December 31, 2008, versus the ACW ex US, compared with a tilt of +1.7% at the start of the year.

STRATEGY OVERVIEW

The fund, which seeks to surpass the performance of the ACW ex US by an average of 1% per annum over a majority of market cycles (net of expenses), is designed as a diversified vehicle for that portion of a member's assets committed to non-US stocks. Its benchmark comprises virtually all non-US markets, permitting members to delegate responsibility for determining how monies earmarked for non-US bourses (stock exchanges) should be divided between developed and emerging markets. The fund's "normal" allocations to developed and emerging markets generally approximate the benchmark's weights but tilts away from the benchmark, such as those described above, are driven by relative opportunities. The fund does not routinely hedge the currency risk inherent in nondollar-denominated securities for two reasons: the costs of hedging short-term currency fluctuations tend to be high and currency markets tend to be self-correcting over time horizons appropriate for global equity investing.

OUTLOOK

As IEF enters 2009, staff is comfortable with its two largest separate account external managers, Marathon Asset Management and Mondrian Investment Partners, continuing to steward most of the fund's assets. We remain on the prowl for attractive opportunities to deploy capital, as always, and tweaks to the fund's roster of separate account managers and commingled investment vehicles may provide a means to that end during 2009. In the currency realm, our underweight to European currencies represents a bet that neither the European Central Bank, guardian of the euro, nor the Bank of England, protector of pound sterling, can maintain currency strength in the face of mounting fiscal challenges brought on by the massive deleveraging of 2008. Overall, we continue to manage IEF's market risk aimed at producing a "beta of one" -- returns that, statistically, hew closely to those of the ACW ex US. Thus, active security selection by external managers remains the primary source of potential excess returns in 2009 and beyond.

FUND HOLDINGS AND SECTOR WEIGHTINGS ARE SUBJECT TO CHANGE AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL ANY SECURITY. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS FOR COMPLETE HOLDINGS INFORMATION. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS.

-------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2008

FUND PROFILE (UNAUDITED)

FUND NET ASSETS $180 million                   FUND INCEPTION DATE May 31, 1994

The fund is benchmarked to the MSCI All Country World ex US Index (ACW ex US), which is a capitalization-weighted index of publicly traded non-US stocks. The following tables show the weights in the ACW ex US of its constituent countries and the ten Global Industry Classification Standard (GICS) sectors as of December 31, 2008. The fund's stock holdings are listed by country in the Schedule of Investments in accordance with applicable accounting principles. The fund's Schedule of Investments may not provide a complete picture of the fund's risks and exposures because it may not fully depict market and country risks and exposures achieved through investments in commingled investment vehicles and through futures contracts and other derivatives. When positioning the fund's portfolio, TAS staff uses available data to form a judgment of these risks and exposures and uses futures and other derivatives to, among other things, adjust country or other exposures, manage beta,* manage cash, and complement investment decisions made by the fund's money managers.

MSCI ALL COUNTRY WORLD EX US INDEX
COUNTRY WEIGHTS (%) AS OF DECEMBER 31, 2008
-------------------------------------------
EUROPE                                 50.1
Austria                                 0.2
Belgium                                 0.6
Finland                                 1.0
France                                  8.3
Germany                                 6.7
Greece                                  0.4
Ireland                                 0.2
Italy                                   2.8
Netherlands                             1.9
Portugal                                0.3
Spain                                   3.5
Other Europe
Denmark                                 0.6
Norway                                  0.5
Sweden                                  1.5
Switzerland                             6.4
United Kingdom                         15.2
PACIFIC                                26.3
Australia                               4.6
Hong Kong                               1.5
Japan                                  19.3
New Zealand                             0.1
Singapore                               0.8
NORTH AMERICA                           6.4
Canada                                  6.4
EMERGING MARKETS                       17.2
Brazil                                  2.2
China                                   3.1
India                                   1.1
Korea                                   2.3
Russia                                  1.0
South Africa                            1.4
Taiwan                                  1.9
Other Emerging                          4.2
-------------------------------------------
TOTAL                                 100.0
-------------------------------------------

Country weights are subject to change and are not a recommendation to buy or sell any security.

MSCI ALL COUNTRY WORLD EX US INDEX SECTOR WEIGHTS
----------------------------------------------------
As of December 31, 2008

                Financials                     23.3%
                    Energy                     10.8%
               Industrials                     10.5%
                 Materials                      9.4%
          Consumer Staples                      9.0%
    Consumer Discretionary                      8.4%
               Health Care                      8.0%
Telecommunication Services                      7.9%
                 Utilities                      6.7%
    Information Technology                      6.0%

Sector weights are subject to change and are not a recommendation to buy or sell any security.

Source: Morgan Stanley Capital International. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an "as is" basis, and the user of this information assumes the entire risk of any use of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punative, consequential (including, without limitation, lost profits) or any other damages.

*BETA is an asset's sensitivity to market moves. Roughly speaking, if the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.

-------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2008

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

THE FUND INVESTS IN ILLIQUID SECURITIES. THE FUND INVESTS IN NON-US SECURITIES, WHICH MAY ENTAIL POLITICAL, ECONOMIC AND CURRENCY RISKS DIFFERENT FROM THOSE OF US SECURITIES AND MAY BE ISSUED BY ENTITIES ADHERING TO DIFFERENT ACCOUNTING STANDARDS THAN THOSE GOVERNING US ISSUERS. SMALL CAPITALIZATION STOCKS MAY ENTAIL DIFFERENT RISKS THAN LARGER CAPITALIZATION STOCKS, INCLUDING POTENTIALLY LESSER DEGREES OF LIQUIDITY. THE FUND OR CERTAIN OF ITS MONEY MANAGERS MAY INVEST ROUTINELY AND, AT TIMES, SIGNIFICANTLY IN DERIVATIVES, CERTAIN OF WHICH ARE DEEMED BY THE SEC TO BE HIGHLY SPECULATIVE.

FUND PERFORMANCE (UNAUDITED)        TOTAL RETURN FOR THE PERIODS ENDED 12/31/08

                           BEFORE DEDUCTION    AFTER DEDUCTION
                            OF ENTRY/EXIT       OF ENTRY/EXIT       MSCI ACW EX
                                 FEES                FEES            US INDEX*
                           ----------------------------------------------------
Calendar Year 2008             -42.92%             -43.76%            -45.53%
3-Year Annualized               -4.80%              -5.27%             -6.98%
5-Year Annualized                3.97%               3.67%              2.56%
10-Year Annualized               4.32%               4.17%              1.95%
Annualized Since Inception       5.02%               4.91%              3.58%
Cumulative Since Inception     104.27%             101.13%             67.12%

Total return assumes dividend reinvestment. IEF's gross expense ratio for calendar year 2007, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs"), was 2.10% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such CIV expenses, the expense ratio was 0.77%. Expense ratios will differ for 2008.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.75%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

* The MSCI All Country World ex US(SM) Index is a capitalization-weighted index of publicly traded non-US stocks. MSCI All Country World ex US Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE OF A $1,000,000 INVESTMENT (UNAUDITED)
                                                 TEN-YEAR PERIOD ENDED 12/31/08

                                  TIFF
                              International
                               Equity Fund
                            (After Deduction           MSCI All
                              of Entry/Exit         Country World
                                  Fees)              ex US Index

              12/31/98            992,500            1,000,000
              12/31/99          1,363,759            1,309,047
              12/31/00          1,204,783            1,111,591
              12/31/01            994,063              892,228
              12/31/02            882,316              758,860
              12/31/03          1,247,004            1,068,700
              12/31/04          1,527,735            1,292,137
              12/31/05          1,755,955            1,506,859
              12/31/06          2,260,528            1,908,465
              12/31/07          2,654,621            2,226,287
              12/31/08          1,503,779            1,212,754

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.75% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

-------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                DECEMBER 31, 2008

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactions costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                           BEGINNING         ENDING            EXPENSES
                            ACCOUNT          ACCOUNT          PAID DURING
                             VALUE            VALUE           THE PERIOD*
                            7/1/08          12/31/08        7/1/08-12/31/08
---------------------------------------------------------------------------
1) Actual                   $1,000          $  636.50            $4.40
2) Hypothetical             $1,000          $1,019.76            $5.43
---------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 1.07% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). THE EXPENSE RATIO DOES NOT INCLUDE THE FEES AND EXPENSES ASSOCIATED WITH INVESTMENTS MADE IN COMMINGLED INVESTMENT VEHICLES; SUCH FEES AND EXPENSES ARE REFLECTED IN THE FUND'S TOTAL RETURN.

---------------------------------------------------------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                                                                  DECEMBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/08    12/31/07    12/31/06    12/31/05    12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year                                      $  17.65    $  17.18    $  14.76    $  13.30     $  11.16
                                                                        ---------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                                       0.15        0.56        0.39        0.27         0.15
Net realized and unrealized gain (loss) on investments                     (7.64)       2.37        3.77        1.67         2.31
                                                                        ---------------------------------------------------------
Total from investment operations                                           (7.49)       2.93        4.16        1.94         2.46
                                                                        ---------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.02)      (0.98)      (0.70)      (0.50)       (0.34)
Net realized gains                                                         (0.86)      (1.53)      (1.06)          -            -
                                                                        ---------------------------------------------------------
Total distributions                                                        (0.88)      (2.51)      (1.76)      (0.50)       (0.34)
                                                                        ---------------------------------------------------------
Entry/exit fee per share (a)                                                0.03        0.05        0.02        0.02         0.02
                                                                        ---------------------------------------------------------
Net asset value, end of year                                              $ 9.31    $  17.65    $  17.18    $  14.76     $  13.30
                                                                        =========================================================
TOTAL RETURN (b)                                                         (42.92%)      17.43%      28.74%      14.94%       22.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $180,348    $400,168    $295,808    $241,536     $195,207
Ratio of expenses to average net assets (c)                                0.80%       0.77%       0.67%       0.90%        1.19%
Ratio of expenses to average net assets before expense waivers (c)         0.80%       0.77%       0.67%       0.92%        1.21%
Ratio of net investment income to average net assets                       2.34%       1.91%       2.10%       1.83%        1.18%
Portfolio turnover                                                        17.44%      15.95%      15.60%      13.93%       55.17%

---------------------------------------------------------------------------------------------------------------------------------
(a) Calculation based on average shares outstanding.
(b) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(c) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2008

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

Painfully sharp declines in US stocks pushed TIFF US Equity Fund (USEF) down substantially for the year ended December 31, 2008, though the fund fared slightly better than its benchmark. USEF returned -36.39% before the deduction of entry and exit fees (-36.69% after such deductions) for the calendar year 2008. During the same period, the fund's performance benchmark, the Dow Jones Wilshire 5000 Index (DJ W5000), returned -37.34%. For complete, annualized performance data, see the table on page 14.

Favorable stock selection by external managers in the latter half of the year allowed USEF to redeem itself after sub-par performance relative to the DJ W5000 in the first two quarters of 2008. TAS's longstanding capitalization hedging program slightly dampened the impact of that favorable selection. The hedging program entails the sale of small-cap index futures offset by the purchase of large-cap index futures in order to maintain USEF's overall capitalization exposures at roughly benchmark levels.

STRATEGY OVERVIEW

The fund provides exposure to all major sectors of the US stock market, including small and mid-cap stocks not represented in the S&P 500 Index. The S&P 500 Index is a broad based, unmanaged index of 500 stocks that is widely recognized as representative of the US equity market. The fund seeks to outperform not the S&P 500 Index but rather the DJ W5000 -- a broader index that comprises all publicly traded US stocks with readily available price quotations. The DJ W5000 tends to underperform the S&P 500 Index when very large capitalization stocks perform relatively well and outperform it when such stocks lag smaller ones. But the DJ W5000 was selected as the fund's benchmark rather than the S&P 500 Index because it represents a truly comprehensive measure of publicly traded US stocks. While the DJ W5000 returned -37.34% for the calendar year 2008, the S&P 500 Index returned -37.00%.

OUTLOOK

Viewed broadly, USEF enters 2009 positioned much like it was during recent quarters. From a sector standpoint, the fund's notable leanings as it exited 2008 included more exposure to consumer discretionary stocks than the DJ W5000 and less exposure to industrial and consumer staples securities -- not significantly different from the exposures it had entering 2008. The manager roster for USEF remained unchanged throughout 2008.

The capitalization hedging program has commanded much staff time. As the cost of this program has expanded, staff has trimmed the absolute notional value of the program to about 20% of assets at the end of 4Q, partly out of a belief that the fund can tolerate slightly more deviation from the index capitalization weights.

FUND HOLDINGS AND SECTOR WEIGHTINGS ARE SUBJECT TO CHANGE AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL ANY SECURITY. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS FOR COMPLETE HOLDINGS INFORMATION. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2008

FUND PROFILE (UNAUDITED)

FUND NET ASSETS $127 million                   FUND INCEPTION DATE May 31, 1994

The fund is benchmarked to the Dow Jones Wilshire 5000 Index (DJ W5000), which is a market capitalization-weighted index of all publicly traded US stocks. The following table shows the weights in the DJ W5000 of the ten Global Industry Classification Standard (GICS) sectors as of December 31, 2008. Despite their losses, financial stocks remained the largest sector in the index at year-end. While USEF's sector weights generally differ from the index weights, the fund tends to have non-zero exposures to all ten sectors at any given time. The fund's stock holdings are listed by industry in the Schedule of Investments in accordance with applicable accounting principles. The fund's Schedule of Investments may not provide a complete picture of the fund's risks and exposures because it may not fully depict market, industry and sector risks and exposures achieved through investments in commingled investment vehicles and through futures contracts and other derivatives. When positioning the fund's portfolio, TAS staff uses available data to form a judgment of these risks and exposures and uses futures and other derivatives to, among other things, adjust market capitalization exposures, manage beta,* manage cash, and complement investment decisions made by the fund's money managers.

DOW JONES WILSHIRE 5000 COMPOSITE INDEX SECTOR WEIGHTS
-------------------------------------------------------------------------------
As of December 31, 2008

                Financials                     15.9%
               Health Care                     13.9%
    Information Technology                     13.2%
               Industrials                     13.0%
                    Energy                     12.1%
    Consumer Discretionary                     11.1%
          Consumer Staples                     10.4%
                 Utilities                      4.5%
Telecommunication Services                      3.3%
                 Materials                      2.6%

Sector weights are subject to change and are not a recommendation to buy or sell any security.

*BETA is an asset's sensitivity to market moves. Roughly speaking, if the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2008

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

THE FUND INVESTS IN ILLIQUID SECURITIES. THE FUND INVESTS IN SMALLER COMPANIES, WHICH MAY ENTAIL DIFFERENT RISKS THAN LARGER CAPITALIZATION STOCKS, INCLUDING POTENTIALLY LESSER DEGREES OF LIQUIDITY. THE FUND OR CERTAIN OF ITS MONEY MANAGERS MAY INVEST ROUTINELY AND, AT TIMES, SIGNIFICANTLY IN DERIVATIVES, CERTAIN OF WHICH ARE DEEMED BY THE SEC TO BE HIGHLY SPECULATIVE.

FUND PERFORMANCE (UNAUDITED)        TOTAL RETURN FOR THE PERIODS ENDED 12/31/08

                                BEFORE            AFTER
                             DEDUCTION OF       DEDUCTION OF       DOW JONES
                           ENTRY/EXIT FEES    ENTRY/EXIT FEES    WILSHIRE 5000*
                           ----------------------------------------------------
Calendar Year 2008            -36.39%            -36.69%            -37.34%
3-Year Annualized              -8.35%             -8.51%             -8.43%
5-Year Annualized              -1.52%             -1.62%             -1.67%
10-Year Annualized              0.73%              0.68%             -0.63%
Annualized Since Inception      7.17%              7.13%              6.66%
Cumulative Since Inception    174.43%            172.93%            156.21%

Total return assumes dividend reinvestment. USEF's gross expense ratio for calendar year 2007, including the fees and expenses associated with investments in commingled investment vehicles ("CIVs"), was 1.28% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such CIV expenses, the expense ratio was 0.73%. Expense ratios will differ for 2008.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.25%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

* The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of all publicly traded US stocks. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE OF A $1,000,000 INVESTMENT (UNAUDITED)
                                                 TEN-YEAR PERIOD ENDED 12/31/08

                                 TIFF
                            US Equity Fund            Dow Jones
                           (After Deduction         Wilshire 5000
                             of Entry/Exit         Composite Index
                                 Fees)

            12/31/98             997,500             1,000,000
            12/31/99           1,187,207             1,235,641
            12/31/00           1,154,056             1,100,938
            12/31/01           1,078,947               980,159
            12/31/02             856,545               775,736
            12/31/03           1,158,410             1,021,259
            12/31/04           1,306,105             1,150,191
            12/31/05           1,393,712             1,222,828
            12/31/06           1,640,173             1,417,014
            12/31/07           1,686,640             1,498,221
            12/31/08           1,070,323               938,849

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.25% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of funds shares.

-------------------------------------------------------------------------------
TIFF US EQUITY FUND                                           DECEMBER 31, 2008

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactions costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                           BEGINNING         ENDING            EXPENSES
                            ACCOUNT          ACCOUNT          PAID DURING
                             VALUE            VALUE           THE PERIOD*
                            7/1/08          12/31/08        7/1/08-12/31/08
---------------------------------------------------------------------------
1) Actual                   $1,000          $  732.80            $3.53
2) Hypothetical             $1,000          $1,021.06            $4.12
---------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.81% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period). THE EXPENSE RATIO DOES NOT INCLUDE THE FEES AND EXPENSES ASSOCIATED WITH INVESTMENTS MADE IN COMMINGLED INVESTMENT VEHICLES; SUCH FEES AND EXPENSES ARE REFLECTED IN THE FUND'S TOTAL RETURN.

--------------------------------------------------------------------------------------------------------------------------------
TIFF US EQUITY FUND                                                                                            DECEMBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/08    12/31/07    12/31/06    12/31/05    12/31/04
For a share outstanding throughout each peirod
Net asset value, beginning of year                                      $  13.39    $  14.90    $  14.07    $  14.49    $  12.95
                                                                        --------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                                       0.01        0.11        0.10        0.07(a)     0.07
Net realized and unrealized gain (loss) on investments                     (4.83)       0.33        2.35        0.88        1.57
                                                                        --------------------------------------------------------
Total from investment operations                                           (4.82)       0.44        2.45        0.95        1.64
                                                                        --------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.11)      (0.14)      (0.10)      (0.17)      (0.11)
Net realized gains                                                         (0.11)      (1.82)      (1.53)      (1.21)          -
                                                                        --------------------------------------------------------
Total distributions                                                        (0.22)      (1.96)      (1.63)      (1.38)      (0.11)
                                                                        --------------------------------------------------------
Entry/exit fee per share (b)                                                   -(c)     0.01        0.01        0.01        0.01
                                                                        --------------------------------------------------------
Net asset value, end of year                                            $   8.35    $  13.39    $  14.90    $  14.07    $  14.49
                                                                        ========================================================
TOTAL RETURN (d)                                                         (36.39%)      2.84%      17.68%       6.71%      12.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $127,371    $227,588    $216,369    $199,339    $229,770
Ratio of expenses to average net assets (e)                                0.68%       0.73%       0.74%       0.72%       0.73%
Ratio of expenses to average net assets before expense waivers (e)         0.68%       0.73%       0.74%       0.73%       0.74%
Ratio of net investment income to average net assets                       0.31%       0.56%       0.63%       0.48%(a)    0.48%
Portfolio turnover                                                        33.87%      37.54%      34.50%      32.85%      57.49%

--------------------------------------------------------------------------------------------------------------------------------
(a) Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.
(b) Calculation based on average shares outstanding.
(c) Rounds to less than $0.01.
(d) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND                                          DECEMBER 31, 2008

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

PERFORMANCE REVIEW

TIFF Short-Term Fund (STF) returned +2.97% for the year ended December 31, 2008. For the same period, the fund's performance benchmark, the Merrill Lynch US 6-Month Treasury Bill Index, returned +3.58%. For complete, annualized performance data, see the table on page 18.

STF trailed its benchmark by 0.61% for 2008. As noted on page 18, we also compare STF's results to the same benchmark, the Merrill Lynch US 6-Month Treasury Bill Index, debited by 0.50% per annum. Why 0.50%? Because it generally costs an estimated 0.50% per annum to rebalance the fund's holdings to keep duration, or interest rate sensitivity, in line with the index's. Such costs increased in 2008 as bid/ask spreads widened in the T-bill market: the greater the spread, the higher the costs of trading. Importantly, while staff maintains STF's duration at approximately six months, it has the discretion to "roll" holdings not precisely when the benchmark's constituent securities "roll" but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

STRATEGY OVERVIEW

As it seeks to track as closely as possible, gross of fees and expenses, the Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF's capital not susceptible to investment in T-bills for administrative reasons get invested routinely in income-generating repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily less than 2% of STF's net assets.

OUTLOOK

With short-term US treasury debt yielding currently less than 0.5%, STF is unlikely to produce anytime soon plump returns -- regardless of how skillfully staff stewards the fund's capital.

FUND PROFILE (UNAUDITED)

FUND NET ASSETS $220 million                   FUND INCEPTION DATE May 31, 1994

------------------------------------------------------------------------------
SUMMARY SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
US Treasury Bills                                                        99.1%
------------------------------------------------------------------------------
Repurchase Agreement                                                      1.3%
------------------------------------------------------------------------------
Total Investments                                                       100.4%
------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                   (0.4%)
------------------------------------------------------------------------------
Net Assets                                                              100.0%
------------------------------------------------------------------------------

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

DISTRIBUTION BY MATURITY (% OF TOTAL INVESTMENTS)
------------------------------------------------------------------------------
0  - 3  months                                                              1%
------------------------------------------------------------------------------
3  - 5  months                                                             43%
------------------------------------------------------------------------------
5  - 7  months                                                             56%
------------------------------------------------------------------------------
                                                                          100%
------------------------------------------------------------------------------

Maturities are subject to change and are not a recommendation to buy or sell any security.

-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND                                          DECEMBER 31, 2008

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 610-684-8200 OR VISITING WWW.TIFF.ORG.

PRIOR TO JULY 2004, THE FUND EMPLOYED A DIFFERENT INVESTMENT APPROACH AND MANAGER THAN THOSE CURRENTLY EMPLOYED. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE, ALTHOUGH THE RISK IS LESS FOR SHORT-TERM DEBT SECURITIES THAN LONG-TERM DEBT SECURITIES.

FUND PERFORMANCE (UNAUDITED)        TOTAL RETURN FOR THE PERIODS ENDED 12/31/08
                                                       ML US
                                                  6-MONTH T-BILL     ML US
                                    SHORT-TERM          -50BP       6-MONTH
                                       FUND           PER ANNUM     T-BILL*
                                    ---------------------------------------
Calendar Year 2008                     2.97%           3.06%         3.58%
3-Year Annualized                      4.23%           4.14%         4.66%
5-Year Annualized                      3.30%           3.14%         3.65%
10-Year Annualized                     3.65%           3.28%         3.80%
Annualized Since Inception             4.26%           3.85%         4.37%
Cumulative Since Inception            83.88%          73.44%        86.62%

Total return assumes dividend reinvestment. STF's gross expense ratio for calendar year 2007 was 0.21% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). The expense ratio will differ for 2008.

Commencement of operations was May 31, 1994.

* The Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

PERFORMANCE OF A $50,000 INVESTMENT (UNAUDITED)   TEN-YEAR PERIOD ENDED 12/31/08

                                     Merrill Lynch        Merrill Lynch
                         TIFF         6-Month US            6-Month US
                      SHORT-TERM     TREASURY BILL         T-BILL INDEX -
                         FUND            INDEX            50 BP PER ANNUM

        12/31/98        50,000          50,000              50,000
        12/31/99        52,467          52,318              52,056
        12/31/00        56,066          55,727              55,165
        12/31/01        59,029          58,628              57,747
        12/31/02        60,278          59,921              58,725
        12/31/03        60,811          60,692              59,181
        12/31/04        61,369          61,434              59,605
        12/31/05        63,166          63,339              61,145
        12/31/06        66,144          66,386              63,765
        12/31/07        69,472          70,110              67,005
        12/31/08        71,534          72,621              69,058

Past performance is not a guarantee of futures results.

The fund's performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

-------------------------------------------------------------------------------
TIFF SHORT-TERM FUND                                          DECEMBER 31, 2008

FUND EXPENSES (UNAUDITED)

As a shareholder of a fund, you incur two types of costs: (1) transactions costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactions costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                           BEGINNING         ENDING            EXPENSES
                            ACCOUNT          ACCOUNT          PAID DURING
                             VALUE            VALUE           THE PERIOD*
                            7/1/08          12/31/08        7/1/08-12/31/08
---------------------------------------------------------------------------
1) Actual                   $1,000          $1,016.70            $1.01
2) Hypothetical             $1,000          $1,024.13            $1.02

* Expenses are equal to the fund's annualized expense ratio of 0.20% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/08    12/31/07    12/31/06    12/31/05    12/31/04
For a share outstanding throughout each period
Net asset value, beginning of year                                      $   9.78    $   9.74    $   9.76    $   9.79     $   9.83
                                                                        ---------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.18        0.44        0.47        0.31         0.12
Net realized and unrealized gain (loss) on investments                      0.11        0.04       (0.02)      (0.03)       (0.03)
                                                                        ---------------------------------------------------------
Total from investment operations                                            0.29        0.48        0.45        0.28         0.09
                                                                        ---------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.18)      (0.44)      (0.47)      (0.31)       (0.13)
                                                                        ---------------------------------------------------------
Net asset value, end of year                                            $   9.89    $   9.78    $   9.74    $   9.76     $   9.79
                                                                        =========================================================
TOTAL RETURN (a)                                                           2.97%       5.03%       4.72%       2.93%        0.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $219,820    $159,546    $ 99,244    $116,943     $ 91,073
Ratio of expenses to average net assets                                    0.20%       0.21%       0.19%       0.21%        0.31%
Ratio of expenses to average net assets before expense waivers             0.20%       0.21%       0.19%       0.21%        0.36%
Ratio of net investment income to average net assets                       1.75%       4.53%       4.64%       3.12%        1.19%

--------------------------------------------------------------------------------------------------------------------------------
(a) Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS*                                                   DECEMBER 31, 2008

                                                                                           NUMBER
                                                                                          OF SHARES         VALUE
INVESTMENTS -- 104.4% OF NET ASSETS

COMMON STOCKS -- 33.9%

US COMMON STOCKS -- 16.4%

AEROSPACE & DEFENSE -- 0.3%
AAR Corp.(a)                                                                                100,000    $    1,841,000
Boeing Co. (The)                                                                              3,700           157,879
L-3 Communications Holdings, Inc.                                                             5,300           391,034
Lockheed Martin Corp.                                                                         4,600           386,768
Northrop Grumman Corp.                                                                       18,257           822,295
Raytheon Co.                                                                                 32,738         1,670,948
                                                                                                       --------------
                                                                                                            5,269,924
                                                                                                       --------------
AIRLINES -- 0.2%
AMR Corp.(a)                                                                                189,523         2,022,210
Delta Air Lines, Inc.(a)                                                                    181,951         2,085,159
US Airways Group, Inc.(a)                                                                   112,444           869,192
                                                                                                       --------------
                                                                                                            4,976,561
                                                                                                       --------------
AUTO COMPONENTS -- 0.0%
Johnson Controls, Inc.                                                                        7,600           138,016
                                                                                                       --------------
AUTOMOBILES -- 0.0%
Fleetwood Enterprises, Inc.(a)                                                              690,543            69,054
                                                                                                       --------------
BEVERAGES -- 0.1%
Constellation Brands, Inc., Class A(a)                                                      117,400         1,851,398
PepsiCo, Inc.                                                                                 3,500           191,695
                                                                                                       --------------
                                                                                                            2,043,093
                                                                                                       --------------
BIOTECHNOLOGY -- 0.1%
Amgen, Inc.(a)                                                                               11,400           658,350
Biogen Idec, Inc.(a)                                                                          5,400           257,202
Celgene Corp.(a)                                                                              2,600           143,728
                                                                                                       --------------
                                                                                                            1,059,280
                                                                                                       --------------
BUILDING PRODUCTS -- 0.1%
Armstrong World Industries, Inc.                                                             53,500         1,156,670
                                                                                                       --------------
CAPITAL MARKETS -- 0.1%
Ameriprise Financial, Inc.                                                                   15,663           365,888
Charles Schwab Corp. (The)                                                                    9,900           160,083
Franklin Resources, Inc.                                                                      5,100           325,278
Goldman Sachs Group, Inc.                                                                     3,700           312,243
Merrill Lynch & Co., Inc.                                                                    44,012           512,299
T. Rowe Price Group, Inc.                                                                     8,000           283,520
TD Ameritrade Holding Corp.(a)                                                               19,100           272,175
                                                                                                       --------------
                                                                                                            2,231,486
                                                                                                       --------------
CHEMICALS -- 0.2%
Dow Chemical Co. (The)                                                                       12,300           185,607
Nalco Holding Co.                                                                           143,500         1,655,990
Scotts Miracle-Gro Co. (The), Class A                                                        73,716         2,190,840
Valspar Corp.                                                                                17,000           307,530
                                                                                                       --------------
                                                                                                            4,339,967
                                                                                                       --------------
COMMERCIAL BANKS -- 0.1%
Preferred Bank/Los Angeles CA                                                                91,765           550,590
Regions Financial Corp.                                                                      31,300           249,148
South Financial Group, Inc. (The)                                                           132,000           570,240
Wachovia Corp.                                                                              207,600         1,150,104
                                                                                                       --------------
                                                                                                            2,520,082
                                                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
Pitney Bowes, Inc.                                                                           50,008         1,274,204
Viad Corp.                                                                                   81,172         2,008,195
                                                                                                       --------------
                                                                                                            3,282,399
                                                                                                       --------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Cisco Systems, Inc.(a)                                                                       29,000           472,700
EMS Technologies, Inc.(a)                                                                    57,592         1,489,905
                                                                                                       --------------
                                                                                                            1,962,605
                                                                                                       --------------
COMPUTERS & PERIPHERALS -- 0.3%
Dell, Inc.(a)                                                                                48,190           493,466
Hewlett-Packard Co.                                                                         107,879         3,914,929
International Business Machines Corp. (IBM)                                                   4,600           387,136
QLogic Corp.(a)                                                                             100,000         1,344,000
Seagate Technology                                                                           19,200            85,056
Sun Microsystems, Inc.(a)                                                                   189,780           724,959
                                                                                                       --------------
                                                                                                            6,949,546
                                                                                                       --------------
CONSTRUCTION & ENGINEERING -- 0.1%
KBR, Inc.                                                                                    70,000         1,064,000
                                                                                                       --------------
CONSUMER FINANCE -- 0.0%
American Express Co.                                                                         32,190           597,125
Capital One Financial Corp.                                                                   9,600           306,144
                                                                                                       --------------
                                                                                                              903,269
                                                                                                       --------------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.                                                                            92,700         3,509,622
                                                                                                       --------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
Apollo Group, Inc., Class A(a)                                                                3,800           291,156
DeVry, Inc.                                                                                  15,400           884,114
H&R Block, Inc.                                                                               8,800           199,936
ITT Educational Services, Inc.(a)                                                            20,000         1,899,600
                                                                                                       --------------
                                                                                                            3,274,806
                                                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
Bank of America Corp.                                                                       248,876         3,504,174
Citigroup, Inc.                                                                             330,769         2,219,460
J.G. Wentworth, Inc. (144A)(b)(c)(d)                                                         30,400             7,600
JPMorgan Chase & Co.                                                                          1,400            44,142
Moody's Corp.                                                                                71,876         1,443,989
                                                                                                       --------------
                                                                                                            7,219,365
                                                                                                       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
AT&T, Inc.                                                                                   86,237         2,457,755
Cincinnati Bell, Inc.(a)                                                                    445,868           860,525
FairPoint Communications, Inc.                                                                2,195             7,200
General Communications, Inc., Class A(a)                                                    292,615         2,367,255
Level 3 Communications, Inc.(a)                                                             661,226           462,858
Verizon Communications, Inc.                                                                130,000         4,407,000
                                                                                                       --------------
                                                                                                           10,562,593
                                                                                                       --------------
ELECTRIC UTILITIES -- 0.1%
Edison International                                                                         11,900           382,228
FirstEnergy Corp.                                                                             8,200           398,356
NV Energy, Inc.                                                                             219,000         2,165,910
                                                                                                       --------------
                                                                                                            2,946,494
                                                                                                       --------------
ELECTRICAL EQUIPMENT -- 0.1%
Baldor Electric Co.                                                                          60,800         1,085,280
                                                                                                       --------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%
Checkpoint Systems, Inc.(a)                                                                 195,629         1,924,989
Rogers Corp.(a)                                                                              40,000         1,110,800
                                                                                                       --------------
                                                                                                            3,035,789
                                                                                                       --------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
Baker Hughes, Inc.                                                                           93,287         2,991,714
Cal Dive International, Inc.(a)                                                             233,000         1,516,830
Halliburton Co.                                                                             110,700         2,012,526
Parker Drilling Co.(a)                                                                      142,500           413,250
Smith International, Inc.                                                                     9,277           212,351
Transocean Ltd. (Switzerland)(a)                                                             22,845         1,079,426
                                                                                                       --------------
                                                                                                            8,226,097
                                                                                                       --------------
FOOD & STAPLES RETAILING -- 0.6%
Costco Wholesale Corp.                                                                      158,625         8,327,812
CVS Caremark Corp.                                                                           12,700           364,998
Kroger Co. (The)                                                                             94,794         2,503,510
Safeway, Inc.                                                                                17,500           415,975
Sysco Corp.                                                                                  16,000           367,040
                                                                                                       --------------
                                                                                                           11,979,335
                                                                                                       --------------
FOOD PRODUCTS -- 0.3%
Archer-Daniels-Midland Co.                                                                    8,300           239,289
Campbell Soup Co.                                                                             7,800           234,078
ConAgra Foods, Inc.                                                                         185,600         3,062,400
H.J. Heinz Co.                                                                               81,300         3,056,880
Kellogg Co.                                                                                   3,900           171,015
                                                                                                       --------------
                                                                                                            6,763,662
                                                                                                       --------------
GAS UTILITIES -- 0.2%
Equitable Resources, Inc.                                                                    98,200         3,294,610
                                                                                                       --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
Accuray, Inc. (a)                                                                           145,994           753,329
Cooper Companies, Inc. (The)                                                                 92,900         1,523,560
Kinetic Concepts, Inc.(a)                                                                    75,000         1,438,500
                                                                                                       --------------
                                                                                                            3,715,389
                                                                                                       --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
Aetna, Inc.                                                                                   7,500           213,750
AmerisourceBergen Corp.                                                                       9,100           324,506
Cardinal Health, Inc.                                                                        10,800           372,276
Express Scripts, Inc.(a)                                                                      3,000           164,940
Health Management Associates, Inc., Class A(a)                                               64,283           115,067
Humana, Inc.(a)                                                                               4,200           156,576
LifePoint Hospitals, Inc.(a)                                                                 33,500           765,140
Lincare Holdings, Inc.(a)                                                                    90,000         2,423,700
McKesson Corp.                                                                               10,000           387,300
UnitedHealth Group, Inc.                                                                     13,500           359,100
WellPoint, Inc.(a)                                                                           12,900           543,477
                                                                                                       --------------
                                                                                                            5,825,832
                                                                                                       --------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
California Pizza Kitchen, Inc.(a)                                                            54,500           584,240
McDonald's Corp.                                                                              9,100           565,929
Orient-Express Hotels Ltd., Class A                                                         157,700         1,207,982
Ruby Tuesday, Inc.(a)                                                                       144,800           225,888
Yum! Brands, Inc.                                                                             7,300           229,950
                                                                                                       --------------
                                                                                                            2,813,989
                                                                                                       --------------
HOUSEHOLD DURABLES -- 0.2%
American Greetings Corp., Class A                                                           126,641           958,672
KB Home                                                                                      69,532           947,026
Pulte Homes, Inc.                                                                           135,382         1,479,725
                                                                                                       --------------
                                                                                                            3,385,423
                                                                                                       --------------
HOUSEHOLD PRODUCTS -- 0.1%
Kimberly-Clark Corp.                                                                          4,700           247,878
Procter & Gamble Co.                                                                         15,400           952,028
                                                                                                       --------------
                                                                                                            1,199,906
                                                                                                       --------------
INDUSTRIAL CONGLOMERATES -- 0.3%
3M Co.                                                                                       43,900         2,526,006
General Electric Co.                                                                        194,900         3,157,380
                                                                                                       --------------
                                                                                                            5,683,386
                                                                                                       --------------
INSURANCE -- 0.7%
Allstate Corp. (The)                                                                         12,000           393,120
Berkshire Hathaway, Inc., Class B(a)                                                          1,565         5,029,910
Brown & Brown, Inc.                                                                         125,000         2,612,500
Chubb Corp.                                                                                   9,500           484,500
Lincoln National Corp.                                                                       12,600           237,384
MBIA, Inc.(a)                                                                               122,726           499,495
Mercury General Corp.                                                                        26,816         1,233,268
Progressive Corp. (The)(a)                                                                   19,000           281,390
Travelers Companies, Inc. (The)                                                              11,700           528,840
Unum Group                                                                                    9,200           171,120
Willis Group Holdings Ltd.                                                                  116,080         2,888,070
                                                                                                       --------------
                                                                                                           14,359,597
                                                                                                       --------------
INTERNET & CATALOG RETAIL -- 0.3%
Amazon.com, Inc.(a)                                                                          36,735         1,883,771
Blue Nile, Inc.(a)                                                                           57,275         1,402,664
Liberty Media Holding Corp., Interactive, Series A(a)(e)                                     69,440           216,653
Priceline.com, Inc.(a)                                                                       41,352         3,045,575
                                                                                                       --------------
                                                                                                            6,548,663
                                                                                                       --------------
INTERNET SOFTWARE & SERVICES -- 0.1%
eBay, Inc.(a)                                                                               101,221         1,413,045
                                                                                                       --------------
IT SERVICES -- 0.3%
Automatic Data Processing, Inc.                                                               4,500           177,030
CACI International, Inc., Class A(a)                                                         41,200         1,857,708
DST Systems, Inc.(a)                                                                         18,037           685,046
Forrester Research, Inc.(a)                                                                  13,343           376,406
Gartner Group, Inc., Class A(a)                                                             191,628         3,416,727
                                                                                                       --------------
                                                                                                            6,512,917
                                                                                                       --------------
MACHINERY -- 0.1%
Caterpillar, Inc.                                                                             7,100           317,157
Cummins, Inc.                                                                                11,400           304,722
Dover Corp.                                                                                   9,800           322,616
John Bean Technologies Corp.                                                                 98,800           807,196
Parker-Hannifin Corp.                                                                         7,300           310,542
                                                                                                       --------------
                                                                                                            2,062,233
                                                                                                       --------------
MEDIA -- 0.9%
Ascent Media Corp., Series A(a)                                                               4,081            89,129
Cablevision Systems Corp.                                                                   438,916         7,391,345
CBS Corp., Class A                                                                           26,253           216,325
CBS Corp., Class B                                                                          155,971         1,277,402
CC Media Holdings, Inc., Class A(a)(b)                                                       88,498           200,005
Comcast Corp., Class A                                                                        9,900           167,112
DIRECTV Group, Inc. (The)(a)                                                                 19,700           451,327
Discovery Communications, Inc., Series A(a)                                                  40,056           567,193
Discovery Communications, Inc., Series C(a)                                                  40,166           537,823
John Wiley & Sons, Inc., Class A                                                             10,000           355,800
Liberty Global, Inc., Class A(a)                                                            155,485         2,475,321
Liberty Global, Inc., Class C(a)                                                            128,192         1,945,955
Liberty Media Corp., Entertainment, Series A(a)(e)                                           55,952           978,041
Liberty Media Holding Corp., Capital, Series A(a)(e)                                         14,464            68,125
Live Nation, Inc.(a)                                                                        239,000         1,371,860
Primedia, Inc.                                                                              129,268           280,512
Sun-Times Media Group, Inc.(a)                                                               41,415             2,071
Time Warner, Inc.                                                                           105,852         1,064,871
                                                                                                       --------------
                                                                                                           19,440,217
                                                                                                       --------------
METALS & MINING -- 0.2%
Alcoa, Inc.                                                                                 165,600         1,864,656
Freeport-McMoRan Copper & Gold, Inc.                                                         67,300         1,644,812
Haynes International, Inc.(a)                                                                42,500         1,046,350
Nucor Corp.                                                                                   5,200           240,240
United States Steel Corp.                                                                     4,400           163,680
                                                                                                       --------------
                                                                                                            4,959,738
                                                                                                       --------------
MULTI-UTILITIES -- 0.0%
DTE Energy Co.                                                                                9,800           349,566
Public Service Enterprise Group, Inc.                                                         5,400           157,518
Sempra Energy                                                                                 3,500           149,205
                                                                                                       --------------
                                                                                                              656,289
                                                                                                       --------------
MULTILINE RETAIL -- 0.0%
Saks, Inc.(a)                                                                               163,600           716,568
                                                                                                       --------------
OFFICE ELECTRONICS -- 0.2%
Xerox Corp.                                                                                 311,130         2,479,706
Zebra Technologies Corp., Class A(a)                                                         81,500         1,651,190
                                                                                                       --------------
                                                                                                            4,130,896
                                                                                                       --------------
OIL, GAS & CONSUMABLE FUELS -- 2.7%
Berry Petroleum Co., Class A                                                                 20,000           151,200
Chesapeake Energy Corp.                                                                     176,200         2,849,154
Chevron Corp.                                                                                91,600         6,775,652
ConocoPhillips                                                                               46,168         2,391,502
Consol Energy, Inc.                                                                         131,900         3,769,702
Denbury Resources, Inc.(a)                                                                  216,800         2,367,456
Devon Energy Corp.                                                                           31,300         2,056,723
Encore Acquisition Co.(a)                                                                    63,000         1,607,760
EOG Resources, Inc.                                                                         109,300         7,277,194
Exxon Mobil Corp.                                                                            91,660         7,317,218
Forest Oil Corp.(a)                                                                          30,000           494,700
Marathon Oil Corp.                                                                          116,313         3,182,324
Murphy Oil Corp.                                                                              6,700           297,145
Newfield Exploration Co.(a)                                                                  78,800         1,556,300
Noble Energy, Inc.                                                                           46,800         2,303,496
Occidental Petroleum Corp.                                                                    7,200           431,928
Peabody Energy Corp.                                                                         85,200         1,938,300
Stone Energy Corp.(a)                                                                        32,506           358,216
Valero Energy Corp.                                                                         182,900         3,957,956
XTO Energy, Inc.                                                                            150,757         5,317,199
                                                                                                       --------------
                                                                                                           56,401,125
                                                                                                       --------------
PERSONAL PRODUCTS -- 0.1%
Estee Lauder Companies, Inc. (The), Class A                                                  36,368         1,125,953
                                                                                                       --------------
PHARMACEUTICALS -- 0.8%
Bristol-Myers Squibb Co.                                                                     23,597           548,630
Forest Laboratories, Inc.(a)                                                                 16,100           410,067
Johnson & Johnson                                                                            10,700           640,181
Merck & Co., Inc.                                                                           107,500         3,268,000
Pfizer, Inc.                                                                                289,900         5,134,129
Salix Pharmaceuticals Ltd.(a)                                                                17,000           150,110
Schering-Plough Corp.                                                                        13,460           229,224
Wyeth                                                                                       137,600         5,161,376
                                                                                                       --------------
                                                                                                           15,541,717
                                                                                                       --------------
PROFESSIONAL SERVICES -- 0.1%
Watson, Wyatt Worldwide, Inc., Class A                                                       59,915         2,865,135
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.3%
AMB Property Corp.                                                                           36,900           864,198
BioMed Realty Trust, Inc.                                                                    66,300           777,036
Boston Properties, Inc.                                                                      33,200         1,826,000
BRE Properties, Inc.                                                                         39,500         1,105,210
Colonial Properties Trust                                                                    17,800           148,274
Corporate Office Properties Trust                                                            54,900         1,685,430
Digital Realty Trust, Inc.                                                                   58,400         1,918,440
Douglas Emmett, Inc.                                                                         67,400           880,244
EastGroup Properties, Inc.                                                                   46,800         1,665,144
Entertainment Properties Trust                                                               62,500         1,862,500
Equity Residential                                                                           89,300         2,662,926
Essex Property Trust, Inc.                                                                   12,300           944,025
Federal Realty Investment Trust                                                              42,000         2,607,360
Health Care REIT, Inc.                                                                       31,900         1,346,180
Highwoods Properties, Inc.                                                                   39,100         1,069,776
Kilroy Realty Corp.                                                                          53,300         1,783,418
Kimco Realty Corp.                                                                           73,400         1,341,752
Liberty Property Trust                                                                       37,800           862,974
Macerich Co. (The)                                                                           96,400         1,750,624
National Retail Properties, Inc.                                                             50,800           873,252
Omega Healthcare Investors, Inc.                                                             60,100           959,797
ProLogis                                                                                    166,900         2,318,241
Public Storage                                                                               48,000         3,816,000
Public Storage, Series F(a)                                                                   8,000           153,520
Public Storage, Series L                                                                        600            11,736
Public Storage, Series W                                                                     30,900           574,122
Public Storage, Series X(a)                                                                     500             9,020
Public Storage, Series Z(a)                                                                   1,400            24,108
Simon Property Group, Inc.                                                                   81,000         4,303,530
SL Green Realty Corp.                                                                        40,600         1,051,540
Taubman Centers, Inc.                                                                        47,100         1,199,166
Vornado Realty Trust                                                                      2,000,000         1,475,000
Vornado Realty Trust                                                                         55,600         3,355,460
Vornado Realty Trust, Series E                                                                2,100            35,700
Vornado Realty Trust, Series G(a)                                                             3,200            52,128
Vornado Realty Trust, Series I                                                                7,100           136,817
                                                                                                       --------------
                                                                                                           47,450,648
                                                                                                       --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%
CB Richard Ellis Group Inc., Class A(a)                                                      87,983           380,087
                                                                                                       --------------
ROAD & RAIL -- 0.2%
Avis Budget Group, Inc.(a)                                                                  376,700           263,690
CSX Corp.                                                                                     8,300           269,501
Kansas City Southern(a)                                                                     160,637         3,060,135
Norfolk Southern Corp.                                                                        5,600           263,480
Union Pacific Corp.                                                                           8,700           415,860
                                                                                                       --------------
                                                                                                            4,272,666
                                                                                                       --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.2%
Analog Devices, Inc.                                                                          6,300           119,826
Cabot Microelectronics Corp.(a)                                                              65,229         1,700,520
Intel Corp.                                                                                  16,700           244,822
LSI Corp.(a)                                                                                292,064           960,891
Texas Instruments, Inc.                                                                      29,600           459,392
                                                                                                       --------------
                                                                                                            3,485,451
                                                                                                       --------------
SOFTWARE -- 0.6%
Adobe Systems, Inc.(a)                                                                       16,800           357,672
Jack Henry & Associates, Inc.                                                               100,000         1,941,000
Microsoft Corp.                                                                             318,756         6,196,617
Oracle Corp.(a)                                                                             137,900         2,444,967
Parametric Technology Corp.(a)                                                              140,276         1,774,491
Symantec Corp.(a)                                                                            29,300           396,136
                                                                                                       --------------
                                                                                                           13,110,883
                                                                                                       --------------
SPECIALTY RETAIL -- 0.2%
Blockbuster, Inc., Class B(a)                                                               146,876            95,470
Gap, Inc. (The)                                                                              24,200           324,038
Home Depot, Inc. (The)                                                                       20,200           465,004
PetSmart, Inc.                                                                              108,000         1,992,600
Sally Beauty Holdings, Inc.(a)                                                              272,000         1,547,680
Sherwin-Williams Co. (The)                                                                    4,847           289,608
TJX Companies, Inc. (The)                                                                    18,500           380,545
                                                                                                       --------------
                                                                                                            5,094,945
                                                                                                       --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
Coach, Inc.(a)                                                                               20,000           415,400
Hanesbrands, Inc.(a)                                                                        174,850         2,229,338
                                                                                                       --------------
                                                                                                            2,644,738
                                                                                                       --------------
THRIFTS & MORTGAGE FINANCE -- 0.0%
Hudson City Bancorp, Inc.                                                                    23,200           370,272
MGIC Investment Corp.                                                                        88,882           309,309
Sovereign Bancorp, Inc.(a)                                                                   16,526            49,248
Washington Mutual, Inc.                                                                      33,600               722
                                                                                                       --------------
                                                                                                              729,551
                                                                                                       --------------
TOBACCO -- 0.1%
Altria Group, Inc.                                                                           39,858           600,262
Philip Morris International, Inc.                                                            29,791         1,296,206
Reynolds American, Inc.                                                                       8,400           338,604
                                                                                                       --------------
                                                                                                            2,235,072
                                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
American Tower Corp., Class A(a)                                                             46,700         1,369,244
NII Holdings, Inc., Class B(a)                                                               64,930         1,180,427
                                                                                                       --------------
                                                                                                            2,549,671
                                                                                                       --------------
Total US Common Stocks
  (Cost $454,515,270)                                                                                     341,175,335
                                                                                                       --------------
FOREIGN COMMON STOCKS -- 17.5%

AUSTRALIA -- 0.4%
Alumina Ltd.                                                                              1,155,399         1,131,083
Amcor Ltd.                                                                                  404,346         1,643,407
Australia and New Zealand Banking Group Ltd.                                                 45,713           490,662
Caltex Australia Ltd.                                                                        21,820           110,068
Foster's Group Ltd.                                                                         384,486         1,479,181
Iluka Resources Ltd.(a)                                                                      23,767            77,370
National Australia Bank Ltd.                                                                 89,424         1,310,983
Santos Ltd.                                                                                  68,116           711,888
Telstra Corp. Ltd.                                                                          614,259         1,644,743
                                                                                                       --------------
                                                                                                            8,599,385
                                                                                                       --------------
AUSTRIA -- 0.0%
BWIN Interactive Entertainment AG(a)                                                          2,784            51,958
Oesterreichische Post AG                                                                      6,043           202,948
                                                                                                       --------------
                                                                                                              254,906
                                                                                                       --------------
BAHAMAS -- 0.0%
Ultrapetrol (Bahamas) Ltd.(a)                                                                16,829            53,684
                                                                                                       --------------
BELGIUM -- 0.0%
Fortis - XLON Shares                                                                        131,425           173,974
Fortis, Strip VVPR(a)(b)                                                                     39,332                55
InBev NV                                                                                     13,367           309,905
                                                                                                       --------------
                                                                                                              483,934
                                                                                                       --------------
BERMUDA -- 0.1%
Lazard Ltd., Class A                                                                         55,555         1,652,206
                                                                                                       --------------
BRAZIL -- 0.6%
Cia Vale do Rio Doce - SPADR                                                                522,300         5,562,495
Companhia de Concessoes Rodoviarias                                                          76,100           779,073
Petroleo Brasileiro SA - ADR                                                                200,200         4,902,898
                                                                                                       --------------
                                                                                                           11,244,466
                                                                                                       --------------
CANADA -- 2.3%
AbitibiBowater, Inc.(a)                                                                      66,735            30,813
Ace Aviation Holdings, Inc., Class A(a)                                                     127,000           694,411
Barrick Gold Corp.                                                                           73,216         2,692,152
BCE, Inc.                                                                                    42,695           869,117
Bell Aliant Regional Communications Income Fund(b)(d)(f)                                      1,558            29,747
Bombardier, Inc., Class B                                                                 1,278,300         4,607,886
BPO Properties Ltd.(b)(g)                                                                    21,100           410,207
Cameco Corp.                                                                                179,200         3,091,200
Canadian Natural Resources Ltd.                                                             158,300         6,251,215
Catalyst Paper Corp.(a)                                                                     352,814            85,739
EnCana Corp.                                                                                148,300         6,842,582
Fraser Papers, Inc.(a)                                                                       66,980            17,905
Groupe Aeroplan, Inc.                                                                        48,705           342,454
Imperial Oil Ltd.                                                                            77,900         2,586,570
Jazz Air Income Fund(b)(d)(f)                                                                 8,875            23,293
Nortel Networks Corp.(a)                                                                     22,767             5,919
Onex Corp.                                                                                   25,500           375,735
Petro-Canada - NYSE Shares                                                                    9,700           212,333
Petro-Canada - TSE Shares                                                                    91,242         1,974,877
Rogers Communications, Inc., Class B - NYSE Shares                                            9,800           294,784
Rogers Communications, Inc., Class B - TSE Shares                                           230,600         6,834,876
Shaw Communications, Inc., Class B                                                           11,300           199,784
Suncor Energy, Inc.                                                                         199,168         3,826,865
Talisman Energy, Inc.                                                                       361,000         3,561,750
Ultra Petroleum Corp.(a)                                                                     47,200         1,628,872
                                                                                                       --------------
                                                                                                           47,491,086
                                                                                                       --------------
CHINA -- 0.1%
Asustek Computer, Inc. - GDR Registered                                                      61,599           425,033
China Construction Bank Corp., Class H                                                    1,546,000           855,538
Tsingtao Brewery Co. Ltd., Class H                                                          656,000         1,376,861
                                                                                                       --------------
                                                                                                            2,657,432
                                                                                                       --------------
DENMARK -- 0.2%
Bang & Olufsen A/S, Class B                                                                   3,100            34,917
Carlsberg A/S, Class B                                                                        4,651           152,697
Coloplast A/S, Class B                                                                       10,036           691,728
Danske Bank A/S                                                                               6,767            68,423
GN Store Nord A/S (GN Great Nordic)(a)                                                      130,360           254,481
Novo Nordisk A/S, Class B                                                                     5,000           254,447
Vestas Wind Systems A/S(a)                                                                   20,330         1,208,291
William Demant Holding(a)                                                                    17,299           718,657
                                                                                                       --------------
                                                                                                            3,383,641
                                                                                                       --------------
FINLAND -- 0.2%
Metso Oyj                                                                                    55,922           676,139
Nokia Oyj                                                                                    15,162           235,055
Sampo Oyj, Class A                                                                           73,892         1,380,172
Tietoenator Oyj                                                                              19,387           211,391
UPM-Kymmene Oyj                                                                              61,962           785,645
Wartsila Oyj Corp.                                                                            3,774           112,303
                                                                                                       --------------
                                                                                                            3,400,705
                                                                                                       --------------
FRANCE -- 1.3%
Alcatel Lucent - SPADR(a)                                                                   155,348           333,998
Atos Origin SA                                                                                7,054           177,046
AXA SA                                                                                       36,529           814,403
BNP Paribas                                                                                  14,655           618,828
Carrefour SA                                                                                107,788         4,139,391
Compagnie de Saint-Gobain                                                                     5,110           241,014
France Telecom SA                                                                            92,670         2,592,089
GDF Suez, Strip VVPR(a)(b)                                                                    9,765                14
Groupe Eurotunnel SA Registered(a)                                                           18,278            98,635
Lagardere S.C.A                                                                               3,142           127,532
Legrand SA                                                                                   29,604           568,839
Neopost SA                                                                                    9,737           881,329
Renault SA                                                                                   18,340           478,384
SA des Ciments Vicat                                                                          2,824           147,413
Sanofi-Aventis                                                                               14,175           900,309
SCOR SE                                                                                      28,037           644,579
Societe BIC SA                                                                                4,751           272,974
Societe Generale, Class A                                                                    41,259         2,089,666
Thales SA                                                                                    18,428           769,024
Total SA                                                                                     84,223         4,591,642
Total SA - SPADR                                                                            103,400         5,718,020
                                                                                                       --------------
                                                                                                           26,205,129
                                                                                                       --------------
GERMANY -- 0.6%
BASF SE                                                                                      30,999         1,224,911
Bayer AG                                                                                      2,831           166,306
Bayerische Motoren Werke AG                                                                  14,256           438,213
Daimler AG Registered                                                                        37,151         1,411,599
Deutsche Bank AG Registered                                                                   3,314           132,157
Deutsche Post AG                                                                             21,806           368,914
Deutsche Telekom AG                                                                         137,728         2,092,579
E.ON AG                                                                                      37,929         1,533,741
Fresenius Medical Care AG & Co.                                                              37,280         1,748,176
RWE AG                                                                                       33,683         3,027,989
Siemens AG Registered                                                                         3,645           273,012
                                                                                                       --------------
                                                                                                           12,417,597
                                                                                                       --------------
HONG KONG -- 0.6%
Asia Satellite Telecommunications Holdings Ltd.                                              47,000            46,245
China Mobile Ltd.                                                                           117,000         1,186,240
Esprit Holdings Ltd.                                                                         24,900           141,931
First Pacific Co.                                                                         3,088,000         1,077,487
Genting International plc(a)                                                                265,430            83,297
Henderson Land Development Co.                                                              313,000         1,169,259
Hong Kong & Shanghai Hotels Ltd. (The)                                                      966,385           734,082
Hong Kong Aircraft Engineering Co. Ltd.                                                      57,200           472,397
Hong Kong Electric Holdings Ltd.                                                            203,500         1,144,755
i-CABLE Communications Ltd.                                                               2,031,000           152,310
Midland Holdings Ltd.                                                                     1,396,000           501,796
New World Development Ltd.                                                                2,404,644         2,456,685
Next Media Ltd.                                                                           1,270,000           148,011
Silver Grant International Ltd.                                                             562,000            51,694
SmarTone Telecommunications Holdings Ltd.                                                   842,500           627,332
Television Broadcasts Ltd.                                                                  356,000         1,166,375
Wheelock & Co. Ltd.                                                                         490,000         1,085,478
                                                                                                       --------------
                                                                                                           12,245,374
                                                                                                       --------------
INDONESIA -- 0.2%
Bank Pan Indonesia Tbk PT(a)                                                             21,744,207         1,175,712
Citra Marga Nusaphala Persada Tbk PT(a)                                                     326,000            28,092
Gudang Garam Tbk PT                                                                         348,500           141,093
Indofood Sukses Makmur Tbk PT                                                             3,543,000           317,349
Matahari Putra Prima Tbk PT                                                               6,110,300           360,330
Semen Gresik (Persero) Tbk PT                                                             3,561,500         1,391,490
                                                                                                       --------------
                                                                                                            3,414,066
                                                                                                       --------------
IRELAND -- 0.0%
Anglo Irish Bank Corp. plc                                                                   38,180             8,805
CRH plc                                                                                       6,889           174,328
DCC plc                                                                                       8,959           128,546
Fyffes plc                                                                                  305,302           106,307
Independent News & Media plc                                                                292,220           168,007
Paddy Power plc                                                                               8,550           160,023
Total Produce plc                                                                           121,671            44,168
                                                                                                       --------------
                                                                                                              790,184
                                                                                                       --------------
ITALY -- 0.4%
Banco Popolare Societa Cooperativa                                                           29,783           208,639
Eni SpA - SPADR                                                                              41,200         1,970,184
Fiat SpA                                                                                    118,163           770,425
Finmeccanica SpA                                                                             12,315           188,649
Luxottica Group SpA - SPADR                                                                  32,900           596,148
Luxottica Group SpA                                                                          37,070           662,677
Natuzzi SpA - SPADR(a)                                                                        4,400            10,560
Saipem SpA                                                                                   56,462           948,074
Seat Pagine Gaille SpA(a)                                                                 3,181,387           262,467
UniCredit SpA                                                                             1,124,636         2,799,833
                                                                                                       --------------
                                                                                                            8,417,656
                                                                                                       --------------
JAPAN -- 2.4%
Ajinomoto Co., Inc.                                                                          76,000           827,914
Alfresa Holdings Corp.                                                                        6,700           320,007
Astellas Pharma, Inc.                                                                        57,500         2,339,755
Bank of Yokohama Ltd. (The)                                                                  48,000           283,926
Canon, Inc.                                                                                  78,600         2,467,375
Dai Nippon Printing Co. Ltd.                                                                 32,000           352,755
Dainippon Sumitomo Pharma Co. Ltd.                                                           22,000           205,049
Denso Corp.                                                                                  24,100           400,922
East Japan Railway Co.                                                                          101           788,792
Fujitsu Frontech Ltd.                                                                         7,100            57,573
Fukuoka Financial Group, Inc.                                                               102,000           444,290
Hitachi Chemical Co. Ltd.                                                                    32,000           330,915
Isetan Mitsukoshi Holdings Ltd.(a)                                                           51,000           439,341
JS Group Corp.                                                                               36,000           557,290
Kao Corp.                                                                                    39,000         1,181,036
Kawasaki Heavy Industries Ltd.                                                              215,000           436,032
KDDI Corp.                                                                                      110           783,463
Kinden Corp.                                                                                 37,000           333,633
Kyowa Hakko Kogyo Co. Ltd.                                                                   49,000           511,516
Marui Group Co. Ltd.                                                                         40,500           235,124
Matsushita Electric Works Ltd.                                                               71,114           632,318
Millea Holdings, Inc.                                                                        87,900         2,575,666
Mitsubishi Corp.                                                                             20,100           282,173
Mitsubishi Tanabe Pharma Corp.                                                               28,000           423,333
Mitsubishi UFJ Financial Group, Inc.                                                        129,100           801,056
Mizuho Financial Group, Inc.                                                                    184           547,633
Namco Bandai Holdings, Inc.                                                                  37,650           412,664
NEC Corp.                                                                                    68,000           228,232
Nintendo Co. Ltd.                                                                               600           230,517
Nippon Meat Packers, Inc.                                                                    19,000           287,136
Nippon Oil Corp.                                                                             59,000           297,147
Nippon Suisan Kaisha Ltd.                                                                    69,400           179,381
Nippon Telegraph & Telephone Corp.                                                              802         4,310,348
Nitto Denko Corp.                                                                            94,000         1,805,955
Noritake Co. Ltd.                                                                            15,000            54,648
NSK Ltd.                                                                                     30,000           112,650
NTT Data Corp.                                                                                   68           272,964
NTT DoCoMo, Inc.                                                                                441           869,340
Obayashi Corp.                                                                               64,000           381,599
OMRON Corp.                                                                                  10,500           140,932
Onward Holdings Co. Ltd.                                                                     26,000           206,108
Ricoh Co. Ltd.                                                                               17,000           216,501
Ryosan Co. Ltd.                                                                               4,600           110,310
Secom Co. Ltd.                                                                               16,800           865,345
Sekisui House Ltd.                                                                           42,000           367,628
Seven & I Holdings Co. Ltd.                                                                 101,880         3,490,381
Shimizu Corp.                                                                                51,000           297,466
Shiseido Co. Ltd.                                                                            12,000           245,652
Sompo Japan Insurance, Inc.                                                                  51,000           373,480
Sony Corp.                                                                                   13,800           299,998
Sumitomo Electric Industries Ltd.                                                            51,000           392,126
Sumitomo Forestry Co. Ltd.                                                                   40,200           325,468
Sumitomo Metal Industries Ltd.                                                              751,000         1,850,829
Sumitomo Mitsui Financial Group, Inc.                                                           140           606,447
Taiyo Nippon Sanso Corp.                                                                     60,000           462,508
Takeda Pharmaceutical Co. Ltd.                                                               63,200         3,278,338
TDK Corp.                                                                                     4,800           176,282
Tokyo Electric Power Co., Inc. (The)                                                         22,500           751,258
Tokyo Electron Ltd.                                                                           7,400           259,875
Tokyo Gas Co. Ltd.                                                                          210,000         1,064,170
Tokyo Ohka Kogyo Co. Ltd.                                                                     8,000           112,480
Toppan Forms Co. Ltd.                                                                        19,400           249,048
Toyo Seikan Kaisha Ltd.                                                                      29,900           515,122
Toyota Motor Corp.                                                                            8,200           268,409
West Japan Railway Co.                                                                          674         3,066,622
Yamatake Corp.                                                                                9,900           238,640
Yamato Holdings Co. Ltd.                                                                     71,000           925,790
YASKAWA Electric Corp.                                                                       23,000            92,548
                                                                                                       --------------
                                                                                                           49,251,229
                                                                                                       --------------
LUXEMBOURG -- 0.1%
ArcelorMittal - LSE Shares(a)                                                                47,164         1,136,804
ArcelorMittal - NYSE Shares                                                                  63,939         1,572,260
                                                                                                       --------------
                                                                                                            2,709,064
                                                                                                       --------------

MALAYSIA -- 0.3%
AMMB Holdings Berhad                                                                      1,185,375           850,185
British American Tobacco Malaysia Berhad                                                     55,600           716,197
Bumiputra-Commerce Holdings Berhad                                                          979,169         1,667,561
Carlsberg Brewery Malaysia Berhad                                                           148,700           155,081
Malaysian Airline System Berhad                                                             491,300           435,849
Multi-Purpose Holdings Berhad                                                               478,400           149,919
Resorts World Berhad                                                                      2,922,100         1,916,856
Sime Darby Berhad                                                                           571,606           864,728
                                                                                                       --------------
                                                                                                            6,756,376
                                                                                                       --------------

MEXICO -- 0.0%
America Movil SA de CV, Series L - ADR                                                        6,300           195,237
Telefonos de Mexico SAB de CV, Series L - SPADR                                               3,900            81,666
Telmex Internacional SAB de CV, Series L - ADR                                                3,900            44,304
                                                                                                       --------------
                                                                                                              321,207
                                                                                                       --------------
NETHERLANDS -- 0.6%
Akzo Nobel NV                                                                                 4,575           188,661
Heineken NV                                                                                  27,822           854,791
ING Groep NV - CVA                                                                          143,101         1,495,861
Koninklijke (Royal) KPN NV                                                                  100,345         1,455,088
Koninklijke (Royal) Philips Electronics NV                                                   36,567           711,191
Koninklijke Boskalis Westminster NV - CVA                                                    28,818           669,391
Reed Elsevier NV                                                                            106,842         1,258,821
Royal Dutch Shell plc - ADR                                                                 111,700         5,913,398
Royal Dutch Shell plc, Class A                                                              162,681         4,240,024
Royal Dutch Shell plc, Class B                                                               55,241         1,390,280
Wolters Kluwer NV                                                                            39,833           752,282
                                                                                                       --------------
                                                                                                           18,929,788
                                                                                                       --------------
NEW ZEALAND -- 0.0%
Telecom Corp. of New Zealand Ltd.                                                            89,008           118,795
                                                                                                       --------------
NORWAY -- 0.0%
DNB NOR ASA                                                                                  63,520           253,738
StatoilHydro ASA                                                                             30,100           495,755
                                                                                                       --------------
                                                                                                              749,493
                                                                                                       --------------
PHILIPPINES (THE) -- 0.3%
ABS-CBN Holdings Corp.                                                                    3,080,400           817,150
Ayala Corp.                                                                                 663,789         3,012,939
Banco de Oro Unibank, Inc.                                                                  249,500           129,103
Benpres Holdings Corp.(a)                                                                 4,725,000            99,046
DMCI Holdings, Inc.                                                                       1,526,000            87,835
Globe Telecom, Inc.                                                                         133,280         2,165,386
Jollibee Foods Corp.                                                                        827,100           734,604
                                                                                                       --------------
                                                                                                            7,046,063
                                                                                                       --------------
POLAND -- 0.0%
Bank Pekao SA                                                                                13,299           569,093
                                                                                                       --------------
RUSSIA -- 0.3%
Gazprom OAO - SPADR                                                                           4,400            62,700
LUKOIL - SPADR                                                                               53,800         1,724,290
Oao Gazprom - SPADR                                                                         210,685         3,019,750
Rosneft Oil Co. - GDR                                                                       326,823         1,225,586
                                                                                                       --------------
                                                                                                            6,032,326
                                                                                                       --------------
SINGAPORE -- 0.8%
CapitaCommerical Trust - REIT                                                               337,500           211,541
CapitaMall Trust - REIT                                                                     135,400           150,755
Great Eastern Holdings Ltd.(b)                                                              222,000         1,398,672
GuocoLeisure Ltd.                                                                         1,314,000           266,352
Jardine Matheson Holdings Ltd.                                                              285,800         5,299,186
Jardine Strategic Holdings Ltd.                                                             390,000         4,071,737
Mandarin Oriental International Ltd.                                                        233,000           228,999
Oversea-Chinese Banking Corp.                                                               514,800         1,793,628
Parkway Life Real Estate Investment Trust - REIT                                          1,856,100           985,126
Singapore Telecommunications Ltd.                                                         1,168,000         2,079,647
STATS ChipPAC Ltd.(a)(b)                                                                  2,646,000           865,016
United Industrial Corp. Ltd.                                                                113,000            82,604
Yellow Pages Singapore Ltd.                                                                 146,000            20,319
                                                                                                       --------------
                                                                                                           17,453,582
                                                                                                       --------------
SOUTH AFRICA -- 0.7%
Anglo Platinum Ltd.                                                                          67,428         3,814,086
AngloGold Ashanti Ltd.                                                                        6,085           168,981
AngloGold Ashanti Ltd. - SPADR                                                               91,958         2,548,156
City Lodge Hotels Ltd.                                                                       16,093           125,501
Discovery Holdings Ltd.                                                                      18,458            51,906
FirstRand Ltd.                                                                              415,960           729,605
Gold Fields Ltd.                                                                            236,811         2,373,546
Hosken Consolidated Investments Ltd.                                                        331,010         1,437,870
JD Group Ltd.                                                                                39,419           157,064
Mondi Ltd.                                                                                    3,715            13,649
Nedbank Group Ltd.                                                                           68,394           712,629
New Clicks Holdings Ltd.                                                                    112,761           207,997
Pretoria Portland Cement Co. Ltd.                                                           220,540           752,217
RMB Holdings Ltd.                                                                           398,539         1,116,692
Sun International Ltd.                                                                      113,934         1,158,056
                                                                                                       --------------
                                                                                                           15,367,955
                                                                                                       --------------
SOUTH KOREA -- 0.1%
KB Financial Group, Inc.(a)                                                                   1,130            30,972
Korea Electric Power Corp.(a)                                                                   710            16,595
POSCO                                                                                           155            45,786
POSCO - ADR                                                                                  24,900         1,873,725
Samsung Electronics Co. Ltd.                                                                    124            45,026
SK Telecom Co. Ltd.                                                                             914           150,878
                                                                                                       --------------
                                                                                                            2,162,982
                                                                                                       --------------
SPAIN -- 0.6%
Acciona SA                                                                                    8,595         1,087,135
Acerinox SA                                                                                  67,987         1,091,366
Banco Santander SA                                                                           95,188           918,671
Iberdrola SA                                                                                346,474         3,217,078
Inditex SA                                                                                   10,715           473,617
Prosegur, Compania de Seguridad SA                                                            9,688           321,038
Telefonica SA                                                                               251,791         5,644,012
Viscofan SA                                                                                  16,517           324,480
                                                                                                       --------------
                                                                                                           13,077,397
                                                                                                       --------------
SWEDEN -- 0.2%
Assa Abloy AB, Class B                                                                       59,313           672,993
Hoganas AB, Class B                                                                          16,833           149,919
Modern Times Group AB, Class B                                                                4,879           105,985
Svenska Cellulosa AB (SCA), Class B                                                          56,517           483,306
Svenska Handelsbanken AB, Class A                                                            47,916           779,922
Telefonaktiebolaget LM Ericsson, Class B                                                    131,865         1,011,340
TeliaSonera AB                                                                               20,135           100,217
                                                                                                       --------------
                                                                                                            3,303,682
                                                                                                       --------------
SWITZERLAND -- 0.6%
Adecco SA                                                                                    20,916           709,931
Clariant AG Registered(a)                                                                    32,531           222,551
Compagnie Financiere Richemont SA                                                            21,638           420,092
Geberit AG                                                                                    6,788           731,280
Logitech International SA(a)                                                                 28,087           438,482
Nestle SA Registered                                                                          9,654           380,489
Novartis AG                                                                                 111,899         5,606,642
PubliGroupe SA                                                                                1,002            59,871
Roche Holding AG                                                                              9,570         1,473,145
Sonova Holding AG Registered                                                                  1,795           108,291
UBS AG Registered(a)                                                                        116,242         1,685,950
                                                                                                       --------------
                                                                                                           11,836,724
                                                                                                       --------------
TAIWAN -- 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 636,407           871,070
Taiwan Semiconductor Manufacturing Co. Ltd. - SPADR                                         192,466         1,520,481
                                                                                                       --------------
                                                                                                            2,391,551
                                                                                                       --------------
THAILAND -- 0.3%
Advanced Info Service PCL(b)                                                                828,600         1,870,187
GMM Grammy PCL                                                                              892,800           242,581
Kasikornbank PCL                                                                            556,200           719,637
Land and Houses Public Co. Ltd.                                                           1,873,200           206,817
Matichon PCL(b)                                                                             115,200            23,517
MBK PCL(b)                                                                                  224,200           319,088
Siam Cement PCL                                                                             203,500           637,766
Siam Cement PCL - NVDR                                                                      296,700           878,669
Thanachart Capital PCL                                                                    1,111,100           225,223
                                                                                                       --------------
                                                                                                            5,123,485
                                                                                                       --------------
TURKEY -- 0.1%
Turkcell Iletisim Hizmetleri A/S - ADR                                                       67,500           984,150
Turkiye Garanti Bankasi A/S(b)                                                               46,600            81,923
                                                                                                       --------------
                                                                                                            1,066,073
                                                                                                       --------------
UNITED KINGDOM -- 3.0%
AMEC plc                                                                                     26,372           188,231
Anglo American plc - JSE Shares                                                              65,344         1,492,558
Anglo American plc - LSE Shares                                                              36,225           837,607
Arriva plc                                                                                  107,015           930,306
Aviva plc                                                                                   132,584           750,486
BAE Systems plc                                                                             196,237         1,069,541
Barclays plc                                                                                205,179           462,560
Berkeley Group Holdings plc (UNIT)(a)                                                        15,250           192,831
BHP Billiton plc                                                                             50,362           948,663
BP plc                                                                                      695,869         5,331,948
BP plc - SPADR                                                                              123,500         5,772,390
Bradford & Bingley plc                                                                      101,619                --
British American Tobacco plc                                                                  8,562           222,470
Bunzl plc                                                                                    35,953           306,878
Cable & Wireless plc                                                                        503,957         1,139,972
Capita Group plc                                                                            134,081         1,428,633
Carnival plc                                                                                 27,596           601,246
Carphone Warehouse Group plc                                                                 63,309            82,197
Compass Group plc                                                                           153,156           760,024
Daily Mail & General Trust NV, Class A                                                       17,468            68,166
Devro plc                                                                                   103,637           118,710
Diageo plc                                                                                   97,524         1,356,610
Enterprise Inns plc                                                                          73,550            59,249
Eurocastle Investment Ltd.                                                                   41,719            12,882
Galiform plc                                                                                268,051            59,136
GKN plc                                                                                     286,700           405,930
GlaxoSmithKline plc                                                                         322,535         5,987,668
Hays plc                                                                                    189,536           191,079
HBOS plc                                                                                    572,344           580,864
HBOS plc (SUB shares)(b)                                                                    792,066                --
HMV Group plc                                                                                65,314           101,952
Homeserve plc                                                                                 8,084           114,426
ICAP plc                                                                                    120,085           500,796
Informa plc                                                                                 128,225           454,951
International Personal Finance                                                              104,778           210,362
Intertek Group plc                                                                           67,912           769,254
Invensys plc(a)                                                                             197,053           496,453
ITV plc                                                                                     624,186           357,879
Ladbrokes plc                                                                               110,455           295,404
Lloyds TSB Group plc                                                                        968,171         1,772,061
Michael Page International plc                                                              118,586           369,081
Mondi plc                                                                                     9,195            29,956
Next plc                                                                                      8,387           131,308
Northgate plc                                                                                13,720            15,239
Provident Financial plc                                                                      41,217           512,520
Reckitt Benckiser Group plc                                                                  34,789         1,296,044
Reed Elsevier plc                                                                            91,558           667,350
Rexam plc                                                                                    93,898           479,580
Rio Tinto plc                                                                                15,651           339,107
Rolls-Royce Group plc(a)                                                                    225,774         1,106,042
Rolls-Royce Group plc, Class C                                                            8,535,956            12,273
Royal Bank of Scotland Group plc                                                            703,518           508,580
RSA Insurance Group plc                                                                      99,209           198,304
Sage Group plc                                                                              300,677           739,383
Smiths Group plc                                                                             26,967           347,205
Sportingbet plc(a)                                                                          230,256           110,355
Stagecoach Group plc                                                                        182,535           370,296
Tesco plc                                                                                   237,118         1,235,364
Thomas Cook Group plc                                                                       244,907           627,114
Tui Travel plc                                                                              213,251           720,883
Unilever plc                                                                                157,177         3,571,927
Vedanta Resources plc                                                                       246,499         2,188,551
Vodafone Group plc                                                                        1,100,751         2,215,937
Wolseley plc                                                                                 31,304           174,538
WPP plc                                                                                      60,716           353,928
Xstrata plc                                                                                 268,477         2,502,912
                                                                                                       --------------
                                                                                                           57,256,150
                                                                                                       --------------
Total Foreign Common Stocks
  (Cost $452,671,638)                                                                                     364,234,466
                                                                                                       --------------
Total Common Stocks
  (Cost $907,186,908)                                                                                     705,409,801
                                                                                                       --------------

                                                                 INTEREST   MATURITY     PRINCIPAL
                                                                   RATE       DATE         AMOUNT           VALUE
ASSET-BACKED SECURITIES -- 0.9%
Ace Securities Corp.,
  Ser. 2005-HE7, Class A2D (FRN) (STEP)(b)                        0.801%    11/25/35       $400,000           252,860
American Express Credit Account Master Trust,
  Ser. 2006-B, Class A (FRN)                                      1.235%    08/15/13      1,600,000         1,422,652
Bank of America Credit
  Card Trust, Ser. 2006-
  A12, Class A12 (FRN)                                            1.215%    03/15/14        200,000           169,970
Bank of America Credit
  Card Trust, Ser. 2006-
  A15, Class A15 (FRN)                                            1.195%    04/15/14      1,400,000         1,183,317
Bank of America Credit
  Card Trust, Ser. 2007-
  A6, Class A6 (FRN)                                              1.255%    09/15/16      2,000,000         1,465,043
Bear Stearns Asset
  Backed Securities
  Trust, Ser. 2005-HE10,
  Class A2 (FRN) (STEP)                                           0.761%    11/25/35        339,573           323,230
Bear Stearns Asset
  Backed Securities
  Trust, Ser. 2006-HE1,
  Class 1A2 (FRN) (STEP)                                          0.691%    12/25/35        771,488           667,450
Bear Stearns Asset
  Backed Securities
  Trust, Ser. 2006-HE7,
  Class 2A2 (FRN) (STEP)(b)                                       0.631%    08/25/36        700,000           354,881
BNC Mortgage Loan Trust,
  Ser. 2006-1, Class M1
  (FRN) (STEP)(b)                                                 0.731%    10/25/36        500,000            32,017
Carrington Mortgage Loan
  Trust, Ser. 2005-NC5,
  Class A2 (FRN) (STEP)                                           0.791%    10/25/35        685,684           592,682
Chase Issuance Trust,
  Ser. 2006-A1, Class A
  (FRN)                                                           1.235%    04/15/13      1,600,000         1,416,201
Chase Issuance Trust,
  Ser. 2006-A8, Class A8
  (FRN)                                                           1.255%    02/16/16      1,900,000         1,423,758
Citibank Credit Card
  Issuance Trust, Ser.
  2005-A3, Class A3 (FRN)                                         0.531%    04/24/14        800,000           660,072
Citigroup Mortgage Loan
  Trust, Inc., Ser. 2007-AMC2,
  Class A3A (FRN) (STEP)(b)                                       0.551%    01/25/37        712,303           588,151
Countrywide Asset-Backed
  Certificates, Ser.
  2004-1, Class 3A (FRN) (STEP)(b)                                0.751%    04/25/34        293,688            93,126
Credit-Based Asset
  Servicing and
  Securitization, Ser.
  2005-CB2, Class M1
  (FRN) (STEP)(b)                                                 0.911%    04/25/36         58,708            40,028
Downey Savings & Loan
  Association Mortgage
  Loan Trust, Ser. 2004-AR3,
  Class B2 (FRN) (STEP)(b)                                        1.681%    07/19/44        116,205            17,431
FBR Securitization
  Trust, Ser. 2005-2,
  Class AV31 (FRN) (STEP)                                          0.741%   09/25/35        428,938           393,120
First Franklin Mortgage
  Loan Asset Backed
  Certificates, Ser.
  2003-FF5, Class M2
  (FRN) (STEP)                                                    2.721%    03/25/34        105,498            55,905
First Franklin Mortgage
  Loan Asset Backed
  Certificates, Ser.
  2005-FF10, Class A4
  (FRN) (STEP)                                                    0.791%    11/25/35        600,000           458,419
Home Equity Asset Trust,
  Ser. 2006-5, Class 2A3
  (FRN) (STEP)(b)                                                 0.621%    10/25/36        150,000            70,602
Indymac Residential
  Asset Backed Trust,
  Ser. 2005-D, Class
  AII3 (FRN) (STEP)                                               0.721%    03/25/36      1,500,000         1,083,157
Indymac Residential
  Asset Backed Trust,
  Ser. 2007-B, Class 2A3
  (FRN) (STEP)(b)                                                 0.671%    07/25/37        907,000           354,063
JP Morgan Mortgage
  Acquisition Corp.,
  Ser. 2005-FLD1, Class
  A2 (FRN) (STEP)                                                 0.731%    07/25/35         30,394            29,706
Long Beach Mortgage Loan
  Trust, Ser. 2005-WL2,
  Class M1 (FRN) (STEP)(b)                                        0.941%    08/25/35        400,000           212,924
Long Beach Mortgage Loan
  Trust, Ser. 2006-2,
  Class 2A3 (FRN) (STEP)(b)                                       0.661%    03/25/46      3,000,000         1,327,014
Long Beach Mortgage Loan
  Trust, Ser. 2006-4,
  Class 2A3 (FRN) (STEP)(b)                                       0.631%    05/25/36      1,050,000           438,896
Master Asset Backed
  Securities Trust, Ser.
  2004-HE1, Class A1
  (FRN) (STEP)                                                    0.871%    09/25/34        203,049           180,231
Morgan Stanley ABS
  Capital I, Ser. 2002-
  HE3, Class A2 (FRN)
  (STEP)(b)                                                       1.551%    12/27/32        303,687           200,758
Morgan Stanley ABS
  Capital I, Ser. 2005-
  HE6, Class A2C
  (FRN) (STEP)(b)                                                 0.791%    11/25/35        900,000           587,868
New Century Home Equity
  Loan Trust, Ser.
  2003-2, Class M2
  (FRN) (STEP)(b)                                                 3.471%    01/25/33        439,454           211,215
Nomura Home Equity Loan,
  Inc., Ser. 2005-FM1,
  Class 2A3 (FRN) (STEP)                                          0.851%    05/25/35        312,958           304,564
Residential Asset
  Mortgage Products,
  Inc., Ser. 2006-RS2,
  Class A2 (FRN) (STEP)                                           0.671%    03/25/36        811,236           577,232
Residential Asset
  Securities Corp., Ser.
  2004-KS9, Class AII4
  (FRN) (STEP)(b)                                                 0.771%    10/25/34        168,744            97,155
Residential Asset
 Securities Corp., Ser.
  2006-EMX8, Class 1A3
  (FRN) (STEP)(b)                                                 0.641%    10/25/36        700,000           307,350
SACO I Trust, Ser. 2005-
  WM3, Class A1
  (FRN) (STEP)(b)                                                 0.991%    09/25/35         57,439            20,520
Securitized Asset Backed
  Receivables LLC Trust,
  Ser. 2005-HE1, Class
  A3C (FRN) (STEP)                                                0.801%    10/25/35        210,000           173,893
Soundview Home Equity
  Loan Trust, Ser. 2005-
  OPT4, Class 2A3 (FRN) (STEP)                                    0.731%    12/25/35        200,000           152,856
Washington Mutual Asset-
  Backed Certificates,
  Ser. 2006-HE2, Class
  A3 (FRN) (STEP)(b)                                              0.621%    05/25/36        400,000           204,187
Washington Mutual, Inc.,
  Ser. 2005-AR1, Class A3
  (FRN) (STEP)(b)                                                 0.831%    01/25/45        313,577            61,028
Wells Fargo Home Equity
  Trust, Ser. 2005-3,
  Class AI1A (144A) (FRN)
  (STEP)(c)                                                       0.741%    11/25/35        527,009           485,052
                                                                                                       --------------
Total Asset-Backed Securities
  (Cost $26,732,241)                                                                                       18,690,584
                                                                                                       --------------

MORTGAGE-BACKED SECURITIES - PRIVATE ISSUERS -- 1.5%
American Home Mortgage
  Investment Trust, Ser.
  2004-1, Class 4A (FRN)(b)                                       3.280%    04/25/44         90,283            48,998
American Home Mortgage
  Investment Trust, Ser.
  2004-4, Class 4A (FRN)(b)                                       4.390%    02/25/45        385,841           193,649
American Home Mortgage
  Investment Trust, Ser.
  2005-1, Class 6A (FRN)(b)                                       5.294%    06/25/45        473,719           221,619
Bank of America
Commercial Mortgage,
  Inc., Ser. 2006-2,
  Class A1                                                        5.611%    05/10/45      3,027,672         2,907,288
Bank of America Funding
  Corp., Ser. 2004-B,
  Class 1A2 (VRN)(b)                                              5.299%    12/20/34        191,863           102,729
Bear Stearns Commercial
  Mortgage Securities,
  Inc., Ser. 2002-TOP6,
  Class A2                                                        6.460%    10/15/36      2,000,000         1,920,274
Citigroup Mortgage Loan
  Trust, Inc., Ser.
  2007-AR5, Class 1A2A
  (VRN)(b)                                                        5.607%    04/25/37        592,526           325,890
GE Capital Commercial
  Mortgage Corp., Ser.
  2000-1, Class A2                                                6.496%    01/15/33        118,299           116,157
GE Capital Commercial
  Mortgage Corp., Ser.
  2001-3, Class A2                                                6.070%    06/10/38        500,000           467,381
GE Capital Commercial
  Mortgage Corp., Ser.
  2002-1A, Class A3                                               6.269%    12/10/35        480,000           450,769
GMAC Commercial
  Mortgage Securities,
  Inc., Ser. 2000-C2,
  Class A2 (VRN)                                                  7.455%    08/16/33      2,752,141         2,746,489
Greenwich Capital
  Commercial Funding
  Corp., Ser. 2005-GG3,
  Class A2                                                        4.305%    08/10/42      4,008,863         3,793,442
Harborview Mortgage Loan
  Trust, Ser. 2004-7,
  Class 2A2 (VRN)(b)                                              5.260%    11/19/34        102,310            43,193
Harborview Mortgage Loan
  Trust, Ser. 2004-8,
  Class 2A3 (FRN) (STEP)(b)                                       0.991%    11/19/34        153,228           103,562
Harborview Mortgage Loan
  Trust, Ser. 2005-9,
  Class 2A1A (FRN) (STEP)(b)                                      0.848%    06/20/35        123,379            59,140
Impac CMB Trust, Ser.
  2004-9, Class M4
  (FRN) (STEP)(b)                                                 2.046%    01/25/35         97,755            24,452
JP Morgan Chase
  Commercial Mortgage
  Securities Corp., Ser.
  2004-CB8, Class A3                                              4.007%    01/12/39      5,000,000         4,448,998
JP Morgan Chase
  Commercial Mortgage
  Securities Corp., Ser.
  2005-LDP2, Class A4                                             4.738%    07/15/42      1,480,000         1,160,248
LB-UBS Commercial
  Mortgage Trust, Ser.
  2000-C5, Class A2                                               6.510%    12/15/26      4,829,565         4,756,677
LB-UBS Commercial
  Mortgage Trust, Ser.
  2003-C3, Class A4                                               4.166%    05/15/32        500,000           428,355
MLCC Mortgage Investors,
  Inc., Ser. 2004-D,
  Class A2 (FRN) (STEP)                                           3.463%    08/25/29        170,574           130,020
Nomura Asset Securities
  Corp., Ser. 1998-D6,
  Class A3 (VRN)                                                  7.188%    03/15/30      4,000,000         3,893,377
SL Green Realty Corp.,
  (144A)(c)                                                       3.000%    03/30/27        318,000           187,223
Structured Adjustable
  Rate Mortgage Loan
  Trust, Ser. 2005-19XS,
  Class 1A1 (FRN) (STEP)(b)                                       0.791%    10/25/35        505,318           227,546
Structured Adjustable
  Rate Mortgage Loan
  Trust, Ser. 2007-7,
  Class 2AS2 (VRN)(b)                                             5.689%    08/25/47        511,175           234,452
Structured Asset
  Securities Corp., Ser.
  2005-RF1, Class A
  (144A) (FRN)(c)(b)                                              0.821%    03/25/35        452,096           370,520
Structured Asset
  Securities Corp., Ser.
  2005-RF3, Class 1A
  (144A) (FRN)(c)(b)                                              0.821%    06/25/35        913,532           826,730
Structured Asset
  Securities Corp., Ser.
  2006-NC1, Class A4
  (FRN) (STEP)(b)                                                 0.621%    05/25/36        200,000           104,667
Structured Asset
  Securities Corp., Ser.
  2007-BC1, Class A4
  (FRN) (STEP)(b)                                                 0.601%    02/25/37        750,000           276,485
Structured Asset
  Securities Corp., Ser.
  2007-EQ1, Class A2
  (FRN) (STEP)(b)                                                 0.561%    03/25/37        587,744           465,695
Structured Asset
  Securities Corp., Ser.
  2007-OSI, Class A4
  (FRN) (STEP)(b)                                                 0.671%    06/25/37      1,000,000           310,330
                                                                                                       --------------
Total Mortgage-Backed
  Securities - Private Issuers
  (Cost $36,219,510)                                                                                       31,346,355
                                                                                                       --------------

MORTGAGE-BACKED SECURITIES -
US GOVERNMENT AGENCY OBLIGATIONS -- 2.2%
FHLMC Pool #781697(FRN)                                           3.795%    07/01/34        255,387           248,137
FHLMC, Ser. 2004-2882,
  Class HI (IO)(h)                                                5.000%    05/15/18         44,538             2,726
FHLMC, Ser. 2005-2934,
  Class HI (IO)(h)                                                5.000%    02/15/20        106,751            11,650
FHLMC, Ser. 2005-2934,
  Class KI (IO)(h)                                                5.000%    02/15/20         53,347             5,812
FHLMC, Ser. 2005-2964                                             5.500%    02/15/26        973,917           990,091
FHLMC, Ser. 2005-2967,
  Class JI (IO)(h)                                                5.000%    04/15/20         57,662             6,244
FHLMC Strip, Ser.
  2004-227, Class IO
  (IO)(h)                                                         5.000%    12/01/34        464,793            56,816
FHLMC Strip, Ser.
  2005-232, Class IO
  (IO)(h)                                                         5.000%    08/01/35        218,908            24,929
FHLMC Strip, Ser.
  2005-233, Class 5
  (IO)(h)                                                         4.500%    09/15/35         79,430            13,630
FHLMC Structured Pass
  Through Securities,
  Ser. 2003-T57,
  Class 1A3                                                       7.500%    07/25/43        474,669           497,512
FNMA, Ser. 2005-108,
  Class TA                                                        5.500%    03/25/22        145,998           146,296
FNMA, Ser. 2005-86,
  Class WH                                                        5.000%    11/25/25      1,870,502         1,892,249
FNMA, Ser. 2006-10,
  Class FD (FRN)                                                  0.821%    03/25/36        159,760           148,058
FNMA Pool #14992                                                  5.500%    01/20/24      2,300,000         2,368,282
FNMA Pool #42889                                                  5.500%    01/13/39      1,000,000         1,025,000
FNMA Pool #53620                                                  6.500%    01/13/39      2,000,000         2,076,876
FNMA Pool #54118                                                  6.000%    01/13/39     31,000,000        31,910,625
FNMA Pool #831360                                                 5.500%    03/01/21        495,396           511,104
FNMA Pool #865792                                                 5.500%    03/01/21        506,965           523,041
FNMA Pool #914758                                                 5.000%    04/01/22        855,184           879,169
FNMA Pool #938469                                                 5.000%    07/01/22        809,418           832,119
FNMA Strip, Ser.
  2005-357,
  Class 2 (IO)(h)                                                 5.000%    02/01/35        204,050            24,544
FNMA Strip, Ser.
  2005-360,
  Class 2 (IO)(h)                                                 5.000%    08/01/35      1,323,437           151,132
FNMA Strip, Ser.
  2005-365,
  Class 4 (IO)(h)                                                 5.000%    04/01/36         77,009            11,124
FNMA Whole Loan, Ser.
  2002-W8,
  Class A3                                                        7.500%    06/25/42        507,041           533,820
                                                                                                       --------------
Total Mortgage-Backed Securities -
  US Government Agency Obligations
  (Cost $44,733,064)                                                                                       44,890,986
                                                                                                       --------------

US TREASURY SECURITIES -- 16.3%
US Treasury Inflation-Indexed Note                                2.500%    07/15/16     26,818,750        26,607,123
US Treasury Inflation-Indexed Note                                2.625%    07/15/17     41,812,000        42,847,516
US Treasury Inflation-Indexed Note                                1.625%    01/15/18    107,548,480       102,078,672
US Treasury Inflation-Indexed Note(i)(j)                          1.375%    07/15/18    140,139,019       131,062,775
US Treasury Note(j)                                               3.750%    11/15/18     32,000,000        36,224,960
                                                                                                       --------------
Total US Treasury Securities
  (Cost $339,845,565)                                                                                     338,821,046
                                                                                                       --------------

                                                                                           NUMBER
                                                                                          OF SHARES         VALUE
COMMINGLED INVESTMENT VEHICLES -- 22.5%

EXCHANGE-TRADED FUNDS -- 3.7%
iShares Dow Jones US Real Estate Index Fund                                                 400,000        14,892,000
iShares MSCI EAFE Index Fund                                                                600,800        26,957,896
iShares MSCI Emerging Markets Index Fund                                                    684,000        17,079,480
Vanguard Total Stock Market                                                                 400,000        17,896,000
                                                                                                       --------------
Total Exchange-Traded Funds
  (Cost $117,885,503)                                                                                      76,825,376
                                                                                                       --------------

MUTUAL FUND -- 3.5%
PIMCO Commodity RealReturn Strategy Fund                                                 11,365,460        72,625,287
                                                                                                       --------------
Total Mutual Fund
  (Cost $134,092,450)                                                                                      72,625,287
                                                                                                       --------------

PRIVATE INVESTMENT FUNDS (k) -- 15.3%
Canyon Value Realization Fund, LP(a)(b)(d)(f)                                                              30,636,424
Convexity Capital Offshore, LP(a)(b)(d)(f)                                                                 52,013,005
Farallon Capital Institutional Partners, LP(a)(b)(d)(f)                                                    33,816,417
Freeman Fair Value Fund I, LP(a)(d)(f)                                                                     45,621,231
Joho Partners, LP(a)(b)(d)(f)                                                                              16,274,696
Lansdowne UK Equity Fund Ltd.(a)(b)(d)(f)                                                   111,562        34,493,018
Lone Cascade, LP(a)(b)(d)(f)                                                                               10,087,706
Lone Picea, LP, Class F(a)(b)(d)(f)                                                                         1,306,341
Lone Picea, LP, Class H(a)(b)(d)(f)                                                                         2,147,212
Lone Redwood, LP (a) (b) (d) (f)                                                                            9,140,409
Maverick Fund USA Ltd.(a)(b)(d)(f)                                                                         23,375,995
Nomad Investment Co. Ltd., Class A(a)(b)(d)(f)                                                5,894        10,118,139
Nomad Investment Co. Ltd., Class R(a)(b)(d)(f)                                                2,784         4,700,901
OZ Domestic Partners, LP(a)(b)(d)(f)                                                                       14,023,842
Regiment Capital Ltd.(a)(b)(d)(f)                                                            45,152         7,738,338
Tosca(a)(b)(d)(f)                                                                           153,727         7,385,240
Tosca Asia(a)(b)(d)(f)                                                                      231,455        14,485,942
                                                                                                       --------------
Total Private Investment Funds
  (Cost $283,382,430)                                                                                     317,364,856
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $535,360,383)                                                                                     466,815,519
                                                                                                       --------------

PREFERRED STOCKS -- 0.1%
Anglo Platinum Ltd., 6.38% (South Africa)                                                     5,456           111,540
Cia Vale do Rio Doce, 1.46% (Brazil)                                                         65,436           687,463
Hilltop Holdings, Inc., Series A, 8.25% (United States)                                      29,900           533,117
Hyundai Motor Co. Ltd., 3.98% (South Korea)                                                  33,140           367,066
Malaysian Airline System Berhad, 30.0% (Malaysia)                                            40,000             8,439
South Financial Group, Inc., 10.0% (United States)(b)(d)                                        231           148,920
South Financial Group, Inc., 49.0% (United States)(b)(d)                                        769           495,756
                                                                                                       --------------
Total Preferred Stocks
  (Cost $3,597,748)                                                                                         2,352,301
                                                                                                       --------------

                                                                                          NOTIONAL
PURCHASED OPTIONS -- 0.1%
EUR Put vs. Currencies (GBP Strike 0.7992, CHF Strike 1.5216, JPY
Strike 139.82), Expiring 09/16/10(a)(b)(d)                                               50,000,000           248,200
EUR Put vs. USD, Strike 1.3985, Expiring 03/10/09(a)(b)(d)                               30,000,000         1,317,780
                                                                                                       --------------
Total Purchased Options
  (Cost $1,515,000)                                                                                         1,565,980
                                                                                                       --------------

                                                                                         NUMBER OF
                                                                                         CONTRACTS
RIGHTS -- 0.0%
Fortis, Expiring 07/04/14 (Belgium)(a)(b)                                                     6,735                --
Fortis Bank NV/SA, Expiring 01/20/09 (Netherlands)(a)(b)                                    124,690                --
Lloyds TSB Group plc, Expiring 01/09/09 (United Kingdom)(a)(b)                              420,863                --
                                                                                                       --------------
Total Rights
  (Cost $0)                                                                                                        --
                                                                                                       --------------

WARRANTS -- 0.0%
Bank Pan Indonesia Tbk Warrants Expiring 07/10/09 (Indonesia)(a)                          2,753,514            50,523
Groupe Eurotunnel SA Registered Warrants Expiring 12/30/11 (France)(a)                    2,590,333           295,257
Matahari Putra Prima Tbk Warrants Expiring 07/12/10 (Indonesia)(a)                          530,600               730
Multi-Purpose Holdings Berhad Warrants Expiring 02/26/09 (Malaysia)(a)                       18,100               523
                                                                                                       --------------
Total Warrants
  (Cost $741,225)                                                                                             347,033
                                                                                                       --------------

                                                                 INTEREST   MATURITY     PRINCIPAL
                                                                   RATE       DATE         AMOUNT           VALUE
SHORT-TERM INVESTMENTS -- 26.9%

REPURCHASE AGREEMENTS -- 6.2%

State Street Bank & Trust Co. Repurchase Agreement issued on
  12/31/08 (proceeds at maturity $128,861,778) (collateralized by US
  Treasury Bills, due 05/14/09 through 05/21/09 with a total principal value of $131,475,000 and a total market value of
  $131,459,643) (Cost $128,861,706) 0.010% 01/02/09 $128,861,706
  $128,861,706

US TREASURY SECURITIES -- 20.7%
US Treasury Bill(l)                                                         01/15/09     20,000,000        19,999,900
US Treasury Bill(l)                                                         01/22/09     20,000,000        19,999,920
US Treasury Bill(l)                                                         02/26/09     10,000,000         9,999,560
US Treasury Bill(l)                                                         03/05/09    100,000,000        99,983,300
US Treasury Bill(l)                                                         03/12/09     20,000,000        19,998,420
US Treasury Bill(i)(l)                                                      03/26/09     96,000,000        95,989,152
US Treasury Bill(l)                                                         04/02/09     10,000,000         9,997,100
US Treasury Bill(l)                                                         04/16/09     35,000,000        34,992,230
US Treasury Bill(l)                                                         05/14/09     20,000,000        19,994,860
US Treasury Bill(l)                                                         05/15/09     40,000,000        39,986,840
US Treasury Bill(l)                                                         05/28/09     20,000,000        19,993,680
US Treasury Bill(l)                                                         06/04/09     20,000,000        19,991,160
US Treasury Bill(l)                                                         06/24/09     20,000,000        19,984,340
                                                                                                       --------------
Total US Treasury Securities
  (Cost $430,007,445)                                                                                     430,910,462
                                                                                                       --------------
Total Short-Term Investments
  (Cost $558,869,152)                                                                                     559,772,168
                                                                                                       --------------
Total Investments -- 104.4%
  (Cost $2,454,801,296)                                                                                 2,170,011,773

Liabilities in Excess of Other Assets -- (4.4%)                                                           (90,539,498)
                                                                                                       --------------
Net Assets -- 100.0%                                                                                   $2,079,472,275
                                                                                                       ==============

                                                                                          NUMBER
                                                                                        OF SHARES           VALUE
SECURITIES SOLD SHORT -- (0.4%)

COMMON STOCKS -- (0.4%)

COMMERCIAL SERVICES & SUPPLIES -- 0.0%
Regus plc (United Kingdom)                                                                 (422,500)         (301,878)
                                                                                                       --------------

CONSTRUCTION MATERIALS -- 0.0%
Lafarge SA (France)                                                                          (6,400)         (389,123)
                                                                                                       --------------

HOTELS, RESTAURANTS & LEISURE -- 0.0%
Lodgian, Inc.(a)                                                                             (5,700)          (12,141)
                                                                                                       --------------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- (0.4%)
Alexander's, Inc.                                                                            (1,800)         (458,820)
Ashford Hospitality Trust, Inc.                                                            (456,408)         (524,869)
Associated Estates Realty Corp.                                                             (46,300)         (422,719)
Cedar Shopping Centers, Inc.                                                                (51,700)         (366,036)
Education Realty Trust, Inc.                                                                (23,800)         (124,236)
Extra Space Storage, Inc.                                                                   (22,400)         (231,168)
First Potomac Realty Trust                                                                  (24,200)         (225,060)
Franklin Street Properties Corp.                                                            (60,600)         (893,850)
H & R Real Estate Investment Trust (Canada)                                                 (59,600)         (359,676)
Healthcare Realty Trust, Inc.                                                               (41,500)         (974,421)
Nationwide Health Properties, Inc.                                                          (23,800)         (683,536)
Parkway Properties Inc.                                                                     (11,500)         (207,000)
RAIT Financial Trust                                                                        (74,200)         (192,920)
Ramco-Gershenson Properties Trust                                                           (34,000)         (210,120)
Regency Centers Corp.                                                                       (10,500)         (490,350)
Senior Housing Properties Trust                                                             (28,800)         (516,096)
Tanger Factory Outlet Centers, Inc.                                                         (24,700)         (929,214)
U-Store-It Trust                                                                            (65,700)         (292,365)
Urstadt Biddle Properties, Class A                                                          (10,500)         (167,265)
                                                                                                       --------------
Total Real Estate Investment Trusts (REITs)                                                                (8,269,721)
                                                                                                       --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%
St. Joe Co. (The)(a)                                                                        (15,200)         (369,664)
Total Common Stocks
  (Proceeds $(11,924,367))                                                                                 (9,342,527)
                                                                                                       --------------
Total Securities Sold Short
  (Proceeds $(11,924,367))                                                                             $   (9,342,527)
                                                                                                       ==============

       ADR  American Depositary Reciept
       CHF  Swiss franc
       CVA  Certificaaten van aandelen (share certificates)
      EAFE  Europe, Australasia, and Far East
       EUR  Euro
     FHLMC  Freddie Mac
      FNMA  Fannie Mae
       FRN  Floating Rate Note. Rate disclosed represents rate as of December 31, 2008.
       GBP  British pound
       GDR  Global Depositary Reciept
        IO  Interest-Only Security
       JPY  Japanese yen
       JSE  Johannesburg Stock Exchange
       LSE  London Stock Exchange
      MSCI  Morgan Stanley Capital International
      NVDR  Non-Voting Depositary Receipt
      NYSE  New York Stock Exchange
      REIT  Real Estate Investment Trust
     SPADR  Sponsored ADR
      STEP  A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
       SUB  Subscription
       TSE  Toronto Stock Exchange
      UNIT  A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
       USD  U.S. dollar
       VRN  Variable Rate Note. Rate disclosed represents rate as of December 31, 2008.
      VVPR  Verminderde Voorheffing Precompte Reduit (France dividend coupon)
      XLON  London International Exchange
         *  Approximately 61% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities"
            holdings to maintain proper coverage for the transactions.
       (a)  Non income-producing security.
       (b)  Illiquid security.
       (c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       (d)  Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $322,079,420, which represents 15.49% of the fund's net assets.
       (e)  A tracking stock is a common stock issued by a parent company that tracks the performance of a particular division without having claim on the assets of the division or the parent company. Also known as a "designer stock".
       (f)  Restricted Securities. The following restricted securities were held by the fund as of December 31, 2008, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets.
            All of the below securities are illiquid, with the exception of Freeman Fair Value Fund I, LP and Canyon Value
            Realization Fund, LP. TIP's valuation committee has deemed 57.5% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of directors. The valuation committee has determined the partnership interest in Freeman Fair Value Fund I, LP to be liquid based on the ability to redeem the private investment fund interest upon seven days notice and payment of a 0.25% redemption fee. The TIP board of directors duly ratified the liquidity determination and agreed to fair value the private investment fund at 99.75% of its stated market value to take into account this potential redemption fee. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

            INVESTMENT                                                 DATE OF ACQUISITION         COST           VALUE
            Bell Aliant Regional Communications Income Fund                 07/11/06               $46,436         $29,747
            Canyon Value Realization Fund, LP                           12/31/97-04-03/06       23,797,935      30,636,424
            Convexity Capital Offshore, LP                                  02/16/06            42,000,000      52,013,005
            Farallon Capital Institutional Partners, LP                 04/01/95-11/01/05       17,746,139      33,816,417
            Freeman Fair Value Fund I, LP                               10/01/04-07/01/05       50,000,000      45,621,231
            Jazz Air Income Fund                                        03/12/07-05/22/07           66,081          23,293
            Joho Partners, LP                                               01/03/07            15,000,000      16,274,696
            Lansdowne UK Equity Fund Ltd.                               06/01/06-09/01/07       26,000,000      34,493,018
            Lone Cascade, LP                                            01/03/06-01/02/08       13,788,000      10,087,706
            Lone Picea, LP, Class F                                         01/03/05             1,617,000       1,306,341
            Lone Picea, LP, Class H                                     01/02/03-01/02/04        2,279,000       2,147,212
            Lone Redwood, LP                                                12/29/98             3,154,356       9,140,409
            Maverick Fund USA Ltd.                                      01/03/06-10/01/07       20,000,000      23,375,995
            Nomad Investment Co. Ltd., Class A                              10/02/06            14,000,000      10,118,139
            Nomad Investment Co. Ltd., Class R                              02/01/08             8,000,000       4,700,901
            OZ Domestic Partners, LP                                    12/31/01-09/30/03        9,000,000      14,023,842
            Regiment Capital Ltd.                                           06/30/03             6,000,000       7,738,338
            Tosca                                                       12/30/03-07/30/04       11,000,000       7,385,240
            Tosca Asia                                                      03/01/07            20,000,000      14,485,942
                                                                                                              ------------
            Total                                                                                             $317,417,896
                                                                                                              ============

       (g)  Security is issued by an affiliate of Brookfield Redding, LLC, which makes the issuer of the security an indirect affiliate of the fund.
       (h)  Interest Only security.
       (i)  Security or a portion thereof is held as initial margin for financial futures.
       (j)  Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements.
            See Note 7 to the Notes to Financial Statements.
       (k)  Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2008. These positions are therefore grouped into their own industry classification.
       (l)  Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

                  SUMMARY SCHEDULE OF INVESTMENTS
                  ------------------------------------------------------------------------------
                  Common Stocks                                                            33.9%
                  Short-Term Investments                                                   26.9%
                  US Treasury Securities                                                   16.3%
                  Private Investment Funds                                                 15.3%
                  Exchange-Traded Funds                                                     3.7%
                  Mortgage-Backed Securities                                                3.7%
                  Mutual Funds                                                              3.5%
                  Asset-Backed Securities                                                   0.9%
                  Purchased Options                                                         0.1%
                  Preferred Stocks                                                          0.1%
                  Warrants                                                                  0.0%
                  Rights                                                                    0.0%
                  ------------------------------------------------------------------------------
                  Total Investments                                                       104.4%
                  ------------------------------------------------------------------------------
                  Securities Sold Short                                                   (0.4%)
                  Liabilities in Excess of Other Assets                                   (4.0%)
                  ------------------------------------------------------------------------------
                  Net Assets                                                              100.0%
                  ------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS

                                                                             INITIAL        NOTIONAL
                                                                             NOTIONAL       VALUE AT      UNREALIZED
  NUMBER OF                                                                   VALUE/      DECEMBER 31,   APPRECIATION/
  CONTRACTS    TYPE                                                         (PROCEEDS)        2008      (DEPRECIATION)
               Long Financial Futures Contracts
     129       March 2009 2-Year US Treasury Note                          $ 27,895,667   $ 28,130,063    $   234,396
     199       March 2009 Australian Dollar                                  13,143,214     13,924,030        780,816
     570       March 2009 British Pound                                      52,911,276     51,859,312     (1,051,964)
     326       March 2009 CAC40 Index                                        14,604,916     14,632,408         27,492
     469       March 2009 Canadian Dollar                                    37,650,033     38,570,560        920,527
     151       March 2009 DAX Index                                          25,016,060     25,368,728        352,668
     635       March 2009 Euro FX GLBX                                      104,237,555    110,497,938      6,260,383
     433       March 2009 FTSE 100 Index                                     26,755,845     27,329,767        573,922
     546       March 2009 Japanese Yen                                       74,217,015     75,272,925      1,055,910
      37       March 2009 MIB Index                                           5,009,612      4,994,544        (15,068)
     946       March 2009 S&P 500 Index                                     211,854,146    212,873,650      1,019,504
     219       March 2009 Swiss Franc                                        23,011,590     25,633,950      2,622,360
     701       March 2009 Topix Index                                        63,033,482     66,658,798      3,625,316
                                                                                                          -----------
                                                                                                           16,406,262
                                                                                                          -----------
               Short Financial Futures Contracts
      21       March 2009 5-Year Interest Rate Swap                          (2,426,912)    (2,475,014)       (48,102)
       6       March 2009 90-Day Eurodollar                                  (1,441,135)    (1,484,100)       (42,965)
      41       March 2009 30-Year US Treasury Bond                           (5,380,122)    (5,659,858)      (279,736)
      46       March 2009 5-Year US Treasury Note                            (5,365,354)    (5,476,516)      (111,162)
       7       June 2009 90-Day Eurodollar                                   (1,682,608)    (1,730,225)       (47,617)
      53       September 2009 90-Day Eurodollar                             (12,807,131)   (13,083,712)      (276,581)
      23       December 2009 90-Day Eurodollar                               (5,482,506)    (5,668,637)      (186,131)
      23       March 2010 90-Day Eurodollar                                  (5,474,442)    (5,662,025)      (187,583)
      23       June 2010 90-Day Eurodollar                                   (5,472,692)    (5,649,950)      (177,258)
       6       September 2010 90-Day Eurodollar                              (1,426,560)    (1,471,125)       (44,565)
       6       December 2010 90-Day Eurodollar                               (1,425,585)    (1,468,200)       (42,615)
       6       March 2011 90-Day Eurodollar                                  (1,424,910)    (1,466,400)       (41,490)
       6       June 2011 90-Day Eurodollar                                   (1,424,010)    (1,464,375)       (40,365)
       6       September 2011 90-Day Eurodollar                              (1,423,110)    (1,462,875)       (39,765)
       6       December 2011 90-Day Eurodollar                               (1,422,135)    (1,461,525)       (39,390)
       6       March 2012 90-Day Eurodollar                                  (1,421,385)    (1,461,225)       (39,840)
       6       June 2012 90-Day Eurodollar                                   (1,420,560)    (1,460,625)       (40,065)
       6       September 2012 90-Day Eurodollar                              (1,419,885)    (1,460,175)       (40,290)
                                                                                                          -----------
                                                                                                           (1,725,520)
                                                                                                          -----------
                                                                                                          $14,680,742
                                                                                                          -----------

SWAP CONTRACTS

                                                                                                                  NET
                                                                                                                UNREALIZED
    EXPIRATION                                                                                   NOTIONAL      APPRECIATION/
       DATE         COUNTERPARTY                  PAY                        RECEIVE              AMOUNT      (DEPRECIATION)
CREDIT DEFAULT SWAP CONTRACTS
Protection Purchased
    12/20/2013      Goldman Sachs           0.165% per annum       Par, upon delivery of        $25,000,000     $1,396,979
                    International                                  defaulted Republic of                        ==========
                                                                        Austria Bond
TOTAL RETURN SWAP CONTRACTS
Long Total Return Swap Contracts
    08/06/2009      Goldman Sachs(d)         3 Month LIBOR            MSCI AC World Daily
                    International       plus a specified spread                                  24,592,231     $2,443,268
                                                                                                                ----------

Short Total Return Swap Contracts
    09/09/2009      Merrill Lynch(b)        Union Properties             1 Month LIBOR
                    International                                     plus a specified spread        (9,176)         2,985

    10/05/2009      Merrill Lynch(b)     Emaar Properties PJSC           1 Month LIBOR
                    International                                     plus a specified spread      (676,924)       162,290

    10/05/2009      Merrill Lynch(b)       Dubai Investments             1 Month LIBOR
                    International                                     plus a specified spread      (231,610)        31,257
                                                                                                                ----------
                                                                                                                   196,532
                                                                                                                ----------
                                                                                                                $2,639,800
                                                                                                                ==========

See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND / SCHEDULE OF INVESTMENTS*                                            DECEMBER 31, 2008

                                                                                           NUMBER
                                                                                          OF SHARES         VALUE
INVESTMENTS -- 100.3% OF NET ASSETS

COMMON STOCKS -- 73.4%

AUSTRALIA -- 3.6%
Alumina Ltd.                                                                                116,676    $      114,221
Amcor Ltd.                                                                                  197,064           800,939
Australia and New Zealand Banking Group Ltd.                                                 33,968           364,597
Caltex Australia Ltd.                                                                        24,862           125,413
Foster's Group Ltd.                                                                         355,560         1,367,898
National Australia Bank Ltd.                                                                 73,997         1,084,818
Santos Ltd.                                                                                  57,695           602,977
Telstra Corp. Ltd.                                                                          551,432         1,476,517
Wesfarmers Ltd.                                                                              40,252           508,292
                                                                                                       --------------
                                                                                                            6,445,672
                                                                                                       --------------
AUSTRIA -- 0.1%
BWIN Interactive Entertainment AG(a)                                                          1,042            19,446
Oesterreichische Post AG                                                                      2,390            80,266
                                                                                                       --------------
                                                                                                               99,712
                                                                                                       --------------
BELGIUM -- 0.1%
Fortis - XLON Shares                                                                         87,050           115,233
Fortis, Strip VVPR(a)(b)                                                                     39,122                54
                                                                                                       --------------
                                                                                                              115,287
                                                                                                       --------------
BERMUDA -- 0.2%
Cosco Pacific Ltd.                                                                          370,000           380,929
                                                                                                       --------------
BRAZIL -- 0.2%
Companhia de Concessoes Rodoviarias                                                          13,600           139,230
Redecard SA                                                                                  21,300           237,493
                                                                                                       --------------
                                                                                                              376,723
                                                                                                       --------------
CANADA -- 1.5%
AbitibiBowater, Inc.(a)                                                                      12,095             5,585
Ace Aviation Holdings, Inc., Class A(a)                                                       8,200            44,836
BCE, Inc.                                                                                     5,532           112,612
Bell Aliant Regional Communications Income Fund(b)(c)(d)                                        565            10,787
Bombardier, Inc., Class B                                                                   219,600           791,592
Catalyst Paper Corp.(a)                                                                      91,463            22,227
Fraser Papers, Inc.(a)                                                                       16,670             4,456
Groupe Aeroplan, Inc.                                                                         7,293            51,279
Imperial Oil Ltd.                                                                            15,816           525,150
Jazz Air Income Fund(b)(c)(d)                                                                 3,206             8,414
Onex Corp.                                                                                    3,900            57,465
Rogers Communications, Inc., Class B                                                         33,900         1,004,780
                                                                                                       --------------
                                                                                                            2,639,183
                                                                                                       --------------
CHINA -- 0.6%
Asustek Computer, Inc. - GDR Registered                                                      47,713           329,220
China Construction Bank Corp., Class H                                                      545,000           301,596
China Shenhua Energy Co. Ltd.                                                               166,000           355,981
Tsingtao Brewery Co. Ltd.                                                                    87,000           182,602
                                                                                                       --------------
                                                                                                            1,169,399
                                                                                                       --------------
DENMARK -- 0.9%
Carlsberg A/S, Class B                                                                        1,607            52,759
Coloplast A/S, Class B                                                                        5,320           366,679
GN Store Nord A/S (GN Great Nordic)(a)                                                       70,550           137,724
Vestas Wind Systems A/S(a)                                                                   10,503           624,234
William Demant Holding(a)                                                                     8,776           364,584
                                                                                                       --------------
                                                                                                            1,545,980
                                                                                                       --------------
FINLAND -- 1.0%
Metso Oyj                                                                                    28,901           349,434
Sampo Oyj, Class A                                                                           38,666           722,213
Tietoenator Oyj                                                                              10,374           113,115
UPM-Kymmene Oyj                                                                              46,282           586,831
Wartsila Oyj Corp.                                                                            1,508            44,874
                                                                                                       --------------
                                                                                                            1,816,467
                                                                                                       --------------
FRANCE -- 6.2%
Atos Origin SA                                                                                4,421           110,961
AXA SA                                                                                       19,590           436,753
BNP Paribas                                                                                   7,844           331,224
Carrefour SA                                                                                 49,013         1,882,250
Compagnie de Saint-Gobain                                                                    29,173         1,375,947
France Telecom SA                                                                            52,426         1,466,417
GDF Suez, Strip VVPR(a)(b)                                                                    6,615                 9
Groupe Eurotunnel SA Registered(a)                                                            7,101            38,319
Lagardere S.C.A                                                                               1,331            54,025
Legrand SA                                                                                   15,598           299,715
Neopost SA                                                                                    5,234           473,747
Renault SA                                                                                   18,442           481,045
SA des Ciments Vicat                                                                          1,154            60,239
Sanofi-Aventis                                                                                7,013           445,423
SCOR SE                                                                                      15,468           355,614
Societe Generale, Class A                                                                    15,867           803,624
Thales SA                                                                                    11,416           476,404
Total SA                                                                                     36,815         2,007,068
                                                                                                       --------------
                                                                                                           11,098,784
                                                                                                       --------------
GERMANY -- 3.7%
BASF SE                                                                                      14,995           592,520
Bayerische Motoren Werke AG                                                                   7,569           232,662
Daimler AG Registered                                                                        15,900           604,141
Deutsche Post AG                                                                             10,827           183,171
Deutsche Telekom AG                                                                          85,381         1,297,242
E.ON AG                                                                                      15,556           629,040
Fresenius Medical Care AG & Co.                                                              10,269           481,546
Fresenius Medical Care AG & Co. - ADR                                                        10,480           494,446
RWE AG                                                                                       23,146         2,080,748
                                                                                                       --------------
                                                                                                            6,595,516
                                                                                                       --------------
HONG KONG -- 2.1%
Asia Satellite Telecommunications Holdings Ltd.                                              15,000            14,759
China Mobile Ltd.                                                                            42,000           425,830
First Pacific Co.                                                                           534,000           186,327
Genting International plc(a)                                                                 65,020            20,404
Henderson Land Development Co.                                                               57,000           212,932
Hong Kong & Shanghai Hotels Ltd. (The)                                                      173,744           131,979
Hong Kong Aircraft Engineering Co. Ltd.                                                      15,000           123,880
Hong Kong Electric Holdings Ltd.                                                            148,500           835,362
i-CABLE Communications Ltd.                                                                 416,000            31,197
Midland Holdings Ltd.                                                                       156,000            56,075
New World Development Ltd.                                                                  425,921           435,139
Next Media Ltd.                                                                             356,000            41,490
Silver Grant International Ltd.                                                             140,000            12,877
SmarTone Telecommunications Holdings Ltd.                                                   152,978           113,909
Television Broadcasts Ltd.                                                                   62,000           203,133
Wharf (Holdings) Ltd. (The)                                                                 281,392           777,514
Wheelock & Co. Ltd.                                                                          93,000           206,019
                                                                                                       --------------
                                                                                                            3,828,826
                                                                                                       --------------
INDONESIA -- 0.4%
Bank Pan Indonesia Tbk PT(a)                                                              3,825,903           206,867
Bank Permata Tbk PT(a)(b)                                                                     5,572               253
Citra Marga Nusaphala Persada Tbk PT(a)                                                     156,500            13,485
Gudang Garam Tbk PT                                                                          85,500            34,615
Indofood Sukses Makmur Tbk PT                                                               657,500            58,893
Matahari Putra Prima Tbk PT                                                               1,424,600            84,010
Mulia Industrindo Tbk PT(a)                                                                 221,500             4,674
Semen Gresik (Persero) Tbk PT                                                               730,500           285,409
                                                                                                       --------------
                                                                                                              688,206
                                                                                                       --------------
IRELAND -- 0.2%
DCC plc                                                                                       3,585            51,439
Fyffes plc                                                                                  238,242            82,957
Independent News & Media plc                                                                148,180            86,545
Paddy Power plc                                                                               3,435            64,290
Total Produce plc                                                                            79,313            28,791
                                                                                                       --------------
                                                                                                              314,022
                                                                                                       --------------
ITALY -- 2.0%
Banco Popolare Societa Cooperativa                                                           14,975           104,905
Fiat SpA                                                                                     61,810           403,003
Finmeccanica SpA                                                                              4,865            74,525
Intesa Sanpaolo                                                                             351,185         1,264,944
Luxottica Group SpA - SPADR                                                                  25,000           453,000
Natuzzi SpA - SPADR(a)                                                                        6,600            15,840
Saipem SpA                                                                                   29,260           491,315
Seat Pagine Gaille SpA(a)                                                                 1,660,559           136,997
UniCredit SpA                                                                               278,519           693,386
                                                                                                       --------------
                                                                                                            3,637,915
                                                                                                       --------------
JAPAN -- 19.6%
Ajinomoto Co., Inc.                                                                          55,000           599,148
Alfresa Holdings Corp.                                                                        5,300           253,140
Astellas Pharma, Inc.                                                                        35,200         1,432,337
Bank of Yokohama Ltd. (The)                                                                  54,000           319,417
Canon, Inc.                                                                                  54,050         1,696,713
Dai Nippon Printing Co. Ltd.                                                                 28,000           308,660
Dai-Dan Co. Ltd.                                                                             21,000           114,159
Dainippon Sumitomo Pharma Co. Ltd.                                                           16,000           149,127
Denso Corp.                                                                                  19,100           317,743
East Japan Railway Co.                                                                           69           538,878
Fukuoka Financial Group, Inc.                                                                85,000           370,242
Hitachi Chemical Co. Ltd.                                                                    30,500           315,403
Isetan Mitsukoshi Holdings Ltd.(a)                                                           42,300           364,395
JS Group Corp.                                                                               33,100           512,397
Kao Corp.                                                                                    88,000         2,664,902
Kawasaki Heavy Industries Ltd.                                                              148,000           300,152
KDDI Corp.                                                                                      281         2,001,391
Kinden Corp.                                                                                 19,000           171,325
Kyowa Hakko Kogyo Co. Ltd.                                                                   44,000           459,321
Marui Group Co. Ltd.                                                                         29,200           169,522
Matsushita Electric Works Ltd.                                                               51,772           460,336
Millea Holdings, Inc.                                                                        40,900         1,198,461
Mitsubishi Corp.                                                                             17,600           247,077
Mitsubishi Tanabe Pharma Corp.                                                               24,000           362,857
Mitsubishi UFJ Financial Group, Inc.                                                         89,300           554,100
Mizuho Financial Group, Inc.                                                                    154           458,345
Namco Bandai Holdings, Inc.                                                                  31,700           347,449
NEC Corp.                                                                                    51,000           171,174
Nippon Meat Packers, Inc.                                                                    13,000           196,461
Nippon Oil Corp.                                                                             45,000           226,637
Nippon Suisan Kaisha Ltd.                                                                    56,000           144,746
Nippon Telegraph & Telephone Corp.                                                              208         1,117,896
Nitto Denko Corp.                                                                            29,400           564,841
NSK Ltd.                                                                                     26,000            97,630
NTT Data Corp.                                                                                   57           228,808
NTT DoCoMo, Inc.                                                                                385           758,947
Obayashi Corp.                                                                               51,000           304,087
OMRON Corp.                                                                                  15,300           205,358
Onward Holdings Co. Ltd.                                                                     28,000           221,963
Secom Co. Ltd.                                                                               13,400           690,216
Sekisui House Ltd.                                                                          103,000           901,563
Seven & I Holdings Co. Ltd.                                                                  56,460         1,934,304
Shimizu Corp.                                                                                47,000           274,135
Sompo Japan Insurance, Inc.                                                                  38,000           278,279
Sony Corp.                                                                                   10,000           217,390
Sumitomo Electric Industries Ltd.                                                            40,800           313,701
Sumitomo Forestry Co. Ltd.                                                                   34,600           280,129
Sumitomo Mitsui Financial Group, Inc.                                                           117           506,816
Taiyo Nippon Sanso Corp.                                                                     45,000           346,881
Takeda Pharmaceutical Co. Ltd.                                                               51,700         2,681,805
TDK Corp.                                                                                     3,200           117,522
Tokyo Electric Power Co., Inc. (The)                                                         14,200           474,127
Tokyo Electron Ltd.                                                                           6,900           242,316
Tokyo Gas Co. Ltd.                                                                          169,000           856,403
Tokyo Ohka Kogyo Co. Ltd.                                                                     6,900            97,014
Toyo Seikan Kaisha Ltd.                                                                      25,100           432,426
Toyota Motor Corp.                                                                           40,500         1,325,680
West Japan Railway Co.                                                                          368         1,674,358
Yamato Holdings Co. Ltd.                                                                     57,000           743,240
YASKAWA Electric Corp.                                                                       22,000            88,524
                                                                                                       --------------
                                                                                                           35,402,374
                                                                                                       --------------
LUXEMBOURG -- 0.3%
ArcelorMittal(a)                                                                             24,696           595,253
                                                                                                       --------------
MALAYSIA -- 0.7%
AMMB Holdings Berhad                                                                        193,087           138,488
British American Tobacco Malaysia Berhad                                                     12,400           159,727
Bumiputra-Commerce Holdings Berhad                                                          163,299           278,104
Carlsberg Brewery Malaysia Berhad                                                            25,000            26,073
Malaysian Airline System Berhad                                                              64,600            57,309
Multi-Purpose Holdings Berhad                                                               113,000            35,412
Resorts World Berhad                                                                        494,700           324,516
Sime Darby Berhad                                                                           107,552           162,705
                                                                                                       --------------
                                                                                                            1,182,334
                                                                                                       --------------
MEXICO -- 0.2%
America Movil SA de CV, Series L - ADR                                                        1,800            55,782
Grupo Televisa SA - SPADR                                                                    23,500           351,090
Telefonos de Mexico SAB de CV, Series L - SPADR                                               1,300            27,222
Telmex Internacional SAB de CV, Series L - ADR                                                1,600            18,176
                                                                                                       --------------
                                                                                                              452,270
                                                                                                       --------------
NETHERLANDS -- 3.4%
Heineken NV                                                                                  14,156           434,923
ING Groep NV - CVA                                                                           52,256           546,242
Koninklijke (Royal) KPN NV                                                                   40,224           583,282
Koninklijke (Royal) Philips Electronics NV                                                   14,508           282,166
Koninklijke Boskalis Westminster NV - CVA                                                    15,170           352,372
Reed Elsevier NV                                                                             77,114           908,564
Royal Dutch Shell plc, Class A                                                               82,429         2,148,382
Royal Dutch Shell plc, Class B                                                               20,696           520,867
Wolters Kluwer NV                                                                            15,580           294,242
                                                                                                       --------------
                                                                                                            6,071,040
                                                                                                       --------------
NEW ZEALAND -- 0.3%
PGG Wrightson Ltd.                                                                          142,265           107,518
Telecom Corp. of New Zealand Ltd.                                                           311,638           415,929
                                                                                                       --------------
                                                                                                              523,447
                                                                                                       --------------
NORWAY -- 0.2%
DNB NOR ASA                                                                                  33,820           135,098
StatoilHydro ASA                                                                             15,220           250,677
                                                                                                       --------------
                                                                                                              385,775
                                                                                                       --------------
PHILIPPINES (THE) -- 0.9%
ABS-CBN Holdings Corp.                                                                      440,700           116,906
Ayala Corp.                                                                                 118,899           539,683
Banco de Oro Unibank, Inc.                                                                   68,000            35,186
Benpres Holdings Corp.(a)                                                                 1,219,000            25,553
DMCI Holdings, Inc.                                                                         394,000            22,678
Globe Telecom, Inc.                                                                          24,180           392,850
Jollibee Foods Corp.                                                                        144,300           128,163
Philippine Long Distance Telephone Co. - SPADR                                                8,400           394,380
                                                                                                       --------------
                                                                                                            1,655,399
                                                                                                       --------------
POLAND -- 0.2%
Bank Pekao SA                                                                                10,107           432,501
                                                                                                       --------------
RUSSIA -- 0.2%
LUKOIL - SPADR                                                                               14,000           448,700
                                                                                                       --------------
SINGAPORE -- 2.5%
Great Eastern Holdings Ltd.(b)                                                               43,000           270,914
GuocoLeisure Ltd.                                                                           260,000            52,703
Jardine Matheson Holdings Ltd.                                                               67,120         1,244,511
Jardine Strategic Holdings Ltd.                                                              72,312           754,963
Mandarin Oriental International Ltd.                                                         50,881            50,007
Oversea-Chinese Banking Corp.                                                               142,000           494,746
Singapore Telecommunications Ltd.                                                           679,000         1,208,973
STATS ChipPAC Ltd.(a)(b)                                                                    431,000           140,900
United Industrial Corp. Ltd.                                                                 28,000            20,468
United Overseas Bank Ltd.                                                                    39,000           352,055
Yellow Pages Singapore Ltd.                                                                  74,000            10,299
                                                                                                       --------------
                                                                                                            4,600,539
                                                                                                       --------------
SOUTH AFRICA -- 1.1%
Anglo Platinum Ltd.                                                                           1,712            96,840
AngloGold Ashanti Ltd.                                                                        1,950            54,152
City Lodge Hotels Ltd.                                                                        6,188            48,257
Discovery Holdings Ltd.                                                                       9,307            26,172
FirstRand Ltd.                                                                              104,391           183,105
Gold Fields Ltd.                                                                              6,696            67,114
Hosken Consolidated Investments Ltd.                                                         14,611            63,469
JD Group Ltd.                                                                                 8,021            31,959
Nedbank Group Ltd.                                                                           20,212           210,598
New Clicks Holdings Ltd.                                                                     35,961            66,333
Pretoria Portland Cement Co. Ltd.                                                           125,885           429,368
RMB Holdings Ltd.                                                                           107,879           302,273
Sun International Ltd.                                                                       31,547           320,652
                                                                                                       --------------
                                                                                                            1,900,292
                                                                                                       --------------
SOUTH KOREA -- 0.1%
KB Financial Group, Inc.(a)                                                                   1,200            32,890
Korea Electric Power Corp.(a)                                                                   950            22,205
POSCO                                                                                           200            59,079
Samsung Electronics Co. Ltd.                                                                    170            61,730
SK Telecom Co. Ltd.                                                                             608           100,365
                                                                                                       --------------
                                                                                                              276,269
                                                                                                       --------------
SPAIN -- 3.9%
Acciona SA                                                                                    4,438           561,339
Acerinox SA                                                                                  39,434           633,017
Banco Santander SA                                                                          151,810         1,465,137
Iberdrola SA                                                                                147,258         1,367,319
Prosegur, Compania de Seguridad SA                                                            5,569           184,543
Telefonica SA                                                                               117,188         2,626,824
Viscofan SA                                                                                   8,465           166,297
                                                                                                       --------------
                                                                                                            7,004,476
                                                                                                       --------------
SWEDEN -- 0.9%
Assa Abloy AB, Class B                                                                       29,509           334,823
Hoganas AB, Class B                                                                           8,300            73,922
Modern Times Group AB, Class B                                                                1,960            42,576
Svenska Cellulosa AB (SCA), Class B                                                          30,096           257,366
Svenska Handelsbanken AB, Class A                                                            25,358           412,749
Telefonaktiebolaget LM Ericsson, Class B                                                     50,936           390,654
TeliaSonera AB                                                                               13,000            64,705
                                                                                                       --------------
                                                                                                            1,576,795
                                                                                                       --------------
SWITZERLAND -- 2.8%
Adecco SA                                                                                     9,251           313,997
Compagnie Financiere Richemont SA                                                            12,837           249,225
Geberit AG                                                                                    3,524           379,645
Logitech International SA(a)                                                                 17,444           272,328
Novartis AG                                                                                  54,961         2,753,793
PubliGroupe SA                                                                                  562            33,580
Roche Holding AG                                                                              4,046           622,816
Sonova Holding AG Registered                                                                  1,282            77,342
UBS AG Registered(a)                                                                         20,588           298,604
                                                                                                       --------------
                                                                                                            5,001,330
                                                                                                       --------------
TAIWAN -- 0.6%
Chunghwa Telecom Co. Ltd. - ADR                                                              23,857           372,169
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 150,771           206,365
Taiwan Semiconductor Manufacturing Co. Ltd. - SPADR                                          65,215           515,199
                                                                                                       --------------
                                                                                                            1,093,733
                                                                                                       --------------
THAILAND -- 0.6%
Advanced Info Service PCL                                                                   163,000           367,898
GMM Grammy PCL                                                                              122,700            33,338
Kasikornbank PCL                                                                             96,900           125,374
Land and Houses PCL                                                                         420,500            46,427
Matichon PCL(b)                                                                             218,400            44,584
MBK PCL                                                                                      42,600            60,630
Post Publishing PCL(b)                                                                      193,900            32,893
Siam Cement PCL                                                                              42,100           131,941
Siam Cement PCL - NVDR                                                                       54,100           160,215
Thanachart Capital PCL                                                                      162,800            33,000
                                                                                                       --------------
                                                                                                            1,036,300
                                                                                                       --------------
TURKEY -- 0.2%
Turkcell Iletisim Hizmetleri A/S - ADR                                                       27,700           403,867
                                                                                                       --------------
UNITED KINGDOM -- 11.9%
AMEC plc                                                                                     10,087            71,996
Anglo American plc - ADR                                                                     16,990           197,424
Anglo American plc - LSE Shares                                                               1,653            38,221
Arriva plc                                                                                   53,279           463,166
Aviva plc                                                                                    78,193           442,608
BAE Systems plc                                                                             111,294           606,580
Barclays plc                                                                                104,027           234,521
BG Group plc                                                                                 73,770         1,024,205
BHP Billiton plc                                                                             29,178           549,622
BP plc                                                                                      347,195         2,660,308
Bradford & Bingley plc                                                                       97,457                --
British American Tobacco plc                                                                  8,134           211,349
Bunzl plc                                                                                    17,843           152,299
Cable & Wireless plc                                                                        266,856           603,640
Capita Group plc                                                                             71,987           767,022
Carnival plc                                                                                 10,832           236,002
Compass Group plc                                                                           205,696         1,020,749
Daily Mail & General Trust NV, Class A                                                        7,575            29,560
Devro plc                                                                                    50,869            58,267
Diageo plc                                                                                   40,336           561,095
Enterprise Inns plc                                                                          45,603            36,736
GKN plc                                                                                     126,654           179,326
GlaxoSmithKline plc                                                                         135,159         2,509,146
Hays plc                                                                                    117,192           118,146
HBOS plc                                                                                    272,612           276,670
HBOS plc (SUB shares)(b)                                                                    377,267                --
HMV Group plc                                                                                28,135            43,917
Homeserve plc                                                                                 3,841            54,368
ICAP plc                                                                                     63,246           263,758
Informa plc                                                                                  67,346           238,948
International Personal Finance                                                               53,279           106,968
Intertek Group plc                                                                           37,051           419,685
Invensys plc(a)                                                                             104,733           263,863
ITV plc                                                                                     305,321           175,057
Ladbrokes plc                                                                                53,893           144,133
Lloyds TSB Group plc                                                                        286,178           523,797
Northgate plc                                                                                 5,980             6,642
Provident Financial plc                                                                      20,677           257,112
Reckitt Benckiser Group plc                                                                  17,451           650,127
Reed Elsevier plc                                                                            49,133           358,122
Rexam plc                                                                                    49,356           252,083
Rio Tinto plc                                                                                 9,067           196,453
Rolls-Royce Group plc(a)                                                                     12,941            63,397
Rolls-Royce Group plc, Class C                                                              740,225             1,064
Royal Bank of Scotland Group plc                                                             88,665            64,097
RSA Insurance Group plc                                                                      37,269            74,495
Sage Group plc                                                                              161,722           397,684
Smiths Group plc                                                                             13,804           177,729
Sportingbet plc(a)                                                                           84,946            40,712
Stagecoach Group plc                                                                         97,949           198,702
Tesco plc                                                                                    94,776           493,775
Thomas Cook Group plc                                                                       114,889           294,187
Tui Travel plc                                                                              124,561           421,072
Unilever plc                                                                                 76,485         1,738,160
Vodafone Group plc                                                                          205,107           412,904
WPP plc                                                                                      29,982           174,772
                                                                                                       --------------
                                                                                                           21,556,441
                                                                                                       --------------
UNITED STATES -- 0.0%
NII Holdings, Inc., Class B(a)                                                                4,323            78,592
                                                                                                       --------------
Total Common Stocks
  (Cost $166,641,184)                                                                                     132,430,348
                                                                                                       --------------

COMMINGLED INVESTMENT VEHICLES -- 20.2%

EXCHANGE-TRADED FUNDS -- 2.6%
iShares MSCI EAFE Index Fund                                                                 87,500         3,926,125
iShares MSCI Emerging Markets Index Fund                                                     27,000           674,190
                                                                                                       --------------
                                                                                                            4,600,315
                                                                                                       --------------

PRIVATE INVESTMENT FUNDS (E) -- 17.6%
Convexity Capital Offshore, LP (a)(b)(c)(d)                                                                 9,360,460
Lansdowne UK Equity Fund Ltd.(a)(b)(c)(d)                                                    54,343        16,802,052
Lone Dragon Pine, LP(a)(b)(c)(d)                                                                            2,455,330
Tosca(a)(b)(c)(d)                                                                            65,654         3,154,080
                                                                                                       --------------
                                                                                                           31,771,922
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $33,273,139)                                                                                       36,372,237
                                                                                                       --------------

PREFERRED STOCKS -- 0.4%
Cia Vale do Rio Doce, 1.46% (Brazil)                                                         42,940           451,122
Hyundai Motor Co. Ltd., 3.98% (South Korea)                                                  21,670           240,022
Malaysian Airline System Berhad, 30.0% (Malaysia)                                            20,000             4,220
                                                                                                       --------------
Total Preferred Stocks
(Cost $1,461,460)                                                                                             695,364
                                                                                                       --------------

RIGHTS -- 0.0%
Fortis, Expiring 07/04/14 (Belgium)(a)(b)                                                     2,860                --
Fortis Bank NV/SA, Expiring 01/20/09 (Netherlands)(a)(b)                                     84,190                --
Lloyds TSB Group plc, Expiring 01/09/09 (United Kingdom)(a)(b)                              124,401                --
                                                                                                       --------------
Total Rights
  (Cost $0)                                                                                                        --
                                                                                                       --------------

WARRANTS -- 0.1%
Bank Pan Indonesia Tbk Warrants Expiring 07/10/09 (Indonesia)(a)                          1,023,867            18,786
Groupe Eurotunnel SA Registered Warrants Expiring 12/30/11 (France)(a)                    1,478,321           168,505
Matahari Putra Prima Tbk Warrants Expiring 07/12/10 (Indonesia)(a)                          370,825               510
Multi-Purpose Holdings Berhad Warrants Expiring 02/26/09 (Malaysia)(a)                       20,400               590
                                                                                                       --------------
Total Warrants
  (Cost $533,172)                                                                                             188,391
                                                                                                       --------------

                                                                 INTEREST   MATURITY     PRINCIPAL
                                                                   RATE       DATE         AMOUNT           VALUE
SHORT-TERM INVESTMENTS -- 6.2%

REPURCHASE AGREEMENTS -- 4.0%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/08
  (proceeds at maturity $7,169,183) (collateralized by US Treasury Bills, due 05/14/09 through 05/21/09 with a principal value of $7,325,000 and a market value of $7,323,937)
  (Cost $7,169,179)                                               0.010%    01/02/09     $7,169,179    $    7,169,179
                                                                                                       --------------

US TREASURY SECURITIES -- 2.2%
US Treasury Bill(f)                                                         04/29/09      2,000,000         1,999,558
US Treasury Bill(f)(g)                                                      05/07/09      2,000,000         1,999,590
                                                                                                       --------------
Total US Treasury Securities
  (Cost $3,988,406)                                                                                         3,999,148
                                                                                                       --------------
Total Short-Term Investments
  (Cost $11,157,585)                                                                                       11,168,327
                                                                                                       --------------
Total Investments -- 100.3%
  (Cost $213,066,540)                                                                                     180,854,667

Liabilities in Excess of Other Assets -- (0.3%)                                                              (506,819)
                                                                                                       --------------
Net Assets -- 100.0%                                                                                   $  180,347,848
                                                                                                       ==============

       ADR  American Depositary Reciept
       CVA  Certificaaten van aandelen (share certificates)
      EAFE  Europe, Australasia, and Far East
       GDR  Global Depositary Reciept
       LSE  London Stock Exchange
      MSCI  Morgan Stanley Capital International
      NVDR  Non-Voting Depositary Receipt
     SPADR  Sponsored ADR
       SUB  Subscription
      VVPR  Verminderde Voorheffing Precompte Reduit (France dividend coupon)
      XLON  London International Exchange
         *  Approximately 17% of the fund's total investments are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities"
            holdings to maintain proper coverage for the transactions.
       (a)  Non income-producing security.
       (b)  Illiquid security.
       (c)  Restricted Securities. The following restricted securities were held by the fund as of December 31, 2008, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the
            Securities Act of 1933 that may also be deemed restricted.

            INVESTMENT                                                 DATE OF ACQUISITION         COST           VALUE
            Bell Aliant Regional Communications Income Fund                 07/11/06               $16,840         $10,787
            Convexity Capital Offshore, LP                                  02/16/06            11,000,000       9,360,460
            Jazz Air Income Fund                                        03/12/07-05/22/07           23,682           8,414
            Lansdowne UK Equity Fund Ltd.                                   05/31/03             8,000,000      16,802,052
            Lone Dragon Pine, LP                                            03/31/08             5,000,000       2,455,330
            Tosca                                                           07/01/04             4,700,000       3,154,080
                                                                                                              ------------
            Total                                                                                              $31,791,123
                                                                                                              ============

       (d)  Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $33,435,542, which represents 18.54% of the fund's net assets.
       (e)  Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2008. These positions are therefore grouped into their own industry classification.
       (f)  Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
       (g)  Security or a portion thereof is pledged as initial margin for financial futures contracts.

                  SUMMARY SCHEDULE OF INVESTMENTS
                  ------------------------------------------------------------------------------
                  Common Stocks                                                            73.4%
                  Private Investment Funds                                                 17.6%
                  Short-Term Investments                                                    6.2%
                  Exchange-Traded Funds                                                     2.6%
                  Preferred Stocks                                                          0.4%
                  Warrants                                                                  0.1%
                  Rights                                                                    0.0%
                  ------------------------------------------------------------------------------
                  Total Investments                                                       100.3%
                  ------------------------------------------------------------------------------
                  Liabilities in Excess of Other Assets                                    (0.3%)
                  ------------------------------------------------------------------------------
                  Net Assets                                                              100.0%
                  ------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS

                                                                               INITIAL        NOTIONAL
                                                                              NOTIONAL        VALUE AT       UNREALIZED
  NUMBER OF                                                                    VALUE/       DECEMBER 31,    APPRECIATION/
  CONTRACTS    TYPE                                                          (PROCEEDS)         2008       (DEPRECIATION)
               Long Financial Futures Contracts
      14       March 2009 Australian Dollar                                  $  923,215     $  979,580        $ 56,365
      79       March 2009 CAC40 Index                                         3,535,795      3,545,890          10,095
      98       March 2009 Canadian Dollar                                     7,867,894      8,059,520         191,626
       5       March 2009 DAX Index                                             828,828        840,024          11,196
      21       March 2009 Euro FX GLBX                                        3,441,232      3,654,262         213,030
       7       March 2009 FTSE 100 Index                                        433,069        441,821           8,752
      26       March 2009 Swiss Franc                                         2,732,038      3,043,300         311,262
      12       March 2009 Topix Index                                         1,080,728      1,141,092          60,364
      16       March 2009 TSE 60 Index                                        1,356,146      1,399,498          43,352
                                                                                                              --------
                                                                                                               906,042
                                                                                                              --------
               Short Financial Futures Contracts
      24       March 2009 British Pound                                      (2,225,776)    (2,183,550)         42,226
      13       March 2009 Japanese Yen                                       (1,773,609)    (1,792,213)        (18,604)
                                                                                                              --------
                                                                                                                23,622
                                                                                                              --------
                                                                                                              $929,644
                                                                                                              ========

TOTAL RETURN SWAP CONTRACTS

                                                                                                                  NET
                                                                                                                UNREALIZED
 EXPIRATION                                                                                      NOTIONAL      APPRECIATION/
    DATE         COUNTERPARTY                     PAY                      RECEIVE                AMOUNT      (DEPRECIATION)
Long Total Return Swap Contracts
    06/26/2009      Goldman Sachs(d)         3 Month LIBOR              MSCI Daily TR Net
                    International       plus a specified spread          Emerging Markets       $ 2,521,619     $  101,512

    06/30/2009      Barclays Bank, PLC       1 Month LIBOR            iShares MSCI Emerging
                                        plus a specified spread           Markets Index           4,619,923        176,914

    07/16/2009      Goldman Sachs(d)         3 Month LIBOR             MSCI AC World Index
                    International       plus a specified spread              ex USA              11,308,999      1,542,907
                                                                                                                ----------
                                                                                                                $1,821,333
                                                                                                                ==========

See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
TIFF US EQUITY FUND / SCHEDULE OF INVESTMENTS*                                                       DECEMBER 31, 2008

                                                                                           NUMBER
                                                                                          OF SHARES         VALUE
INVESTMENTS -- 99.9% OF NET ASSETS

COMMON STOCKS -- 63.5%

AEROSPACE DEFENSE -- 2.1%
AAR Corp.(a)                                                                                 69,815    $    1,285,294
General Dynamics Corp.                                                                        2,300           132,457
L-3 Communications Holdings, Inc.                                                             4,200           309,876
Lockheed Martin Corp.                                                                         2,800           235,424
Northrop Grumman Corp.                                                                        7,900           355,816
Raytheon Co.                                                                                  8,000           408,320
                                                                                                       --------------
                                                                                                            2,727,187
                                                                                                       --------------
AUTO COMPONENTS -- 0.1%
Johnson Controls, Inc.                                                                        8,300           150,728
                                                                                                       --------------
BEVERAGES -- 1.1%
Constellation Brands, Inc., Class A(a)                                                       74,800         1,179,596
PepsiCo, Inc.                                                                                 3,300           180,741
                                                                                                       --------------
                                                                                                            1,360,337
                                                                                                       --------------
BIOTECHNOLOGY -- 0.8%
Amgen, Inc.(a)                                                                               10,300           594,825
Biogen Idec, Inc.(a)                                                                          5,500           261,965
Celgene Corp.(a)                                                                              2,400           132,672
                                                                                                       --------------
                                                                                                              989,462
                                                                                                       --------------
BUILDING PRODUCTS -- 0.8%
Armstrong World Industries, Inc.                                                             46,500         1,005,330
                                                                                                       --------------
CAPITAL MARKETS -- 1.3%
Ameriprise Financial, Inc.                                                                   12,700           296,672
Charles Schwab Corp. (The)                                                                   10,000           161,700
Franklin Resources, Inc.                                                                      5,500           350,790
Goldman Sachs Group, Inc.                                                                     3,500           295,365
T. Rowe Price Group, Inc.                                                                     8,300           294,152
TD Ameritrade Holding Corp.(a)                                                               17,000           242,250
                                                                                                       --------------
                                                                                                            1,640,929
                                                                                                       --------------
CHEMICALS -- 1.5%
Dow Chemical Co. (The)                                                                       12,100           182,589
Nalco Holding Co.                                                                           124,468         1,436,361
Valspar Corp.                                                                                14,000           253,260
                                                                                                       --------------
                                                                                                            1,872,210
                                                                                                       --------------
COMMERCIAL BANKS -- 1.7%
North Valley Bancorp                                                                         69,300           259,182
Prosperity Bancshares, Inc.                                                                  46,187         1,366,673
Regions Financial Corp.                                                                      29,400           234,024
South Financial Group, Inc. (The)                                                            64,000           276,480
                                                                                                       --------------
                                                                                                            2,136,359
                                                                                                       --------------
COMMUNICATIONS EQUIPMENT -- 0.3%
Cisco Systems, Inc.(a)                                                                       24,700           402,610
                                                                                                       --------------
COMPUTERS & PERIPHERALS -- 1.8%
Dell, Inc.(a)                                                                                29,700           304,128
Hewlett-Packard Co.                                                                          16,300           591,527
International Business Machines Corp. (IBM)                                                   3,200           269,312
QLogic Corp.(a)                                                                              80,000         1,075,200
Seagate Technology                                                                           21,600            95,688
                                                                                                       --------------
                                                                                                            2,335,855
                                                                                                       --------------
CONSUMER FINANCE -- 0.1%
Capital One Financial Corp.                                                                   3,800           121,182
                                                                                                       --------------
DIVERSIFIED CONSUMER SERVICES -- 3.8%
Apollo Group, Inc., Class A(a)                                                                4,000           306,480
DeVry, Inc.                                                                                  43,200         2,480,112
ITT Educational Services, Inc.(a)                                                            22,100         2,099,058
                                                                                                       --------------
                                                                                                            4,885,650
                                                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
Moody's Corp.                                                                                12,400           249,116
                                                                                                       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
AT&T, Inc.                                                                                   22,392           638,172
General Communications, Inc., Class A(a)                                                     94,100           761,269
Verizon Communications, Inc.                                                                 10,100           342,390
                                                                                                       --------------
                                                                                                            1,741,831
                                                                                                       --------------
ELECTRIC UTILITIES -- 2.0%
Edison International                                                                         11,900           382,228
FirstEnergy Corp.                                                                             6,100           296,338
NV Energy, Inc.                                                                             188,000         1,859,320
                                                                                                       --------------
                                                                                                            2,537,886
                                                                                                       --------------
ELECTRICAL EQUIPMENT -- 0.1%
Cooper Industries, Ltd., Class A                                                              4,800           140,304
                                                                                                       --------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.4%
Checkpoint Systems, Inc.(a)                                                                 179,200         1,763,328
Rogers Corp.(a)                                                                              45,000         1,249,650
                                                                                                       --------------
                                                                                                            3,012,978
                                                                                                       --------------
ENERGY EQUIPMENT & SERVICES -- 1.0%
Cal Dive International, Inc.(a)                                                             204,700         1,332,597
                                                                                                       --------------
FOOD & STAPLES RETAILING -- 1.1%
CVS Caremark Corp.                                                                           10,600           304,644
Geerlings & Wade, Inc.(a)                                                                    66,300            10,608
Kroger Co. (The)                                                                             14,100           372,381
Safeway, Inc.                                                                                16,700           396,959
Sysco Corp.                                                                                  16,100           369,334
                                                                                                       --------------
                                                                                                            1,453,926
                                                                                                       --------------
FOOD PRODUCTS -- 0.3%
ConAgra Foods, Inc.                                                                           8,100           133,650
Kellogg Co.                                                                                   6,200           271,870
                                                                                                       --------------
                                                                                                              405,520
                                                                                                       --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
Accuray, Inc.(a)                                                                            124,994           644,969
Cooper Companies, Inc. (The)                                                                 77,198         1,266,047
PharmChem, Inc.(a)(b)                                                                       269,200                81
                                                                                                       --------------
                                                                                                            1,911,097
                                                                                                       --------------
HEALTH CARE PROVIDERS & SERVICES -- 5.0%
Aetna, Inc.                                                                                   4,700           133,950
AmerisourceBergen Corp.                                                                       9,500           338,770
Cardinal Health, Inc.                                                                        10,200           351,594
LifePoint Hospitals, Inc.(a)                                                                 27,747           633,741
Lincare Holdings, Inc.(a)                                                                    20,000           538,600
McKesson Corp.                                                                                9,400           364,062
Odyssey HealthCare, Inc.(a)                                                                  90,100           833,425
Owens & Minor, Inc.                                                                          20,800           783,120
UnitedHealth Group, Inc.                                                                     19,000           505,400
Universal Health Services, Inc., Class B                                                     36,950         1,388,212
WellPoint, Inc.(a)                                                                           11,600           488,708
                                                                                                       --------------
                                                                                                            6,359,582
                                                                                                       --------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
California Pizza Kitchen, Inc.(a)                                                            50,000           536,000
McDonald's Corp.                                                                             10,100           628,119
Ruby Tuesday, Inc.(a)                                                                        58,500            91,260
                                                                                                       --------------
                                                                                                            1,255,379
                                                                                                       --------------
HOUSEHOLD PRODUCTS -- 0.9%
Colgate-Palmolive Co.                                                                         2,100           143,934
Kimberly-Clark Corp.                                                                          2,300           121,302
Procter & Gamble Co.                                                                         14,600           902,572
                                                                                                       --------------
                                                                                                            1,167,808
                                                                                                       --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
NRG Energy, Inc.(a)                                                                           5,600           130,648
                                                                                                       --------------
INSURANCE -- 5.3%
Allstate Corp. (The)                                                                         12,200           399,672
Arthur J. Gallagher & Co.                                                                    50,000         1,295,500
Brown & Brown, Inc.                                                                          60,000         1,254,000
Chubb Corp.                                                                                   7,700           392,700
Lincoln National Corp.                                                                       10,100           190,284
Progressive Corp. (The)                                                                      15,000           222,150
Travelers Companies, Inc. (The)                                                               9,900           447,480
Unum Group                                                                                    8,300           154,380
Willis Group Holdings Ltd.                                                                   94,510         2,351,409
                                                                                                       --------------
                                                                                                            6,707,575
                                                                                                       --------------
INTERNET SOFTWARE & SERVICES -- 0.2%
eBay, Inc.(a)                                                                                11,300           157,748
Google, Inc., Class A(a)                                                                        400           123,060
                                                                                                       --------------
                                                                                                              280,808
                                                                                                       --------------
IT SERVICES -- 0.2%
Automatic Data Processing, Inc.                                                               5,300           208,502
                                                                                                       --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
Thermo Fisher Scientific, Inc.(a)                                                            23,400           797,238
                                                                                                       --------------
MACHINERY -- 1.4%
Caterpillar, Inc.                                                                             6,300           281,421
Cummins, Inc.                                                                                10,300           275,319
Dover Corp.                                                                                   9,200           302,864
John Bean Technologies Corp.                                                                 76,300           623,371
Parker-Hannifin Corp.                                                                         6,800           289,272
                                                                                                       --------------
                                                                                                            1,772,247
                                                                                                       --------------
MEDIA -- 1.7%
Comcast Corp., Class A                                                                       12,400           209,312
DIRECTV Group, Inc. (The)(a)                                                                 17,300           396,343
Live Nation, Inc.(a)                                                                        198,669         1,140,360
Time Warner, Inc.                                                                            43,400           436,604
                                                                                                       --------------
                                                                                                            2,182,619
                                                                                                       --------------
METALS & MINING -- 1.1%
Alcoa, Inc.                                                                                  13,400           150,884
Freeport-McMoRan Copper & Gold, Inc.                                                          5,700           139,308
Haynes International, Inc.(a)                                                                28,000           689,360
Nucor Corp.                                                                                   2,900           133,980
Pacific Rim Mining Corp. (Canada)(a)(c)(d)                                                   35,000             4,900
Southern Copper Corp.                                                                         8,600           138,116
United States Steel Corp.                                                                     3,900           145,080
                                                                                                       --------------
                                                                                                            1,401,628
                                                                                                       --------------
MULTI-UTILITIES -- 0.4%
DTE Energy Co.                                                                                8,900           317,463
Public Service Enterprise Group, Inc.                                                         5,800           169,186
                                                                                                       --------------
                                                                                                              486,649
                                                                                                       --------------
MULTILINE RETAIL -- 1.6%
Big Lots, Inc.(a)                                                                           110,125         1,595,711
Saks, Inc.(a)                                                                               100,000           438,000
                                                                                                       --------------
                                                                                                            2,033,711
                                                                                                       --------------
OFFICE ELECTRONICS -- 1.3%
Zebra Technologies Corp., Class A(a)                                                         80,600         1,632,956
                                                                                                       --------------
OIL, GAS & CONSUMABLE FUELS -- 5.1%
Chevron Corp.                                                                                13,500           998,595
ConocoPhillips                                                                               12,800           663,040
Encore Acquisition Co.(a)                                                                    55,500         1,416,360
Exxon Mobil Corp.                                                                            21,200         1,692,396
Murphy Oil Corp.                                                                              6,800           301,580
Occidental Petroleum Corp.                                                                    4,900           293,951
Petro-Canada (Canada)                                                                         8,500           186,065
Stone Energy Corp.(a)                                                                        53,700           591,774
Valero Energy Corp.                                                                          17,400           376,536
                                                                                                       --------------
                                                                                                            6,520,297
                                                                                                       --------------
PERSONAL PRODUCTS -- 0.1%
Avon Products, Inc.                                                                           4,100            98,523
                                                                                                       --------------
PHARMACEUTICALS -- 2.2%
Forest Laboratories, Inc.(a)                                                                 15,200           387,144
Johnson & Johnson                                                                            12,000           717,960
Pfizer, Inc.                                                                                 50,100           887,271
Salix Pharmaceuticals Ltd.(a)                                                                84,200           743,486
                                                                                                       --------------
                                                                                                            2,735,861
                                                                                                       --------------
ROAD & RAIL -- 1.6%
Avis Budget Group, Inc.(a)                                                                  320,500           224,350
CSX Corp.                                                                                     8,500           275,995
Kansas City Southern(a)                                                                      48,000           914,400
Norfolk Southern Corp.                                                                        6,200           291,710
Union Pacific Corp.                                                                           6,200           296,360
                                                                                                       --------------
                                                                                                            2,002,815
                                                                                                       --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
Cabot Microelectronics Corp.(a)                                                              54,557         1,422,301
Intel Corp.                                                                                  13,600           199,376
Texas Instruments, Inc.                                                                      26,200           406,624
                                                                                                       --------------
                                                                                                            2,028,301
                                                                                                       --------------
SOFTWARE -- 1.4%
Adobe Systems, Inc.(a)                                                                       15,200           323,608
Microsoft Corp.                                                                              47,900           931,176
NexPrise, Inc.(a)(b)                                                                         28,553            12,563
Oracle Corp.(a)                                                                              13,100           232,263
Preview Systems, Inc.(a)(b)                                                                  66,800               334
Symantec Corp.(a)                                                                            23,900           323,128
                                                                                                       --------------
                                                                                                            1,823,072
                                                                                                       --------------
SPECIALTY RETAIL -- 3.4%
Gap, Inc. (The)                                                                              20,800           278,512
Home Depot, Inc. (The)                                                                       18,400           423,568
PetSmart, Inc.                                                                               99,200         1,830,240
Sally Beauty Holdings, Inc.(a)                                                              225,641         1,283,897
Sherwin-Williams Co. (The)                                                                    4,300           256,925
TJX Companies, Inc. (The)                                                                    12,800           263,296
                                                                                                       --------------
                                                                                                            4,336,438
                                                                                                       --------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
Coach, Inc.(a)                                                                               17,600           365,552
Hanesbrands, Inc.(a)                                                                        105,122         1,340,306
                                                                                                       --------------
                                                                                                            1,705,858
                                                                                                       --------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Hudson City Bancorp, Inc.                                                                    19,400           309,624
                                                                                                       --------------
TOBACCO -- 0.2%
Reynolds American, Inc.                                                                       7,700           310,387
                                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
Rogers Communications, Inc., Class B (Canada)                                                 6,300           189,504
                                                                                                       --------------
Total Common Stocks
  (Cost $104,223,474)                                                                                      80,891,124
                                                                                                       --------------

COMMINGLED INVESTMENT VEHICLES (e) -- 28.0%

LONG/SHORT EQUITY FUNDS -- 28.0%
Adage Capital Partners, LP(a)(b)(c)(d)                                                                     19,127,876
Freeman Fair Value Fund I, LP(a)(c)(d)                                                                     16,445,399
                                                                                                       --------------
                                                                                                           35,573,275
                                                                                                       --------------
OTHER -- 0.0%
Gotham Partners, LP(a)(b)(c)(d)                                                                                82,265
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $36,586,811)                                                                                       35,655,540
                                                                                                       --------------

                                                                 INTEREST   MATURITY     PRINCIPAL
                                                                   RATE       DATE         AMOUNT           VALUE
SHORT-TERM INVESTMENTS -- 8.4%

REPURCHASE AGREEMENT -- 2.9%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/08
  (proceeds at maturity $3,666,851) (collateralized by US Treasury Bills, due 05/14/09 through 05/21/09 with a principal value of $3,750,000 and a market value of $3,749,543)
  (Cost $3,666,849)                                               0.010%    01/02/09     $3,666,849    $    3,666,849
                                                                                                       --------------

US TREASURY SECURITIES -- 5.5%
US Treasury Bill(f)(g)                                                      05/07/09      3,000,000         2,999,385
US Treasury Bill(f)                                                         05/15/09      2,000,000         1,999,342
US Treasury Bill(f)(g)                                                      06/04/09      2,000,000         1,999,116
                                                                                                       --------------
Total US Treasury Securities
  (Cost $6,986,466)                                                                                         6,997,843
                                                                                                       --------------
Total Short-Term Investments
  (Cost $10,653,315)                                                                                       10,664,692
                                                                                                       --------------
Total Investments -- 99.9%
  (Cost $151,463,600)                                                                                     127,211,356
Other Assets in Excess of Liabilities -- 0.1%                                                                 159,309
                                                                                                       --------------
Net Assets -- 100.0%                                                                                   $  127,370,665
                                                                                                       ==============

         *  Approximately 39% of the fund's total investments are maintained to cover "senior securities transactions"
            which may include, but are not limited to, forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's "senior securities" holdings to maintain proper coverage for the transactions.
       (a)  Non income-producing security.
       (b)  Illiquid security.
       (c)  Restricted Securities. The following restricted securities were held by the fund as of December 31,
            2008, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities.
            The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Freeman Fair Value Fund I, LP, and Pacific Rim Mining Corp.
            (Canada). TIP's board of directors deemed Pacific Rim Mining Corp. (Canada) to be liquid. The valuation committee has determined the partnership interest in Freeman Fair Value Fund I, LP to be liquid based on the ability to redeem the private investment fund interest upon seven days notice and payment of a 0.25%
            redemption fee. The TIP board of directors duly ratified the liquidity determination and agreed to fair value the private investment fund at 99.75% of its stated market value to take into account this potential redemption fee. The below list does not include securities eligible for resale without registration under Rule 144A of the Securities Act of 1933. These securities may also be deemed to be restricted.

            INVESTMENT                                                 DATE OF ACQUISITION         COST           VALUE
            Adage Capital Partners, LP                                  01/01/02 - 06/30/03     $17,936,090    $19,127,876
            Freeman Fair Value Fund I, LP                               10/01/04 - 12/31/04      18,000,000     16,445,399
            Gotham Partners, LP                                               06/29/97              650,721         82,265
            Pacific Rim Mining Corp. (Canada)                                 06/01/04              100,800          4,900
                                                                                                               -----------
            Total                                                                                              $35,660,440
                                                                                                               ===========

       (d)  Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $35,660,440, which represents 28.00% of the fund's net assets.
       (e)  Portfolio holdings information of the Commingled Investment Vehicles is not available as of December 31, 2008.
            These positions are therefore grouped into their own industry classification.
       (f)  Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
       (g)  Security or a portion thereof is pledged as initial margin for financial futures contracts.

                  SUMMARY SCHEDULE OF INVESTMENTS
                  ------------------------------------------------------------------------------
                  Common Stocks                                                            63.5%
                  Long/Short Equity Funds                                                  28.0%
                  Short-Term Investments                                                    8.4%
                  ------------------------------------------------------------------------------
                  Total Investments                                                        99.9%
                  ------------------------------------------------------------------------------
                  Other Assets in Excess of Liabilities                                     0.1%
                  ------------------------------------------------------------------------------
                  Net Assets                                                              100.0%
                  ------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS

                                                                               INITIAL        NOTIONAL
                                                                              NOTIONAL        VALUE AT       UNREALIZED
  NUMBER OF                                                                    VALUE/       DECEMBER 31,    APPRECIATION/
  CONTRACTS    TYPE                                                          (PROCEEDS)         2008       (DEPRECIATION)
               Long Financial Futures Contracts
     160       March 2009 S&P 500 Index                                     $35,793,552     $36,004,000      $ 210,448
                                                                                                             ---------

               Short Financial Futures Contracts
      18       March 2009 Midcap 400 Index                                   (4,738,373)     (4,834,800)       (96,427)
     175       March 2009 Russell 2000 Index                                 (8,446,823)     (8,713,250)      (266,427)
                                                                                                             ---------
                                                                                                              (362,854)
                                                                                                             ---------
                                                                                                             $(152,406)
                                                                                                             =========
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
TIFF SHORT-TERM FUND / SCHEDULE OF INVESTMENTS                                                     DECEMBER 31, 2008

                                                                 INTEREST   MATURITY     PRINCIPAL
                                                                   RATE       DATE         AMOUNT           VALUE
INVESTMENTS -- 100.4% OF NET ASSETS

SHORT-TERM INVESTMENTS -- 100.4%

REPURCHASE AGREEMENT -- 1.3%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/08
  (proceeds at maturity $2,864,177) (collateralized by US Treasury Bills, due 05/14/09 with a principal value of $2,925,000 and a market value of
  $2,924,708)
  (Cost $2,864,175)                                               0.010%    01/02/09    $ 2,864,175    $ 2,864,175
                                                                                                       ------------
US TREASURY SECURITIES -- 99.1%
US Treasury Bill(a)                                                         04/30/09     86,000,000      85,991,572
US Treasury Bill(a)                                                         05/15/09      1,000,000         999,671
US Treasury Bill(a)                                                         05/28/09      8,000,000       7,997,472
US Treasury Bill(a)                                                         06/04/09     48,000,000      47,978,784
US Treasury Bill(a)                                                         06/18/09     75,000,000      74,944,650
                                                                                                       ------------
Total US Treasury Securities
  (Cost $217,587,094)                                                                                   217,912,149
                                                                                                       ------------
Total Short-Term Investments
  (Cost $220,451,269)                                                                                   220,776,324
                                                                                                       ------------
Total Investments -- 100.4%
  (Cost $220,451,269)                                                                                   220,776,324
Liabilities in Excess of Other Assets -- (0.4%)                                                            (956,477)
                                                                                                       ------------
Net Assets -- 100.0%                                                                                   $219,819,847
                                                                                                       ============

(a) Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

                  SUMMARY SCHEDULE OF INVESTMENTS
                  ------------------------------------------------------------------------------
                  Short-Term Investments                                                  100.4%
                  ------------------------------------------------------------------------------
                  Total Investments                                                       100.4%
                  ------------------------------------------------------------------------------
                  Liabilities in Excess of Other Assets                                    (0.4%)
                  ------------------------------------------------------------------------------
                  Net Assets                                                              100.0%
                  ------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                                                                            DECEMBER 31, 2008

                                                                      TIFF               TIFF            TIFF            TIFF
                                                                   MULTI-ASSET      INTERNATIONAL      US EQUITY      SHORT-TERM
                                                                      FUND           EQUITY FUND         FUND            FUND
ASSETS
Investments in securities, at value (cost: $2,324,822,013;
  $205,897,361; $147,796,751; $217,587,094)                       $2,040,739,860     $173,685,488     $123,544,507   $217,912,149
Investments in securities issued by indirect affiliates, at
  value (cost: $1,117,577; $ -; $ -; $ -)                                410,207                -                -              -
Repurchase agreements
  (cost: $128,861,706; $7,169,179; $3,666,849; $2,864,175)           128,861,706        7,169,179        3,666,849      2,864,175
Deposits with brokers for securities sold short                       15,352,333                -                -              -
Cash denominated in foreign currencies
  (cost: $148,585; $172,991; $ -; $ -)                                   148,182          171,897                -              -
Receivables for:
  Investment securities sold                                             862,840                -                -      1,999,790
  Interest                                                             2,942,563                2                1              -
  Dividends and tax reclaims                                           1,872,766          282,923          149,135              -
  Capital stock sold                                                           -        3,000,000                -        127,265
Swap contracts, at value                                               4,036,779        1,821,333                -              -
Due from broker for futures variation margin                           2,391,423           17,680          119,550              -
                                                                  ---------------------------------------------------------------
TOTAL ASSETS                                                       2,197,618,659      186,148,502      127,480,042    222,903,379
                                                                  ---------------------------------------------------------------
LIABILITIES
Reverse repurchase agreements (Note 7)                                59,485,000                -                -              -
Securities sold short, at value
  (proceeds: $11,924,367; $ -; $ -; $ -)                               9,342,527                -                -              -
Payable for:
  Capital stock repurchased                                                    -                -                -      3,000,000
  Investment securities purchased                                     48,560,740        4,573,139           29,119              -
  Cover of securities sold short                                          90,718                -                -              -
  Accrued expenses and other liabilities                                 488,957          160,933           80,258         72,282
  Money manager fees                                                      63,252           26,506                -              -
  Dividends on securities sold short                                     111,095                -                -              -
  Interest on reverse repurchase agreements                                4,095                -                -              -
  Distributions                                                                -        1,040,076                -         11,250
                                                                  ---------------------------------------------------------------
TOTAL LIABILITIES                                                    118,146,384        5,800,654          109,377      3,083,532
                                                                  ---------------------------------------------------------------

NET ASSETS                                                        $2,079,472,275     $180,347,848     $127,370,665   $219,819,847
                                                                  ===============================================================

SHARES OUTSTANDING
  (500,000,000 AUTHORIZED SHARES, PAR VALUE
  $0.001 FOR EACH FUND)                                              177,765,930       19,376,017       15,257,308     22,225,622
                                                                  ===============================================================

NET ASSET VALUE PER SHARE                                         $        11.70     $       9.31     $       8.35   $       9.89
                                                                  ===============================================================

COMPONENTS OF NET ASSETS:
  Capital stock                                                   $2,603,463,680     $227,668,001     $188,897,613   $220,521,603
  Undistributed (distribution in excess of) net investment
    income                                                           (56,486,730)     (12,099,230)      (3,600,195)         1,662
  Accumulated net realized loss on investments                      (206,048,233)      (6,018,321)     (33,522,155)    (1,028,473)
  Net unrealized appreciation (depreciation) on investments
      and foreign currencies                                        (261,456,442)     (29,202,602)     (24,404,598)       325,055
                                                                  ---------------------------------------------------------------
                                                                  $2,079,472,275     $180,347,848     $127,370,665   $219,819,847
                                                                  ===============================================================

---------------------------------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                                     FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                            TIFF           TIFF           TIFF           TIFF
                                                                        MULTI-ASSET    INTERNATIONAL    US EQUITY     SHORT-TERM
                                                                            FUND        EQUITY FUND       FUND           FUND
INVESTMENT INCOME
Interest                                                               $ 32,079,303     $   221,143      $  269,442    $3,440,867
Dividends (net of foreign withholding taxes
  of $1,331,132; $901,752; $1,668; $ -)                                  43,964,724       9,287,120       1,557,194             -
Dividends from investments issued by indirect affiliates
(net of foreign withholding taxes of $1,554; $ -; $ -; $ -)                   8,805               -               -             -
                                                                      -----------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  76,052,832       9,508,263       1,826,636     3,440,867
                                                                      -----------------------------------------------------------

OPERATING EXPENSES
Investment advisory fees                                                  3,679,173         452,957         270,504        53,139
Money manager fees                                                        3,083,539       1,182,637         577,557             -
Fund administration fees (Note 4)                                         2,359,494         504,985         199,245       148,194
Professional fees                                                           504,653         163,559         120,891        61,076
Consulting and tax services fees                                            220,320          41,198          34,662        29,830
Chief compliance officer fees                                               181,309          19,536          14,757        13,996
Insurance                                                                    71,286          10,560           6,989         3,937
Registration and filing fees                                                 33,125          22,858          20,756        27,381
Director fees                                                                44,336           5,048           3,285         3,581
Interest (Note 7)                                                           976,295               -               -             -
Dividends on securities sold short                                        1,184,184               -               -             -
Miscellaneous fees and other                                                163,896          27,182          13,102         9,460
                                                                      -----------------------------------------------------------
TOTAL OPERATING EXPENSES                                                 12,501,610       2,430,520       1,261,748       350,594
                                                                      -----------------------------------------------------------
NET INVESTMENT INCOME                                                    63,551,222       7,077,743         564,888     3,090,273
                                                                      -----------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
  Investments (net of foreign withholding taxes on capital gains of
    $ -; $23,556; $ -; $ -)                                               5,825,702      21,651,661      (9,858,465)    2,020,312
  Short sales                                                            17,503,755               -              -              -
  Swap agreements                                                        (1,221,278)    (17,194,006)              -             -
  Financial futures contracts                                          (186,158,292)    (10,417,032)    (13,349,655)            -
  Forward currency contracts and foreign currency-related
    transactions                                                           (579,585)      1,350,026             (99)            -
                                                                      -----------------------------------------------------------
NET REALIZED GAIN (LOSS)                                               (164,629,698)     (4,609,351)    (23,208,219)    2,020,312

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS AND FOREIGN CURRENCIES                                   (616,133,353)   (151,183,633)    (59,073,829)      137,916
                                                                      -----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES                                                   (780,763,051)   (155,792,984)    (82,282,048)    2,158,228
                                                                      -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(717,211,829)  $(148,715,241)   $(81,717,160)   $5,248,501
                                                                      ===========================================================

---------------------------------------------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   TIFF                    TIFF INTERNATIONAL
                                                                             MULTI-ASSET FUND                  EQUITY FUND
                                                                      ------------------------------   ---------------------------
                                                                           Year            Year            Year           Year
                                                                           Ended           Ended           Ended          Ended
                                                                        12/31/2008      12/31/2007      12/31/2008     12/31/2007
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                                 $   63,551,222  $   51,352,285   $  7,077,743   $  6,551,481
Net realized gain (loss) on investments and foreign currencies          (164,629,698)    108,125,212     (4,609,351)    28,868,549
Net change in unrealized appreciation (depreciation) on
  investments and foreign currencies                                    (616,133,353)     91,992,525   (151,183,633)    19,093,655
                                                                      ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (717,211,829)    251,470,022   (148,715,241)    54,513,685
                                                                      ------------------------------------------------------------

DISTRIBUTIONS
  From net investment income                                             (60,242,773)    (97,377,333)      (400,022)   (19,178,571)
  From net realized gains                                                 (8,553,225)   (129,492,056)   (16,523,737)   (31,373,711)
  Return of capital                                                      (49,722,294)              -              -              -
                                                                      ------------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS                     (118,518,292)   (226,869,389)   (16,923,759)   (50,552,282)
                                                                      ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                745,817,759     481,029,578     10,522,964     84,020,472
Proceeds from distributions reinvested                                    76,276,556     141,099,712     14,801,779     43,847,020
Entry/exit fees                                                            4,397,478       2,568,435        680,919        847,285
Cost of shares redeemed                                                 (129,930,140)    (30,240,232)   (80,186,676)   (28,315,991)
                                                                      ------------------------------------------------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  696,561,653     594,457,493    (54,181,014)   100,398,786
                                                                      ------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (139,168,468)    619,058,126   (219,820,014)   104,360,189

NET ASSETS
Beginning of year                                                      2,218,640,743   1,599,582,617    400,167,862    295,807,673
                                                                      ------------------------------------------------------------
End of year                                                           $2,079,472,275  $2,218,640,743   $180,347,848   $400,167,862
                                                                      ============================================================

  Including undistributed (distributions in excess of)
    net investment income                                             $  (56,486,730) $  (61,627,992)  $(12,099,230)  $(23,723,183)
                                                                      ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold                                                               48,615,387      28,410,002        973,195      4,474,627
Shares reinvested                                                          5,657,328       8,361,816      1,333,445      2,456,889
Shares redeemed                                                           (9,723,848)     (1,733,657)    (5,597,825)    (1,484,525)
                                                                      ------------------------------------------------------------
NET INCREASE (DECREASE)                                                   44,548,867      35,038,161     (3,291,185)     5,446,991
                                                                      ------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                 TIFF US                         TIFF
                                                                               EQUITY FUND                  SHORT-TERM FUND
                                                                       ---------------------------   -------------------------
                                                                           Year           Year           Year           Year
                                                                           Ended          Ended          Ended          Ended
                                                                        12/31/2008     12/31/2007     12/31/2008     12/31/2007
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                                  $    564,888   $  1,334,155    $  3,090,273    $  5,618,604
Net realized gain (loss) on investments and foreign currencies          (23,208,219)    21,875,490       2,020,312         374,543
Net change in unrealized appreciation (depreciation) on
  investments and foreign currencies                                    (59,073,829)   (16,632,454)        137,916         143,938
                                                                       -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (81,717,160)     6,577,191       5,248,501       6,137,085
                                                                       -----------------------------------------------------------

DISTRIBUTIONS
  From net investment income                                             (1,787,346)    (2,181,469)     (3,091,082)     (5,635,810)
  From net realized gains                                                (1,810,016)   (27,962,663)              -               -
  Return of capital                                                               -              -               -               -
                                                                       -----------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS                      (3,597,362)   (30,144,132)     (3,091,082)     (5,635,810)
                                                                       -----------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                 5,675,820     23,581,413     266,053,761     220,940,206
Proceeds from distributions reinvested                                    3,161,387     27,430,474       2,518,887       4,504,200
Entry/exit fees                                                              73,759         99,858               -               -
Cost of shares redeemed                                                 (23,813,427)   (16,325,832)   (210,456,393)   (165,643,256)
                                                                       -----------------------------------------------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARES TRANSACTIONS                (14,902,461)    34,785,913      58,116,255      59,801,150
                                                                       -----------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                (100,216,983)    11,218,972      60,273,674      60,302,425

NET ASSETS
Beginning of year                                                       227,587,648    216,368,676     159,546,173      99,243,748
                                                                       -----------------------------------------------------------
End of year                                                            $127,370,665   $227,587,648    $219,819,847    $159,546,173
                                                                       ===========================================================
  Including undistributed (distributions in excess of) net
    investment income                                                  $ (3,600,195)  $ (3,276,600)   $      1,662    $      2,471
                                                                       -----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold                                                                 483,376      1,525,601      27,053,714      22,605,394
Shares reinvested                                                           291,714      1,973,778         256,544         461,678
Shares redeemed                                                          (2,516,157)    (1,021,604)    (21,396,173)    (16,949,159)
                                                                       -----------------------------------------------------------
NET INCREASE (DECREASE)                                                  (1,741,067)     2,477,775       5,914,085       6,117,913
                                                                       -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                                                                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                         TIFF             TIFF            TIFF            TIFF
                                                                     MULTI-ASSET     INTERNATIONAL      US EQUITY      SHORT-TERM
                                                                         FUND         EQUITY FUND         FUND            FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations    $  (717,211,829)  $(148,715,241)   $(81,717,160)  $ 5,248,501
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in)
 operating activities:
  Investments purchased                                             (2,444,128,751)    (49,195,271)    (57,802,206)             -
  Investments sold                                                   1,940,369,497     134,928,402      69,887,392              -
  Purchases to cover securities sold short                             (89,303,157)              -               -              -
  Securities sold short                                                 98,784,075               -               -              -
  (Purchase)/Sale of short-term investments, net                        26,683,954      11,795,904      22,620,161    (63,170,102)
  Amortizaton (accretion) of discount and premium, net                    (952,322)              -               -              -
  Decrease in foreign currency                                             694,597         412,288               -              -
  Decrease in interest receivable                                        1,298,970             742             966          9,195
  Decrease in dividends and tax reclaims receivable                        641,389         285,559          43,958              -
  Decrease in deposit at brokers for securities sold short               6,234,382               -               -              -
  (Decrease) in interest payable                                           (86,957)              -               -              -
  Increase in dividends payable on securities sold short                    20,912               -               -              -
  (Increase) in variation margin on financial futures
   contracts, net                                                       (5,035,350)       (385,046)       (543,950)             -
  Increase (decrease) in accrued expenses and other liabilities           (397,430)       (314,164)        (23,884)         9,608
  Net realized (gain) loss                                             (23,329,457)    (21,651,661)      9,858,465     (2,020,312)
  Net change in unrealized (appreciation) depreciation on
   investments                                                         632,946,181     151,684,120      58,066,112       (137,916)
                                                                   --------------------------------------------------------------
Net cash from (used in) operating activities                          (572,771,296)     78,845,632      20,389,854    (60,061,026)
                                                                   --------------------------------------------------------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from shares sold                                              749,565,587       7,602,483       5,690,045    267,108,871
Payment on shares redeemed                                            (129,281,760)    (79,585,276)    (23,753,893)  (207,466,393)
Cash distributions paid                                                (42,241,736)     (6,868,769)     (2,336,213)      (650,585)
Increase (decrease) in payable for reverse repurchase agreements        (5,300,975)              -               -              -
                                                                   --------------------------------------------------------------
Net cash from (used in) financing activities                           572,741,116     (78,851,562)    (20,400,061)    58,991,893
                                                                   --------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH
Cash at beginning of period                                                 30,180           5,930          10,207      1,069,133
                                                                   --------------------------------------------------------------
Cash at end of period                                              $             -   $           -    $          -   $          -
                                                                   ==============================================================

---------------------------------------------------------------------------------------------------------------------------------
Non cash financing activities not included herein consist of
reinvestment of distributions of:                                  $    76,276,556   $  14,801,779    $  3,161,387   $  2,518,887


Interest paid was $1,063,252 for TIFF Multi-Asset Fund.


See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 DECEMBER 31, 2008

1. ORGANIZATION

TIFF Investment Program, Inc. ("TIP") was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. TIP currently has four funds: TIFF Multi-Asset Fund (Multi-Asset Fund), TIFF International Equity Fund (International Equity Fund), TIFF US Equity Fund (US Equity Fund), and TIFF Short-Term Fund (Short-Term Fund), collectively referred to as the "funds."

Investment Objectives

-------------------------------------------------------------------------------
FUND                       INVESTMENT OBJECTIVES
-------------------------------------------------------------------------------

Multi-Asset                Attain a growing stream of current income and
                           appreciation of principal that at least offset inflation.

International Equity       Attain appreciation of principal that at least
                           offsets inflation.

US Equity                  Attain a growing stream of current income and
                           appreciation of principal that at least offset inflation.

Short-Term                 Attain as high a rate of current income as is
                           consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services and are deemed representative of market values at the close of the market. Unlisted securities or securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and over-the-counter options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

Certain funds employ a daily fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset values of the funds are determined. If the funds' valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

Certain funds invest in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by the funds are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which the funds value their interests in private investment funds at "fair value." If a private investment fund does not provide a value to a fund on a timely basis, the fund determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment, as well as any other relevant information reasonably available at the time the fund values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that a fund could reasonably expect to receive from the private investment fund if the fund's interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that the fund believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP's board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Financial Accounting Standards No. 157

The funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

    Level 1 - quoted prices in active markets for identical investments

    Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the funds' investments carried at fair value:

----------------------------------------------------------------------------------------------------
ASSET VALUATION INPUTS                  LEVEL 1         LEVEL 2**      LEVEL 3***          TOTAL
----------------------------------------------------------------------------------------------------
MULTI-ASSET FUND
  Assets
    Investments in Securities       $1,493,152,940    $359,486,377    $317,372,456    $2,170,011,773
    Other Financial Instruments*        14,680,742       4,036,779               -        18,717,251
  Liabilities
    Securities Sold Short               (8,651,525)       (691,001)              -        (9,342,526)
    Other Financial Instruments*            (1,597)              -               -            (1,597)

INTERNATIONAL EQUITY FUND
  Assets
    Investments in Securities           24,593,210     124,489,535      31,771,922       180,854,667
    Other Financial Instruments*           929,665       1,821,333               -         2,750,998

US EQUITY FUND
  Assets
    Investments in Securities           91,555,482             334      35,655,540       127,211,356
  Liabilities
    Other Financial Instruments*          (152,406)              -               -          (152,406)

SHORT-TERM FUND
    Investments in Securities          220,776,324               -               -       220,776,324


  * Other financial instruments include futures, forwards, and swap contracts.
 ** Includes listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.
*** Includes primarily private investment funds, for which market quotations are not readily available.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------
                                                       MULTI-ASSET    INTERNATIONAL     US EQUITY
                                                           FUND        EQUITY FUND        FUND
--------------------------------------------------------------------------------------------------
BALANCE AS OF 12/31/07                                $ 409,284,856   $ 41,482,942    $ 53,244,047
Realized gain (loss)                                      7,301,000              -         589,026
Net transfers in and/or out of level 3                      364,800              -               -

Change in unrealized appreciation/depreciation         (107,578,200)   (14,711,021)    (15,677,533)

Net purchases (sales)                                     8,000,000      5,000,000      (2,500,000)
                                                      -------------   ------------    ------------
BALANCE AS OF 12/31/08                                $ 317,372,456   $ 31,771,921    $ 35,655,540
                                                      =============   ============    ============
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
 FROM INVESTMENTS STILL HELD AS OF 12/31/08
 FOR THE PERIOD ENDED 12/31/08                        $(100,277,200)  $(14,711,021)   $(15,088,507)

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date for financial reporting purposes (the date on which the buy or sell order is executed). Interest income and expenses are recorded on an accrual basis. The funds accrete discounts or amortize premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The funds recognize paydown gains and losses for such securities and reflect them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the funds, using reasonable diligence, become aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The funds use the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since each fund has elected to be taxed as a regulated investment company ("RIC") and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to RICs and to distribute substantially all of its taxable income. The funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The funds are subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the funds did not incur any such interest or penalties. The funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years.

Expenses

Expenses directly attributable to a fund are charged to that fund's operations; expenses that are applicable to all funds are allocated among them based on their relative average daily net assets.

Dividends to Members

It is the policy of all funds to declare dividends according to the following schedule:

    ----------------------------------------------------------------------
                                     DIVIDENDS FROM NET     CAPITAL GAINS
    FUND                              INVESTMENT INCOME     DISTRIBUTIONS
    ----------------------------------------------------------------------
    Multi-Asset                               Quarterly          Annually
    International Equity                  Semi-annually          Annually
    US Equity                                 Quarterly          Annually
    Short-Term                                  Monthly          Annually

The Multi-Asset Fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital. The fund made such a distribution during 2008.

Dividends from net short-term capital gains and net long-term capital gains of each fund, if any, are normally declared and paid in December, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the funds are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

 (i) the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date.

(ii) purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of each fund, less its liabilities, by the number of outstanding shares of the fund.

New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the funds' financial statement disclosures.

3. FINANCIAL INSTRUMENTS

Forward Currency Contracts

The funds may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the fund's portfolio securities. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily, and the change in value is recorded by the funds as an unrealized gain or loss. When a forward currency contract is extinguished through delivery or by entry into a closing contract, the funds record a realized gain or loss on foreign currency-related transactions equal to the difference between the value of the contract at the time of purchase and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. In addition, the funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Financial Futures Contracts

The funds may invest in financial futures contracts. A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery at a future date. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made to or received from the broker in the approximate amount of daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss in the Statement of Operations. These investments require initial margin deposits which consist of cash or cash equivalents, equal to approximately 5%-10% of the contract amount.

Each fund may use futures contracts to manage its market exposures and its exposure to fluctuations in currency values. Futures contracts are primarily used to increase or decrease the funds' exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short Selling

The funds may sell securities they do not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. A fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, a fund records the proceeds as a deposit with broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The cash is retained by the fund's broker as collateral for the short position. The liability is marked to market while it remains open to reflect the current settlement obligation. Until the security is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by a fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is realized.

In "short selling," a fund sells borrowed securities which must at some date be repurchased and returned to the lender. If the market value of securities sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Options

The funds may use option contracts to manage market exposures and exposure to fluctuation in interest rates and currency values. Option contracts are primarily used to increase or decrease the fund's exposure to the underlying instrument and may serve as hedges for other fund investments.

Interest Only Securities

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund's valuation procedures.

Certain funds may enter into credit default swap agreements where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the contingent payment equals the notional amount, at par, of the underlying index or security as a result of a related credit event. Upfront payments received or made by a fund, are amortized over the expected life of the agreement. Periodic payments received or paid by a fund are recorded as realized gains or losses. The credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

There are several risks associated with the use of swap agreements. Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty generally is limited to the net payment to be received by a fund, and/or the termination value at the end of the contract. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or indices. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). If these agreements require physical settlement, there is the risk that the fund may be unable to purchase the securities required to settle the contract.

4. INVESTMENT ADVISORY AGREEMENT, MONEY MANAGER AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

TIP's board of directors has approved investment advisory agreements with TIFF Advisory Services, Inc. ("TAS"). Each fund pays TAS a monthly fee calculated by applying the annual rates set forth below to such fund's average daily net assets for the month. In addition, TIP reimbursed TAS $168,000 for certain legal services that are provided to TIP by TAS personnel in accordance with procedures approved by the TIP board.

--------------------------------------------------------------------------------
                                                                US
                                  MULTI-ASSET  INTERNATIONAL  EQUITY  SHORT-TERM
ASSETS                                FUND      EQUITY FUND    FUND     FUND
--------------------------------------------------------------------------------

On the first $500 million            0.20%         0.15%      0.15%     0.03%
On the next $500 million             0.18%         0.13%      0.13%     0.03%
On the next $500 million             0.15%         0.11%      0.11%     0.02%
On the next $500 million             0.13%         0.09%      0.09%     0.02%
On the next $500 million             0.11%         0.07%      0.07%     0.01%
On the remainder (> $2.5 billion)    0.09%         0.05%      0.05%     0.01%

TIP's board of directors has approved money manager agreements with each of the money managers. Money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return. Certain money managers, however, will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provide services to the funds and their fees as a percent of assets managed during the year ended December 31, 2008 were as follows:

-------------------------------------------------------------------------------
                                                                      EFFECTIVE
                                                    MINIMUM   MAXIMUM  FEE RATE
-------------------------------------------------------------------------------
TIFF MULTI-ASSET FUND
Aronson+Johnson+Ortiz, LP(a)                         0.10%     0.80%     0.14%
Brookfield Redding, LLC(a)                           0.50%     2.50%     1.52%
Marathon Asset Management, LLP(a)                    0.15%      (b)      0.20%
Mondrian Investment Partners Limited                 0.30%     0.43%     0.34%
Shaprio Capital Management, LLC(a)(c)                0.50%     0.95%     0.56%
Smith Breeden Associates, Inc.(a)                    0.10%     0.85%     0.09%
Wellington Management Company, LLP                   0.35%     0.45%     0.39%
Westport Asset Management, Inc.(a)(c)                0.15%     2.00%     0.16%
TIFF INTERNATIONAL EQUITY FUND
Marathon Asset Management, LLP(a)                    0.15%     1.60%     0.51%
Mondrian Investment Partners Limited                 0.33%     0.55%     0.45%
TIFF US EQUITY FUND
Aronson+Johnson+Ortiz, LP(a)                         0.10%     0.80%     0.13%
Shapiro Capital Management LLC(a)                    0.50%     0.95%     0.63%
Westport Asset Management, Inc.(a)                   0.15%     2.00%     0.61%

----------
(a) Money manager receives a fee that includes a performance component. The effective fee may fall outside of the minimum and maximum range, because performance fees are based on either assets or performance from a period prior to when they are accrued.
(b) With respect to fund assets managed prior to October 31, 2008, Marathon's fee is based on performance. Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. With respect to assets allocated to Marathon on or after October 31, 2008, which represented approximately one-third of the fund assets allocated to Marathon as of that date, Marathon's compensation entails an asset-based fee of 0.35% per year and a performance fee, pursuant to which Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds that of the MSCI ACW Index, measured over a rolling sixty-month period, multiplied by the average daily net asset value of such assets over the same sixty-month period.
(c) Money manager portfolio inception was April 10, 2008.

With respect to the funds' investments in other registered investment companies, private investment funds, investment partnerships, and other commingled investment vehicles, the funds bear their ratable share of each such entity's expenses and would also be subject to their share of the management and performance fees, if any, charged by such entity. The funds' share of management and performance fees charged by such entities is in addition to fees paid by the respective fund to TAS and money managers.

Effective July 1, 2008, TIP has designated Mr. Christian A. Szautner as its Chief Compliance Officer ("CCO"). Mr. Szautner is an employee of TAS and also serves as TAS's CCO. For his services to TIP, which include the monitoring of TIP's compliance program pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), TIP reimbursed TAS $60,000 for the costs related to Mr. Szautner. Each fund pays a pro rata portion of such costs based on its share of TIP's net assets. Prior to July 1, 2008, TIP had designated Mr. William Vastardis as its CCO.

During the period when Mr. Vastardis served as TIP's CCO, TIP contracted with Vastardis Compliance Services LLC ("VCS") to provide services with respect to the monitoring of TIP's compliance program pursuant to Rule 38a-1 under the 1940 Act. The contract with VCS terminated on July 1, 2008. Under the terms of the contract, TIP was obligated to pay fees to VCS through December 31, 2008. Each fund paid a pro rata portion of the fees based on its share of TIP's net assets.

Effective January 1, 2008, and through December 31, 2008, Vastardis Fund Services LLC ("VFS") provided certain administrative services to TIP under an Administrative Services Agreement. For these services, TIP paid a monthly fee, plus any out-of-pocket expenses. Each fund paid a pro rata portion of the fee based on its share of TIP's net assets. As part of the services provided by VFS, Mr. Vastardis served as TIP's Chief Financial Officer ("CFO") and Treasurer. Effective January 1, 2009, Mr. Vastardis no longer serves as TIP's CFO and Treasurer.

Prior to July 1, 2008, pursuant to an Administration Agreement, State Street Bank and Trust Company ("State Street") earned a fee for providing fund administration services to TIP according to the following schedule: 0.065% of the first $300 million of the average daily net assets of TIP, 0.046% thereafter up to $3 billion and 0.04% on assets over $3 billion. State Street also served as TIP's custodian, fund accountant and transfer agent. Fees paid for services rendered by State Street were based upon assets of TIP and on transactions entered into by TIP during the period. Fees for such services paid to State Street by TIP are reflected as fund administration fees in the Statement of Operations.

Effective July 1, 2008, pursuant to an Amendment to the Administration Agreement, State Street earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services of 0.07% per annum on the average daily net assets of TIP. Fees paid for non-core services rendered by State Street, which include but are not limited to foreign custody, transactional fees, and out-of-pocket expenses, are based upon assets of TIP and/or on transactions entered into by TIP during the period. Fees for such services paid to State Street by TIP are reflected as fund administration fees in the Statement of Operations.

5. INVESTMENT TRANSACTIONS

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2008, were as follows:

                          NON-US GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
  FUND                                PURCHASES                 SALES
--------------------------------------------------------------------------------

  Multi-Asset                        $1,031,922,460       $466,409,525
  International Equity                   49,353,589        110,041,159
  US Equity                              57,350,360         69,776,297

                            US GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
  FUND                                PURCHASES                 SALES
--------------------------------------------------------------------------------
  Multi-Asset                        $1,427,872,038       $1,441,701,549

For federal income tax purposes, the cost of securities owned at December 31, 2008, the aggregate gross unrealized appreciation (depreciation), and the net unrealized appreciation (depreciation) on securities owned and securities sold short at December 31, 2008, for each fund are as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                             NET UNREALIZED
                                                     GROSS                 GROSS             APPRECIATION/
  FUND                                            APPRECIATION          DEPRECIATION         (DEPRECIATION)            COST
--------------------------------------------------------------------------------------------------------------------------------
  Multi-Asset                                     $101,321,966         $(508,072,967)         $(406,751,001)      $2,576,762,774
  International Equity                              20,293,235           (66,298,938)           (46,005,703)         226,860,370
  US Equity                                         12,160,874           (42,280,595)           (30,119,721)         157,331,077
  Short-Term                                           325,055                     -                325,055          220,451,269

6. FEDERAL TAX INFORMATION

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2008, the funds reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to realized foreign currency and swap gain/(losses), the tax character of distributions, investments in passive foreign investment companies, investments in investment partnerships, and investments in real estate investment trusts.

-------------------------------------------------------------------------------
                          UNDISTRIBUTED NET
                         INVESTMENT INCOME/
                     DISTRIBUTIONS IN EXCESS OF  ACCUMULATED REALIZED   PAID IN
FUND                    NET INVESTMENT INCOME       GAINS/(LOSSES)      CAPITAL
-------------------------------------------------------------------------------
Multi-Asset                  $1,832,813              $  (976,331)  $   (856,482)
International Equity          4,946,232               14,053,596    (18,999,828)
US Equity                       898,863                 (898,861)            (2)

At December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the funds' Statements of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

-----------------------------------------------------------------------------------------------------------------------
                                          UNDISTRIBUTED
                                        (DISTRIBUTION IN                            (ACCUMULATED          UNREALIZED
                                           EXCESS OF)          UNDISTRIBUTED         CAPITAL AND         APPRECIATION/
FUND                                     ORDINARY INCOME       CAPITAL GAINS        OTHER LOSSES)      (DEPRECIATION)(a)
------------------------------------------------------------------------------------------------------------------------
Multi-Asset                                $      -             $ -                $(130,373,767)(b)     $(393,534,333)
International Equity                              -               -                   (3,527,813)(c)       (43,792,338)
US Equity                                   855,839               -                  (32,263,118)(d)       (30,119,669)
Short-Term                                    1,662               -                   (1,028,473)(e)           325,055

----------
(a) Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b) Realized capital losses on investments and foreign currency transactions incurred after October 31, 2008, but before
    December 31, 2008, are deemed to arise on the first business day of the following year. Accordingly, the Multi-Asset
    Fund incurred and elected to defer net capital losses of $25,353,354 and currency losses of $3,451,935. The fund also incurred capital losses of $101,568,478 that will be available to offset future capital gains. These capital loss carryovers will expire on December 31, 2016.
(c) Realized capital losses on investments and foreign currency transactions incurred after October 31, 2008, but before
    December 31, 2008, are deemed to arise on the first business day of the following year. Accordingly, the
    International Equity Fund incurred and elected to defer net capital losses of $2,374,258 and currency losses of
    $1,153,555. These capital loss carryovers will expire on December 31, 2016.
(d) Realized capital losses incurred after October 31, 2008, but before December 31, 2008, are deemed to arise on the first business day of the following year. Accordingly, the US Equity Fund incurred and elected to defer net capital losses of $10,652,908. The fund also incurred capital losses of $21,610,210 that will be available to offset future capital gains. These capital loss carryovers will expire on December 31, 2016.
(e) Represents capital loss carryovers of $480,198, $312,133 and $236,142 which will expire December 31, 2012, December
    31, 2013 and December 31, 2014, respectively. For the year ended December 31, 2008, the Short-Term Fund utilized
    $2,020,312 of capital loss carryforwards.

The amount and character of tax distributions paid during the year ended December 31, 2008 and December 31, 2007, are detailed below. Certain differences exist from the amounts reflected in the funds' Statements of Changes in Net Assets primarily due to the character of foreign currency gains (losses) and net short-term capital gains treated as ordinary income for tax purposes.

-------------------------------------------------------------------------------------------------------------------------------
                                                  2008                                                2007
                        --------------------------------------------------------    -------------------------------------------
                          ORDINARY       LONG-TERM     RETURN OF                      ORDINARY        LONG-TERM
  FUND                     INCOME      CAPITAL GAIN     CAPITAL         TOTAL          INCOME       CAPITAL GAIN       TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Multi-Asset             $60,242,773    $ 8,553,225    $49,722,294   $118,518,292    $142,548,455    $84,320,934    $226,869,389
International Equity        400,022     16,523,737              -     16,923,759      28,514,015     22,038,267      50,552,282
US Equity                 3,597,362              -              -      3,597,362      11,957,715     18,186,417      30,144,132
Short-Term                3,091,082              -              -      3,091,082       5,635,810              -       5,635,810

7. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to a fund and repurchase such securities from such fund at a mutually agreed upon price and date.

Each fund is also permitted to enter into reverse repurchase agreements under which a member bank of the Federal Reserve System or a primary or reporting dealer in US government securities purchases US government securities from a fund and such fund agrees to repurchase the securities at an agreed upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2008 were as follows:

---------------------------------------------------------------------------------------------------------
                                                                                                 FACE
DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------
MULTI-ASSET FUND
JP Morgan Chase & Co., 0.08%, dated 12/19/08 to be repurchased on 12/31/50 (a)                $36,360,000
JP Morgan Chase & Co., 0.60%, dated 12/23/08, to be repurchased on 01/06/09 at $23,130,396     23,125,000
                                                                                              -----------
Total reverse repurchase agreements                                                           $59,485,000
                                                                                              ===========
Average balance outstanding                                                                   $68,707,083

Average interest rate                                                                               1.63%

----------
(a) Reverse repurchase agreement interest rate resets every one to three days. The Fund may terminate the agreement at any time without penalty. Interest rate disclosed is as of December 31, 2008.

Each fund will engage in repurchase and reverse repurchase transactions with parties approved by TAS or the relevant money manager on the basis of such party-s creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. In connection with reverse repurchase agreements, the funds establish segregated accounts with their custodian in which the funds maintain cash, US government securities, or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligation. The funds may also invest in tri-party repurchase agreements for which securities held as collateral are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the funds require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

8. CAPITAL SHARE TRANSACTIONS

The funds may charge entry or exit fees on subscriptions or redemptions, respectively. While there are no sales commissions (loads) or 12b-1 fees, the Multi-Asset Fund assesses entry and exit fees of 0.50% of capital invested or redeemed; the International Equity Fund assesses entry and exit fees of 0.75%; and the US Equity Fund assesses entry and exit fees of 0.25%. These fees, which are paid to the funds directly, not to TAS or other vendors supplying services to the funds, are designed to allocate transaction costs associated with purchases and redemptions of a fund's shares. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the purchase or redemption will not result in significant transaction costs for the affected fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the funds and included in proceeds from shares sold or deducted from distributions for redemptions.

9. DELAYED DELIVERY TRANSACTIONS

The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The funds identify these securities in their records as segregated with a value at least equal to the amount of the purchase commitment.

The Multi-Asset Fund enters into "TBA" (to be announced) purchase commitments to purchase mortgage-backed securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the principal amount delivered will not differ more than 0.01% from the commitment. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the fund may dispose of a commitment prior to settlement if the respective money manager deems it appropriate to do so.

The Multi-Asset Fund enters into TBA sale commitments to hedge the portfolio or to sell mortgage-backed securities the fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as "cover" for the transaction.

TBA commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments in Note 2. The contracts are marked to market daily, and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

10. CONCENTRATION OF RISKS

The funds may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. A fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The Multi-Asset, International Equity, and US Equity Funds invest in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The Multi-Asset Fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the respective fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The Multi-Asset, International Equity, and US Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Multi-Asset Fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

11. FUNDAMENTAL MEMBERS

The schedule below shows the number of members each owning 25% or more of a fund and the total percentage of the fund held by such members as of December 31, 2008.

--------------------------------------------------------------------------------
  FUND                            NUMBER OF MEMBERS        % OF FUND HELD
--------------------------------------------------------------------------------

  International Equity                   1(a)                    49

----------
(a) A Director of the Fund serves as an officer of this member.

From time to time, a fund may have members that hold significant portions of the respective fund's outstanding shares. Investment activities of such members could have a material impact on those funds.

12. INDEMNIFICATIONS

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of TIFF Investment Program, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TIP Investment Program, Inc. (comprising, respectively, TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund) ("TIP") as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of TIP's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2005 were audited by other auditors, whose report dated February 24, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of TIP's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of TIP's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting TIP Investment Program, Inc. at December 31, 2008, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 27, 2009

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)                            DECEMBER 31, 2008

PROXY VOTING POLICY AND VOTING RECORD

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF's website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission ("SEC") at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

QUARTERLY REPORTING

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP's Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP's portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

TAX INFORMATION NOTICE

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during the taxable year ended December 31, 2008.

The table below shows distributions paid from investment company taxable income for the year ended December 31, 2008, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

FUND                                                QUALIFIED DIVIDEND INCOME
-----------------------------------------------------------------------------
Multi-Asset                                                $19,589,365
International Equity                                       $ 9,716,730
US Equity                                                  $   270,293
Short-Term                                                 $         -

The amounts of distributions designated as long-term capital gains for taxable year ended December 31, 2008 are as follows:

                                                          NET LONG-TERM
FUND                                                      CAPITAL GAINS
-----------------------------------------------------------------------------
Multi-Asset                                                $ 8,553,225
International Equity                                       $16,523,737
US Equity                                                  $         -
Short-Term                                                 $         -

-------------------------------------------------------------------------------
APPROVAL OF THE AMENDMENT TO THE FEE SCHEDULE
FOR EXISTING MONEY MANAGER (UNAUDITED)                        DECEMBER 31, 2008

TIFF Multi-Asset Fund ("Multi-Asset Fund") has engaged eight independent money managers, including Marathon Asset Management, LLP ("Marathon"), and TIFF Advisory Services, Inc. ("TAS") to oversee the Multi-Asset Fund's investment decisions. The board of directors ("the directors") of TIFF Investment Program ("TIP") initially approved a money manager agreement with Marathon at a meeting held on June 9, 2003. The Board last approved the continuance of the money manager agreement at a meeting held on June 16, 2008.

The directors, including the directors who are not "interested persons" (the "independent directors") of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved an amended and restated fee schedule to the money manager agreement at a meeting held on October 31, 2008, and approved a second restatement of the amended fee schedule at a meeting held on December 10, 2008 (together, the "amended fee schedule"). The amended fee schedule established a new fee schedule respecting an additional allocation of assets to be managed by Marathon, effective on or after October 31, 2008 (the "newly allocated assets"). The fee schedule for assets allocated to and managed by Marathon prior to October 31, 2008 (the "previously allocated assets") was not changed. All other terms of the money manager agreement with Marathon with respect to its management of assets of Multi-Asset Fund also were unchanged.

TAS recommended that the directors approve the amended fee schedule in connection with the opportunity to place the newly allocated assets under Marathon's management. Marathon closed to new clients in 2005 and re-opened on a limited basis in 2008. Generally, fee arrangements following the limited re-opening differed from those in effect prior to the closing. Marathon agreed to accept the newly allocated assets from the fund subject to negotiation of its fee for managing the newly allocated assets. In TAS's view, (i) it was in the best interest of Multi-Asset Fund's members to allocate additional assets to Marathon due to the potential for favorable future performance based on TAS's understanding of Marathon's style and strategies, and the prior performance generated for the fund by Marathon since the fund's initial investment with Marathon in June 2003; and (ii) although the fee schedule applicable to the newly allocated assets under the amended fee schedule differs from the fee schedule applicable to the previously allocated assets, and is likely in many circumstances to result in a fee payable to Marathon that is higher than the fees payable under the fee schedule applicable to the previously allocated assets, the amended fee schedule is reasonable in light of the extent and quality of services to be provided and potential for favorable returns to be generated. One different and attractive feature of the amended fee schedule applicable to the newly allocated assets is the rolling sixty calendar month measurement period used to determine the performance fee.

After analyzing information deemed relevant and the potential impact on the fund, TAS recommended to the directors that the board approve the amended fee schedule for the fund in order to enable the fund to allocate additional assets to Marathon. Upon the recommendation of TAS, and after considering a variety of factors (as described below under "Consideration of Amended Fee Schedule by the Board"), the directors voted on October 31, 2008 and December 10, 2008 to approve the amended fee schedule to the money manager agreement.

Consideration of Amended Fee Schedule by the Board

In considering the amended fee schedule, the directors noted that in connection with their annual review of TIP's advisory arrangements and fees (the "Annual Review"), on June 16, 2008, they had approved the continuation of the money manager agreement between Multi-Asset Fund and Marathon for another one-year term commencing July 1, 2008. In connection with the Annual Review, the board had requested and considered a wide range of information of the type they regularly consider when determining whether to continue the fund's money manager agreements as in effect from year to year. A discussion of the board's consideration of the fund's money manager agreements was included in TIP's semi-annual report for the period ended June 30, 2008.

In approving the amended fee schedule to the money manager agreement at the October 31, 2008 and December 10, 2008 meetings, the directors considered the information provided and the factors to be considered in connection with the review of the money manager agreement at the Annual Review, as well as such other information they deemed appropriate. TAS advised the board that the information presented in connection with the board's consideration and approval of the continuance of the money manager agreement for Marathon at the Annual Review had not changed in any material respect and that the board's findings regarding the continuance of the money manager agreement were still applicable. In considering the amended fee schedule, the board noted that TAS, the fund's adviser, had recommended the approval of the amended fee schedule, having concluded it would be in the best interest of the fund to do so. The board also considered additional information provided by TAS and Marathon.

The board considered operational and investment matters applicable to Marathon resulting from the proposed additional asset allocation and considered how the amended fee schedule addressed those issues. The board considered the revised fee structure in light of the potential benefits of increasing the allocation of Multi-Asset Fund assets to Marathon. The board's evaluation of the services provided by Marathon took into account the board's knowledge of and familiarity with Marathon gained as board members, including the scope and quality of Marathon's investment management capabilities. Following extensive discussion, the board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided by Marathon under the money manager agreement and that the amended fee schedule was in the best interests of Multi-Asset Fund members.

After carefully considering the information summarized above and other factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the amended fee schedule to the money manager agreement for the fund. Prior to a vote being taken to approve the amended fee schedule to the money manager agreement for Multi-Asset Fund, the independent directors met separately in executive session to discuss the appropriateness of the amended fee schedule. In certain of their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel. The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. The independent directors concluded the amended fee schedule to the money manager agreement was reasonable, fair, and in the best interests of the Multi-Asset Fund and its members, and that the fees provided in such amended fee schedule were fair and reasonable.

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DIRECTORS AND PRINCIPAL OFFICERS (UNAUDITED)                  DECEMBER 31, 2008

The board of directors of TIP comprises experienced institutional investors. Among responsibilities of the board of directors are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves until his or her termination; or until the director's retirement, resignation, or death; or otherwise as specified in TIP's Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available by calling 800-984-0084. This information is also available upon request without charge on the website of the US Securities and Exchange Commission at http://www.sec.gov.

INDEPENDENT DIRECTORS

SUZANNE BRENNER
-------------------------------------------------------------------------------
Born 1958                         Principal Occupation(s) During the Past Five
Director since July 2003          Years: Chief Investment Officer, The
4 funds overseen                  Metropolitan Museum of Art (2007-present)
                                  (Deputy CIO and AssociateTreasurer prior thereto). Other Directorships: 100 Women in
                                  Hedge Funds.

SHERYL L. JOHNS
-------------------------------------------------------------------------------
Born 1956                         Principal Occupation(s) During the Past Five
Director since April 1996         Metropolitan Museum of Art (2007-present)
4 funds overseen                  (Deputy CIO and Associate Houston Endowment
                                  Inc. Other Directorships: TIFF Education
                                  Foundation.

WILLIAM MCCALPIN
-------------------------------------------------------------------------------
Born 1957                         Principal Occupation(s) During the Past Five
Director since February 2008      Years: Chair of The Janus Funds (2008-
Board Chair since 2008            present). Formerly Executive Vice President
4 funds overseen                  and Chief Operating Officer, Rockefeller
                                  Brothers Fund (1998-2006). Other
                                  Directorships: The Janus Funds, FB Heron
                                  Foundation.

PRINCIPAL OFFICERS

DAVID A. SALEM
-------------------------------------------------------------------------------
Born 1956                         Principal Occupation(s) During the Past Five
Vice President and CIO            Years: President/Chief Investment Officer,
since December 2002               TIFF Advisory Services, Inc. (1993-present)
(President prior thereto)         (CEO 1993-2004).Directorships: TIFF Advisory
                                  Services, Inc., TIFF Education Foundation.

RICHARD J. FLANNERY
-------------------------------------------------------------------------------
Born 1957                         Principal Occupation(s) During the Past Five
President and CEO                 Years: CEO, TIFF Advisory Services, Inc.
since September 2003              (2004-present). President and CEO, TIFF
                                  Investment Program, Inc. (2003-present).
                                  Executive Vice President, Delaware Investments
                                  (1998-2002). Directorships: TIFF Advisory
                                  Services, Inc.

TINA M. LEITER
-------------------------------------------------------------------------------
Born 1966                         Principal Occupation(s) During the Past Five
Secretary                         Years: Deputy Compliance Officer (2008-
since June 2003                   present), Secretary (2004-present), Chief
                                  Compliance Officer (2004-2008), Investment
                                  Operations and Compliance, prior thereto,
                                  TIFF Advisory Services, Inc.
DAWN I. LEZON
-------------------------------------------------------------------------------
Born 1965                         Principal Occupation(s) During the Past Five
CFO and Treasurer                 Years: Vice President/Treasurer, TIFF Advisory
since January 2009                Services, Inc. (2006-present). Partner, Crane,
(Vice President and Assistant     Tonelli, Rosenberg & Co., LLP, public
Treasurer, September 2006 --      accounting firm (1998-2006).
December 2008)

KELLY A. LUNDSTROM
-------------------------------------------------------------------------------
Born 1964                         Principal Occupation(s) During the Past Five
Vice President                    Years: Vice President, TIFF Advisory Services,
since September 2006              Inc. (2006-present). Investment Operations
                                  Consulting (2000-2003). Investment Operations,
                                  Howard Hughes Medical Institute (1989-2000).

RICHELLE S. MAESTRO
-------------------------------------------------------------------------------
Born 1957                         Principal Occupation(s) During the Past Five
Vice President and Chief          Years: Vice President/General Counsel, TIFF
Legal Officer                     Advisory Services, Inc. (2005-present).
since March 2006                  Executive Vice President/General Counsel,
                                  Delaware Investments (2003-2005). Senior Vice
                                  President/Deputy General Counsel, Delaware
                                  Investments (1999-2003).

CHRISTIAN A. SZAUTNER
-------------------------------------------------------------------------------
Born 1972                         Principal Occupation(s) During the Past Five
CCO since July 2008               Years: Chief Compliance Officer, TIFF Advisory
                                  Services, Inc. (2008-present). Partner,
                                  Ballard Spahr Andrews & Ingersoll, LLP
                                  (2005-2008). Associate, Ballard Spahr Andrews
                                  & Ingersoll, LLP (1997-2005).

-------------------------------------------------------------------------------

                            TIFF INVESTMENT PROGRAM

ADVISOR
TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone             610-684-8000
fax               610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Two Commerce Square
Suite 4000
2001 Market Street
Philadelphia, PA 19103

MONEY MANAGERS AND CIV MANAGERS
TIFF Multi-Asset Fund
Aronson + Johnson + Ortiz LP
Brookfield Redding, LLC
Canyon Capital Advisors LLC (CIV)
Convexity Capital Management LP (CIV)
Farallon Capital Management, LLC (CIV)
Freeman Associates Investment Management LLC (CIV)
Joho Capital, LLC (CIV)
Lansdowne Partners Limited (CIV)
Lone Pine Capital LLC (CIV)
Marathon Asset Management, LLP
Maverick Capital, Ltd. (CIV)
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (CIV)
Regiment Capital Management, LLC (CIV)
Shapiro Capital Management LLC
Sleep, Zakaria & Company, Ltd. (CIV)
Smith Breeden Associates, Inc.
TIFF Advisory Services, Inc.
Toscafund Asset Management LLC (CIV)
Wellington Management Company, LLP
Westport Asset Management, Inc.

TIFF International Equity Fund
Convexity Capital Management LP (CIV)
Lansdowne Partners Limited (CIV)
Lone Pine Capital LLC (CIV)
Marathon Asset Management, LLP
Mondrian Investment Partners Limite
TIFF Advisory Services, Inc.
Toscafund Asset Management LLC (CIV)

TIFF US Equity Fund
Adage Capital Management, LP (CIV)
Aronson+Johnson+Ortiz LP
Freeman Associates Investment Management LLC (CIV)
Shapiro Capital Management LLC
TIFF Advisory Services, Inc.
Westport Asset Management, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF A FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. A PROSPECTUS MAY BE OBTAINED BY CONTACTING TIFF AT 800-984-0084 OR BY VISITING TIFF'S WEBSITE AT WWW.TIFF.ORG. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE SEC DOES NOT APPROVE OR DISAPPROVE OF THE SECURITIES MENTIONED IN THIS REPORT. MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

ITEM 2. CODE OF ETHICS

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended December 31, 2008, there were no amendments to the provisions of the Code of Ethics nor were there any waivers granted from any provision of the Code of Ethics. Effective February 6, 2009, the Code of Ethics was amended to make certain non-substantive, administrative changes. The amended Code of Ethics will be submitted to the Registrant's Board of Directors for ratification at its next regularly scheduled meeting. A copy of the Registrant's Code of Ethics, as amended February 6, 2009, is filed with this Form N-CSR under item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Sheryl L. Johns, who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant's independent auditors, Ernst & Young LLP, for the audit of the Registrant's annual financial statements for the fiscal years ended December 31, 2008 and 2007 were $225,000 and $200,000, respectively.

         (b) AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant's independent accountant that are reasonably related to the performance of the audit or review of the Registrant's financial statements, but are not reported as audit fees. Fees billed by Ernst & Young LLP to the Registrant for fiscal years ended December 31, 2008 and 2007 were $6,000 and $6,000, respectively. These fees were for the review of the Registrant's semi-annual report.

         (c) TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, for the fiscal years ended December 31, 2008 and 2007 were $19,214 and $64,995, respectively.

         (d) ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2008 or 2007.

         (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.

             (2) Not applicable.

         (f) Not applicable.

         (g) In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant's Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Registrant's Investment Adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2008 and 2007 are $169,911 and $156,306, respectively.

         (h) The Registrant's audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant's Investment Adviser to be compatible with maintaining the principal accounting firm's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURE FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The nominating committee will consider nominees recommended by members and shall assess such nominees in the same manner it reviews committee nominees. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Nominating Committee, Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee's contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the "1940 Act") were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

         (a)(1) Code of Ethics as described in item 2 is attached.

         (a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

         (a)(3) Not applicable to this filing.

         (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the
         Securities Exchange Act of 1934 (17 CFR 240.13a - 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant)                TIFF Investment Program, Inc.


        By (Signature and Title)    /s/ Richard J. Flannery
                                    -------------------------------------------
                                    Richard J. Flannery,
                                    President and Chief Executive Officer

        Date                        2/27/2009
                                    -------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By (Signature and Title)    /s/ Richard J. Flannery
                                    -------------------------------------------
                                    Richard J. Flannery,
                                    President and Chief Executive Officer

        Date                        2/27/2009
                                    -------------------------------------------

        By (Signature and Title)    /s/ Dawn I. Lezon
                                    -------------------------------------------
                                    Dawn I. Lezon,
                                    Treasurer and Chief Financial Officer

        Date                        2/27/2009
                                    -------------------------------------------